Board of Directors of Crestwood Gas Services GP LLC Project Intrepid May 5, 2013 EXHIBIT (c)(9) Materials Prepared for the Conflicts Committee of the

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors (the “Conflicts Committee”)
of Crestwood Gas Services GP LLC (the “Company”), the general partner of Crestwood Midstream Partners LP (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with
Evercore. These materials are based on information provided by or on behalf of the Partnership and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources,
Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter.
These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and internal use of the Conflicts Committee.
These materials were compiled on a confidential basis for use by the Conflicts Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.
These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.
Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Table of Contents
Introduction
Executive Summary
Overview of CMLP
Indicative Valuation of CMLP
Overview of NRGM
Indicative Valuation of NRGM
Summary Analysis of the Proposed Exchange Ratio
Summary Pro Forma Impact
Appendix
A. Weighted Average Cost of Capital
B. CMLP Management Sensitivity Case
C. NRGM Management Sensitivity Case
D. Additional Pro Forma Impact Sensitivities
Section
I
II
III
IV
V
VI
VII
VIII
Confidential

I. Introduction

Evercore Partners (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee of the Board of Directors (the
“Conflicts Committee”) of Crestwood Gas Services GP LLC, the general partner of Crestwood Midstream Partners LP
(“Crestwood”, “CMLP” or the “Partnership”), regarding the proposed merger of CMLP with and into Inergy Midstream, L.P.
(“NRGM”) (the “Proposed Transaction” or “Project Intrepid”)
– As part of the Proposed Transaction, each common unit and Class D Unit (1) of CMLP is to be exchanged for 1.070x NRGM units and each CMLP common unit owned by unaffiliated unitholders will receive $1.03 in cash (the “Proposed
Consideration”)
The exchange ratio is based on a proposed 5.0% premium to CMLP’s volume-weighted average unit price over the previous 20 trading days ending May 3, 2013
The cash consideration of $1.03 per unit is based on an aggregate $25.0 million dollar one-time cash payment to CMLP unaffiliated unitholders from NRGM and an aggregate approximately $10.4 million dollar one-time cash payment to
CMLP unaffiliated unitholders from Crestwood Holdings, LLC (“Crestwood Holdings”)
Represents a 14.4% premium to CMLP’s $23.85 per unit closing price on May 3, 2013 for CMLP’s unaffiliated unitholders
– Pro forma for Project Intrepid, CMLP will survive as a wholly-owned subsidiary of NRGM
– As part of the Proposed Transaction, NRGM will assume CMLP’s current debt outstanding
– As a condition to the Proposed Transaction, Inergy, L.P. (“NRGY”) and Crestwood Holdings will enter into a series of transactions to consolidate the general partner of both entities including: (i) NRGY distributing all its existing NRGM units to existing NRGY unitholders; (ii) Crestwood Holdings acquiring Inergy Holdings GP, LLC (“IHGP”) from NRGY principals and (iii) NRGY acquiring CMLP’s general partner and IDR interest from Crestwood Holdings
Overview of Materials
Introduction

(1)  Class D Units are similar in certain respects to existing common units, except that CMLP has the option to pay distributions on Class D Units for the period from March 2013 to March 2014 with cash or by issuing additional paid-in-kind Class D Units based upon the volume weighted-average price of CMLP common units for the ten trading days immediately preceding the date the distribution is declared
Confidential

As such, the materials herein review the following:
– An executive summary including: (i) an overview of the Proposed Transaction, including summary proposed terms; (ii) an overview of the standalone partnership structures of NRGM and CMLP; (iii) a review of the NRGM pro forma partnership structure and summary pro forma asset map; (iv) a review of certain trading statistics of NRGM, CMLP and NRGM adjusted for the Proposed Transaction; (v) a review of the draft of the Merger Agreement dated May 5, 2013; (vi) a review of Evercore’s evaluation process to-date; (vii) a summary indicative analysis of the value of the Proposed Consideration relative to the indicative value of a CMLP unit; (viii) an analysis of the proposed pro forma ownership relative to each of CMLP’s and
NRGM’s contribution to the proposed MLP based on various financial metrics and (ix) an analysis of the pro forma impact of the Proposed Transaction to CMLP unitholders
– An overview of CMLP, including an overview of CMLP’s assets and operations, a review of CMLP’s market and capitalization data and historical and projected operating and financial results as provided by CMLP management (the “CMLP Management
Financial Projections”), a review of the assumptions utilized by CMLP management in deriving such financial projections and a review of the assumptions utilized by CMLP management in deriving such financial projections
– An indicative valuation analysis of CMLP utilizing the CMLP Management Financial Projections
Overview of Materials (cont’d)
Introduction

Confidential

– An overview of NRGM, including an overview of NRGM’s assets and operations, a review of NRGM’s market and capitalization data and historical and projected operating and financial results as provided by NRGM management (the
“NRGM Management Financial Projections”) and a review of the assumptions utilized by NRGM management in deriving such financial projections
– An indicative valuation analysis of the Proposed Consideration utilizing the NRGM Management Financial Projections
– An analysis of the proposed pro forma ownership relative to each of CMLP’s and NRGM’s contribution to the pro forma entity based on various financial metrics utilizing the CMLP Management Financial Projections and the NRGM Management
Financial Projections as well as a potential alternative set of projected operating and financial results as provided by CMLP management representing a downside scenario to the CMLP Management Financial Projections (the “CMLP Management
Sensitivity Case”) and a potential alternative set of projected operating and financial results as provided by CMLP management representing a downside scenario to the NRGM Management Financial Projections (the “NRGM Management Sensitivity
Case”)
– A review of the pro forma financial impact of the Proposed Transaction to CMLP unitholders
Overview of Materials (cont’d)
Introduction

Confidential

II. Executive Summary

Overview of Project Intrepid
Opinion
Requested:

Executive Summary
As part of the Proposed Transaction, NRGM has proposed to acquire each CMLP common unit and Class D Unit outstanding in exchange for 1.070x NRGM common units and make an aggregate cash payment of $25.0 million, to the CMLP unaffiliated unitholders
– The exchange ratio was calculated assuming a 5.0% premium to CMLP’s volume-weighted average closing unit price over the 20 trading days ended May 3, 2013 (“20-Day VWAP”) as described below
– Crestwood Holdings has also agreed to pay CMLP’s unaffiliated unitholders an aggregate approximately $10.4 million dollar one-
time cash payment
– Represents an aggregate CMLP equity value of approximately $1.6 billion based on a 20-Day VWAP as of May 3, 2013 and, including NRGM’s assumption of CMLP’s approximately $787.4 million of net debt projected to be outstanding as of July 1,
2013, a CMLP enterprise value of approximately $2.4 billion
– Pro forma for the Proposed Transaction, CMLP unitholders will own 42.9% of the pro forma entity
– Expected announcement on May 6, 2013
Prior to the Proposed Transaction, it is anticipated that NRGY and Crestwood Holdings will enter into a series of transactions to consolidate the general partner of both entities (together the “GP Consolidation”), including:
– Step 1: NRGY will distribute all of its 56.4 million NRGM units to NRGY unitholders
– Step 2: Crestwood Holdings will acquire IHGP for a cash payment of $80.0 million
– Step 3: NRGY will acquire CMLP’s general partner and IDR interest on a debt-free basis from Crestwood Holdings in exchange for $450.0 million in NRGY units (39.5 million NRGY units based on the 20-Day VWAP as of May 3, 2013)
– Step 4: Crestwood Holdings will contribute a portion of its CMLP units, currently proposed to be 6.7 million CMLP units, for an equivalent value of NRGY units such that Crestwood Holdings owns a 29.0% interest in NRGY on a pro forma basis
While Steps 1 through 4 above are conditions precedent to closing of the Proposed Transaction, closing of the Proposed Transaction is not a condition precedent to the GP Consolidation
Confidential
Evercore has been asked by the Conflicts Committee, whether, in Evercore’s opinion, the Proposed
Consideration to be received in the Proposed Transaction is fair, from a financial point of view, to the holders of the Partnership’s common units other than Crestwood Gas Services GP LLC, Crestwood Gas
Services Holdings LLC and their respective affiliates

GP Consolidation

Proposed Transaction

34.3 million CMLP Units
36.7 million NRGM Units & $25.0 million

Evercore Partners

Crestwood

Summary Transaction Structure

Executive Summary
Summary Structure
Step 1:
Distribution of
NRGY’s NRGM
Units to NRGY
Unitholders
Step 3: NRGY
Acquires CMLP’s
GP and IDR
Interests for
NRGY Units
Crestwood Holdings acquires IHGP from
NRGY principals for a cash payment of $80.0
million
NRGY distributes all of its existing NRGM
units (56.4 million) to existing NRGY
unitholders
NRGY
Principals
Inergy Holdings GP, LLC and associated
non-economic GP interest in NRGY
$80.0 million cash
NRGY
NRGY Public
Unitholders
Crestwood
Holdings
NRGY
Principals
NRGY acquires CMLP’s general partner and
IDR interests from Crestwood Holdings in
exchange for $450.0 million of NRGY units
(or 39.5 million NRGY units)
NRGY
CMLP’s General Partner
and IDR Interest
39.5 million NRGY Units
Crestwood
Holdings
Step 4:  True-Up
Contribution
CMLP/NRGM
Merger
CMLP merges with and into NRGM in
exchange for 1.070 NRGM units per CMLP
unit and an aggregate payment to CMLP
unaffiliated unitholders of $25.0 million
In addition, Crestwood Holdings will make a
~$10.4 million aggregate payment to CMLP
unaffiliated unitholders
As a result, NRGM issues 64.4 million new
NRGM units and $25.0 million in cash
Crestwood
Holdings
CMLP Public
Unitholders
20.5 million NRGM Units
19.2 million CMLP  Units
NRGY acquires 6.7 million CMLP units from
Crestwood Holdings in exchange for 14.3
million NRGY units
NRGY
6.7 million CMLP Units
14.3 million NRGY Units
Crestwood
Holdings
NRGM
NRGY
6.7 million
CMLP Units
7.1 million
NRGM Units
~$10.4
million
Confidential
56.4 million
NRGM Units
Step 2:
Acquisition of
Inergy Holdings
GP

Confidential
Current NRGM Organizational Structure
NRGP Limited
Partner, LLC
Inergy Holdings
GP , LLC
Inergy
Holdings, L.P.
Inergy GP, LLC
(Managing General Partner)
IPCH
Acquisition Corp.
847,415 Class A Units
Inergy
Partners, LLC
4,019,837 Class A Units
Inergy Services,
LLC
Tres Palacios
Midstream, LLC
Inergy Pipeline
East, LLC
Inergy Gas
Marketing, LLC
Inergy
Storage, Inc.
Arlington Storage
Company, LLC
Finger Lakes
LPG Storage, LLC
Inergy Crude
Logistics, LLC
US Salt, LLC
Inergy
Terminals, LLC
Inergy Dakota
Pipeline, LLC
Central New York Oil
And Gas Company, L.L.C.
Inergy , L.P.
NYSE: NRGY
56,398,707 NRGM Common Units
Incentive Distribution Rights
Market Capitalization: $2,938 MM
Net Debt: $345 MM
Inergy Midstream,
L.P.
NYSE: NRGM
Market Capitalization: $2,109 MM
Net Debt: $712 MM
Inergy Midstream
Operations, LLC
NRGY Public
Unitholders
NRGM Public
Unitholders
99% L.P. Interest 1% L.P. Interest
100% Member Interest
Non-Economic
GP Interest
96.7% L.P. Interest
0.6% L.P. Interest 2.7% L.P. Interest
0.5% Class A Member Interest
100% Class A Member Interest
100% Member Interest 100% Member Interest 100% Member Interest 100% Member Interest 100% Member Interest 100% Member Interest 100% Ownership
99.9% Member Interest 0.1% Member Interest
100% Member Interest
100% Member Interest 100% Member Interest
Non-economic GP interest
100% Member Interest
100% Member Interest
Non-economic GP interest
100% Member Interest
100% Member Interest
Tres Palacios
Gas Storage, LLC
34.3%
Ownership
65.7% Ownership
Incentive
Distribution
Rights
100%
L.P.
Interest
100% Member
Interest

MGP GP, LLC
Inergy Midstream
Holdings, L.P.
NRGM GP, LLC
Executive Summary
Inergy
Operations, LLC
100% Member Interest

100%
Current CMLP Organizational Structure

Executive Summary
Source: Public partnership filings
(1) Class D Units are similar in certain respects to existing common units, except that CMLP has the option to pay distributions to Class D unitholders for a period of one year with cash or by issuing additional paid-in-kind Class D units based upon the volume weighted-average price of CMLP common units for the ten trading days immediately preceding the date the distribution is declared
100%
100%
Public
Unitholders
34,345,543 Common
LP Units
Crestwood Holdings
Partners LLC
Crestwood Gas Services Holdings
LLC
17,210,377 Common LP Units
6,190,469 Class D LP Units
Crestwood Holdings
LLC
2,333,712 Common LP Units
56.0%
Operating Subsidiaries
Class D LP Units
(1)
10.1%
100%
GP
1.8%
Crestwood Gas Services GP
LLC
137,105 Common LP Units
1,112,674 GP Units
Common LP Units
28.1%
Crestwood Marcellus
Midstream LLC
Crestwood Holdings
II LLC
3.8%
LP
0.2%
Confidential
Crestwood Midstream Partners LP
Market Capitalization: $1,456.5 million
Net Debt: $733.7 million
B3 / B

Common LP Units
12.0 million
8.0%
Common LP Units
26.7 million
14.4%
100%
100%
100%
Common LP Units
105.0 million
56.6%
Pro Forma Ownership Structure

Executive Summary
100%
Crestwood Holdings Partners LLC
Inergy Holdings, L.P.
Public
Unitholders
Crestwood Holdings LLC
100%
100%
100%
100%
Common LP Units
110.7 million
73.6%
Inergy  GP, LLC
Inergy, L.P.
Public
Unitholders
MGP GP, LLC
NRGM GP, LLC
Common LP Units
7.1 million
4.7%
Non-Economic General Partner Interest
Non-Economic General Partner Interest
Inergy  Midstream
Holdings, L.P.
Non-Economic General Partner Interest
100%
Incentive
Distribution
Rights
Non-Economic
General Partner Interest
Common LP Units
53.8 million
29.0%
Management
Management
Common LP Units
20.5 million
13.7%
Inergy
Midstream, L.P.
Pro Forma Ownership Units (MM) %
NRGY
Public - NRGY 105.0 56.6%
Crestwood Holdings 53.8 29.0%
Management 26.7 14.4%
Total NRGY Units 185.6 100.0%
NRGM
Public - NRGM 17.5 11.6%
Public - CMLP 36.7 24.4%
Crestwood Holdings 20.5 13.7%
NRGY Unitholders 56.4 37.5%
NRGY (Formerly CMLP Units) 7.1 4.7%
Management 12.0 8.0%
Total NRGM Units 150.3 100.0%
Crestwood Midstream
Partners, LP
100%
Crestwood Gas Services, LLC
100%
Non-Economic General Partner Interest
100%
Confidential

North Dakota
Minnesota
Wisconsin
Michigan
New York
Vermont
Massachusetts
Connecticut
South Dakota
Wyoming
Pennsylvania
New Jersey
Iowa
Nebraska
Ohio
Indiana
Illinois
Delaware
West Virginia
Colorado
Kansas
Missouri
Kentucky
Virginia
North Carolina
Tennessee
Oklahoma
Arkansas
New Mexico
Alabama
Mississippi
Texas

EVERCORE PARTNERS

Pro Forma Asset Map

Executive Summary
Gathering Systems (CMLP)
Compression and Treating Facility (CMLP)
Processing Facility (CMLP)
Gas Storage (NRGM)
NGL Storage (NRGM)
COLT Hub (NRGM)
Confidential
Legend

Summary Side by Side Comparison
($ in millions, except per unit amounts)
Executive Summary

Source: CMLP and NRGM management, respectively and CMLP and NRGM filings
Note:: All entities listed on a fiscal year basis; NRGM fiscal year ends September 30
(1) Distribution per LP unit and Distributable Cash Flow per LP Unit for the three months ending September 30, 2013
NRGM
CMLP NRGM Pro Forma
Unit Price (as of 05/03/2013) $23.85 $24.55 $24.55
Total Equity Value $1,456.5 $2,108.9 $3,692.1
Plus: Net Debt $733.7 $711.6 $1,495.3
Plus: Minority Interest -- -- --
Enterprise Value $2,190.1 $2,820.5 $5,187.4
Adjusted EBITDA
2013E $173.3 $194.3 $377.5
2014E 214.8 228.6 458.4
Enterprise Value / Adjusted EBITDA
2013E 12.6x 14.5x 13.7x
2014E 10.2 12.3 11.3
Distributed Cash Flow Yield
Current Annualized 8.6% 6.4% 6.9%
2013E 8.7% 6.5% 6.7%
2014E 9.0% 6.9% 7.5%
Distributable Cash Flow Yield
Current Annualized 8.2% 5.6% 7.1%
2013E 8.3% 6.2% 6.7%
2014E 9.0% 7.1% 7.8%
Credit Rating B3 / B Ba3 / BB NA
(1)
(1)
Confidential

Market Value Weighted Average Current Yield and Exchange Ratio Calculation
($ in millions, except per unit amounts)
Executive Summary

CMLP NRGM
Unit Price (as of 05/03/2013) $23.85 $24.55
Current Distribution per Unit $2.04 $1.58
Current Yield 8.6% 6.4%
Market Value $1,456.5 $2,108.9
% of Combined Market Value 40.9% 59.1%
Market Value Weighted Average Current Yield 7.3%
20-Day VWAP (as of 05/03/2013) $24.46
Offer Premium to CMLP's 20-Day VWAP 5.0%
Offer Price per CMLP Unit $25.68
NRGM 20-Day VWAP
$24.00
CMLP / NRGM Exchange Ratio
1.070x
NRGM Unit Price (as of 05/03/2013) $24.55
Implied Value of Equity Consideration $26.27
Plus: Cash Consideration to CMLP Unaffiliated Unitholders 1.03
Total Value Paid to CMLP Unaffiliated Unitholders $27.30
Current CMLP Unit Price $23.85
Implied Premium Paid to CMLP Unaffiliated Unitholders 14.4%
Confidential

Summary of Merger Agreement

Executive Summary
Source: Draft of the Agreement and Plan of Merger by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Midstream Partners LP and Crestwood Gas Services GP LLC dated
May 5, 2013
Parties: CMLP
Crestwood Gas Services GP, LLC (“CMLP GP”)
NRGM; NRGM GP, LLC (“NRGM GP”)
NRGY
Intrepid Merger Sub, LLC (“Merger Sub”), a wholly-owned subsidiary of NRGM
Mechanics: Provides for merger of CMLP with Merger Sub; CMLP remains as surviving entity post-closing, continuing as a wholly-owned subsidiary of NRGM
NRGM will be sole limited partner of CMLP, CMLP GP will be sole general partner of CMLP, and NRGM
GP will be sole member of CMLP GP
Closing occurs within 3 business days of satisfaction or waiver of closing conditions (see page 13)
Consideration: The Proposed Consideration (CMLP common units and Class D Units exchanged for NRGM units and cash)
Merger Sub LLC interests convert into 100% LP interest in CMLP
CMLP GP’s GP interest in CMLP converts into a non-economic GP interest in CMLP
Outstanding CMLP Incentive Distribution Rights are cancelled
CMLP Restricted Common Units lapse; CMLP Phantom Units vest and restrictions thereon lapse
Approvals After
Merger Agreement
is Executed:
Majority of outstanding CMLP common units
NYSE approval of listing of additional NRGM common units to be issued in connection with merger
Confidential
Required
– As a condition to execution of Merger Agreement, NRGM will require CMLP GP, Crestwood Gas
Services Holdings LLC and Crestwood Holdings LLC to enter into a Voting Agreement (agreeing to support the Proposed Transaction) and an Option Agreement (giving NRGY the option to purchase these parties’ CMLP units in the event the Merger Agreement is terminated)

Summary of Merger Agreement (cont’d)

Executive Summary
Covenants: Parties agree to continue to conduct business in the ordinary course through Closing and abide by customary restrictions on issuance of equity, incurrence of debt, entry into material contracts, etc.
No-Shop Clause:  CMLP agrees not to solicit or otherwise agree to an alternative to the Proposed
Transaction; includes fiduciary out allowing CMLP GP’s Board to agree to superior proposal
Indemnification:  NRGM must indemnify directors and officers of CMLP and related parties for 6 years after closing, including for claims relating to the Proposed Transaction
Directors of CMLP Board (and related entities as NRGM may designate) must resign
Securities Law Filings:  Parties agree to cooperate in filing Joint Proxy Statement/Prospectus, Schedule
13E-3 (if needed), and other filings as required by the SEC
In specified circumstances post-termination of the Merger Agreement, CMLP is required to share business opportunities of which CMLP’s GP becomes aware with NRGM
Conditions to
Closing:
Customary closing conditions (including absence of Material Adverse Effect); GP Consolidation has occurred; and Required Approvals obtained (see page 12)
Termination: Termination (i) by mutual consent of the parties; (ii) by either CMLP or NRGM if merger is not consummated within six months of Merger Agreement execution, CMLP unitholder or requisite governmental approval not obtained, or material breach and failure to cure by the other party or (iii) by
NRGM if CMLP GP Board changes its recommendation or willfully breaches non-solicitation provision
Termination Fee: CMLP must pay termination fee of 3.25% of equity value of CMLP if CMLP willfully breaches nonsolicitation provision, CMLP GP Board changes its recommendation or CMLP agrees to a superior proposal, a portion of which shall be returned to CMLP if the option is exercised under the Option
Agreement
Expense Reimbursement: CMLP must pay NRGM $10.0 million as expense reimbursement if CMLP unitholder approval is not obtained
Controlling Law: Delaware
Source: Draft of the Agreement and Plan of Merger by and among Inergy Midstream, L.P., NRGM GP, LLC, Intrepid Merger Sub, LLC, Inergy, L.P., Crestwood Midstream Partners LP and Crestwood Gas Services GP LLC dated
May 5, 2013
Confidential

Evercore Evaluation Process To-Date

Executive Summary
In connection with its review of the Proposed Transaction as of May 4, 2013, Evercore has, among other things:
– Reviewed certain publicly-available financial and operating data relating to the Partnership and NRGM that we deemed to be relevant;
– Reviewed publicly-available research analyst estimates for the Partnership’s and NRGM’s future financial performance on a standalone basis;
– Reviewed certain non-public projected financial and operating data relating to the Partnership prepared and furnished to us by management of the Partnership, including certain sensitivity cases with respect to the Partnership’s projected financial results;
– Discussed the past and current operations, financial projections and current financial condition of the Partnership with management of the
Partnership (including management’s views of the risks and uncertainties of achieving such projections);
– Reviewed certain non-public projected financial and operating data relating to NRGM prepared and furnished to us by management of NRGM, including certain sensitivity cases with respect to the NRGM’s projected financial results;
– Reviewed the past and current operations, financial projections and current financial condition of NRGM with management of the Partnership;
– Reviewed the dynamics of each of the markets in which the Partnership and NRGM participates with management of the
Partnership;
– Reviewed the reported prices and the historical trading activity of the Common Units and NRGM’s common units;
– Compared the financial performance of the Partnership and its market trading metrics with those of certain other publicly-
traded entities that we deemed relevant;
– Compared the financial performance of NRGM and its market trading metrics with those of certain other publicly-traded entities that we deemed relevant;
– Compared the proposed financial terms of the Merger with publicly-available financial terms of certain transactions that we deemed relevant;
– Compared the relative contribution by each of NRGM and the Partnership of certain financial metrics we deemed relevant to the pro forma entity with the relative ownership as implied by the exchange ratio;
Confidential

Evercore Evaluation Process To-Date (cont’d)

Executive Summary
– Reviewed the pro forma financial impact to certain financial metrics that we deemed relevant as a result of the Merger based on a combination of certain financial performance scenarios as provided by management of NRGM and the
Partnership;
– Reviewed the Crestwood Management Presentation dated April 11, 2013, prepared for NRGY and NRGM by management of the Partnership;
– Reviewed the Inergy Management Presentation dated April 11, 2013, prepared for the Partnership by NRGM management;
– Reviewed the Project Intrepid Due Diligence Presentation dated April 19, 2013, prepared by management of the
Partnership;
– Reviewed the Project Intrepid Internal Memo regarding the NRGM & Tres Palacios Business Outlook dated
May 1, 2013, prepared by management of the Partnership;
– Reviewed the materials prepared for the Board of Directors Meeting of Crestwood Gas Services GP LLC dated
May 1, 2013;
– Reviewed the Project Intrepid Tax Considerations document dated April 25, 2013, prepared by CMLP’s tax advisors;
– Reviewed the Project Intrepid: Regulatory Due Diligence document dated April 29, 2013, prepared by Akin Gump
Strauss Hauer & Feld LLP;
– Reviewed the Project Intrepid Finance and Accounting Internal Memo dated April 26, 2013, prepared by management of the Partnership;
– Reviewed the Project Intrepid NGL Diligence Discussion Notes dated April 21, 2013, prepared by management of the Partnership;
– Reviewed the Project Intrepid Draft Accounting Due Diligence Findings dated April 25, 2013, prepared by CMLP’s tax advisors;
– Reviewed a draft of the CMLP Form 10-Q for the period ended March 31, 2013 as provided by management of the
Partnership;
Confidential

Evercore Evaluation Process To-Date (cont’d)

Executive Summary
– Reviewed a draft of the NRGM Form 10-Q for the period ended March 31, 2013 as provided by management of
NRGM;
– Reviewed a draft of the Merger Agreement dated May 5, 2013;
– Reviewed a draft of the Purchase and Sale Agreement among Crestwood Holdings LLC, Crestwood Gas Services
Holdings LLC, Inergy Holdings GP, LLC and NRGP Limited Partner, LLC dated May 5, 2013;
– Reviewed a draft of the Contribution Agreement of Membership Interests of Crestwood Gas Services GP LLC
among Crestwood Holdings LLC, Crestwood Gas Services Holdings LLC as Contributing Parties and Intrepid GP,
LLC, Intrepid, L.P. as Recipient Parties dated May 5, 2013;
– Reviewed a draft of the Option Agreement by and among NRGY, NRGM, NRGM GP and Merger Sub and GP,
Crestwood Gas Services Holdings LLC and Crestwood Holdings LLC dated May 5, 2013;
– Reviewed a draft of the Voting Agreement by and among NRGY, NRGM, NRGM GP, LLC and Merger Sub and
Crestwood Gas Services GP LLC, Crestwood Gas Services Holdings LLC and Crestwood Holdings LLC dated
May 5, 2013;
– Reviewed a draft of the Payment Agreement between Crestwood Holdings LLC and the Partnership provided to us on May 5, 2013;
– Reviewed a draft of the Follow-On Contribution Agreement among Crestwood Gas Services Holdings LLC,
Crestwood Holdings LLC, NRGY and Inergy GP, LLC provided to us on May 5, 2013; and
– Performed such other analyses and examinations and considered such other factors that we deemed appropriate
Confidential

Summary Indicative Valuation Analysis

Executive Summary
Relevant Range of the
Proposed Consideration
$28.00
$23.50
Current
CMLP
Unit Price:
$23.85
$28.00
$23.50
Confidential
Crestwood Midstream Partners LP
Indicative Valuation per LP Unit Indicative Valuation of Proposed Consideration
Discounted Cash Flow Analysis Precedent M&A Peer Group Wall Street Discounted Cash Flow Analysis Precedent M&A Peer Group Wall Street
Financial Distirbution Transactions Trading Research Price Financial Distirbution Transactions Trading Research Price
Projections Per LP Unit Analysis Analysis Targets Projections Per LP Unit Analysis Analysis Targets
7.5% - 8.5% WACC 7.0% - 10.0% 2013E EBITDA 2013E EBITDA: Bank of America 6.5% - 7.5% WACC 6.0% - 8.0% 2013E EBITDA: 2013E EBITDA: Barclays
2017E EBITDA Terminal Exit Yield $173.3 MM $173.3 MM Barclays 2017E EBITDA Terminal Exit Yield $171.6 MM $171.6 MM Credit Suisse
Exit Multiple of 8.5% - 9.5% CAPM 9.0x - 12.5x 11.5x - 13.5x Citi Exit Multiple of 7.5% - 9.5% CAPM 11.5x - 13.5x 14.0x - 18.0x JP Morgan
9.0x - 11.0x Equity Discount Rate EBITDA Multiple EBITDA Multiple Hilliard Lyons 11.5x - 13.5x Equity Discount Rate EBITDA Multiple EBITDA Multiple Morgan Stanley
Perpetuity Growth 13.5% -14.5% 2014E EBITDA: 2014E EBITDA: Ladenburg Thalmann Perpetuity Growth 9.0% - 11.0% 2014E EBITDA: 2014E EBITDA: Robert W. Baird & Co.
Rate of Expected Market Return $214.8 MM $214.8 MM RBC Rate of Expected Market Return $223.5 MM $223.5 MM Stifel Nicolaus
0.5% - 1.5% Equity Discount Rate 9.0x - 12.5x 9.0x - 12.0x Simmons 0.5% - 1.5% Equity Discount Rate 11.5x - 13.5x 12.0x - 16.0x
EBITDA Multiple EBITDA Multiple Wells Fargo EBITDA Multiple EBITDA Multiple
Growth Capital Expenditures Growth Capital Expenditures
Discounted @ 8.0% Discounted @ 7.0%
$26.61
$23.71
$10.85
$18.59
$24.00
$19.30
$23.68
$15.50
$21.63
$26.71
$40.55
$37.50
$23.69
$29.04
$32.50 $32.54 $32.64
$25.10
$36.26
$30.99
$--
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
Indicative Value per CMLP Common Unit Assuming
the CMLP Management Financial Projections
Indicative Value of the Proposed Consideration to be
Paid per CMLP Common Unit Assuming the NRGM
Management Financial Projections
1.070x NRGM Units + $1.03 per unit of cash

Summary Contribution Analysis

Executive Summary
(1) Adjusted for CMLP and NRGM projected net debt outstanding as of July 1, 2013
(2) Proposed exchange ratio excludes cash consideration of $1.03 per unit
Confidential
CMLP Management Financial Projections / NRGM Management Financial Projections
CMLP Management Sensitivity Case / NRGM Management Sensitivity Case
Implied Implied
Exchange Exchange
Ratio Ratio
Pro Forma Ownership Based on Proposed
Exchange Ratio
1.070x 1.070x
2013E Distributable Cash Flow 1.178x 1.239x
2014E Distributable Cash Flow 1.291x 1.199x
2015E Distributable Cash Flow 1.547x 1.267x
2013E EBITDA (1) 1.181x 1.251x
2014E EBITDA (1) 1.274x 1.156x
2015E EBITDA (1) 1.584x 1.307x
DCF Equity Value 1.448x 1.278x
Precedent Transactions Equity Value 0.981x 0.919x
Peer Group Trading Equity Value 0.934x 0.826x
Relevant Range
- - - -
Implied Exchange Ratio - -
Proposed Exchange Ratio
(2)
1.584x 0.826x 1.307x
39.6%
1.070x
52.6% 60.4% 47.4%
1.070x
0.934x
47.8%
49.6%
40.8% 59.2%
36.7% 63.3%
47.3% 52.7%
39.2% 60.8%
63.3% 36.7%
52.9%
46.7% 53.3%
44.8% 55.2%
47.8% 52.2%
52.2%
48.0%
45.3% 54.7%
47.2%
47.1%
Inergy Midstream
46.5% 53.5%
45.7% 54.3%
42.9% 57.1%
Crestwood
52.8%
Crestwood Inergy Midstream
45.2% 54.8%
47.5% 52.5%
42.9% 57.1%
39.6% 60.4%
52.6% 47.4%
50.4%
52.0%

Summary Pro Forma Accretion/Dilution Results

Executive Summary
Note: Market value weighted average current yield of CMLP and NRGM is 7.3%
(1) Based on CMLP’s current 8.6% yield, includes a $1.03 per unit cash consideration
Confidential
Standalone Pro Forma
CMLP Management Financial Projections / CMLP Management Sensitivity Case /
CMLP Management NRGM Management Financial Projections NRGM Management Sensitivity Case
Financial Sensitivity Breakeven Breakeven
Projections Case CMLP Yield
(1)
CMLP Yield
(1)
CY 2014E CMLP DCF / LP Unit $2.14 $1.94 $2.04 8.4% $1.89 8.3%
Accretion / (Dilution) - $ ($0.11) ($0.06)
CY 2015E CMLP DCF / LP Unit $2.51 $2.02 $2.24 8.4% $1.94 8.5%
Accretion / (Dilution) - $ ($0.28) ($0.08)
CY 2016E CMLP DCF / LP Unit $2.78 $2.09 $2.36 8.0% $1.94 8.5%
Accretion / (Dilution) - $ ($0.41) ($0.14)
CY 2017E CMLP DCF / LP Unit $2.98 $2.14 $2.49 7.7% $1.90 8.2%
Accretion / (Dilution) - $ ($0.49) ($0.24)
CY 2014E CMLP Distribution / LP Unit $2.15 $2.04 $1.97 8.2% $1.84 8.1%
Accretion / (Dilution) - $ ($0.18) ($0.20)
CY 2015E CMLP Distribution / LP Unit $2.37 $2.04 $2.18 8.2% $1.90 8.3%
Accretion / (Dilution) - $ ($0.19) ($0.14)
CY 2016E CMLP Distribution / LP Unit $2.60 $2.04 $2.32 7.9% $1.99 8.7%
Accretion / (Dilution) - $ ($0.28) ($0.05)
CY 2017E CMLP Distribution / LP Unit $2.86 $2.08 $2.40 7.4% $2.07 8.9%
Accretion / (Dilution) - $ ($0.47) ($0.01)
CY 2014E - 2017E Distribution Growth 10.0% 0.6% 6.7% 4.1%
Debt Metrics
CY 2014E Debt/EBITDA 4.4x 4.9x 3.8x 4.0x
CY 2015E Debt/EBITDA 3.7x 4.7x 3.4x 3.8x
CY 2016E Debt/EBITDA 3.4x 4.5x 3.0x 3.5x
CY 2017E Debt/EBITDA 3.2x 4.3x 2.8x 3.7x

III. Overview of CMLP

Illinois
Indiana
Ohio
Kansas
Missouri
Oklahoma
Arkansas
Mississippi
Dedicated Acreage

Evercore Partners

CMLP Asset Map
($ in millions)

Overview of CMLP
Source: Public partnership filings
(1)  Excludes corporate expenses
Acreage Dedication Summary
Avalon
Shale
Barnett
Shale
Granite
Wash
Haynesville
Shale
Gathering Systems
Compression and Treating Facility
Processing Facility
Legend
Fayetteville
Shale
Marcellus
Shale
2012A to 2017E Gathering Volume Compound
Annual Growth Rate by Basin (1)
2013E EBITDA by Basin
(1)
Confidential
--
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
2017E 2020E 2021E 2022E 2024E 2032E
Contract Expiration
Avalon Shale Barnett Shale Haynesville Shale
Granite Wash Fayetteville Shale Marcellus Shale
Avalon Shale Barnett Shale
Haynesville Shale
Granite Wash Fayetteville Shale
$0.1MM
0%
$111.2MM
55%
$3.0MM
1%
$3.7MM
2%
$21.2MM
11%
$62.1MM
31%
2.9%
28.1%
22.2%
32.6%
(0.6%)
(18.9%)
(30.0%)
(20.0%)
(10.0%)
--
10.0%
20.0%
30.0%
40.0%
Barnett Shale Marcellus
Shale
Fayetteville
Shale
Granite Wash Haynesville
Shale
Avalon Shale
Marcellus Shale

Asset Overview

Overview of CMLP
Source: Public partnership filings
Pipeline Nominal Capacity (MMcfd) Installed Compression
Asset Miles Gathering Processing Treating Dehydration Compression (HP) Units
Barnett Shale
Owned:
Cowtown System 298 425 425 -- 425 103,590 33
Lake Arlington System 10 230 -- -- 235 30,480 7
Alliance System 42 300 -- 340 240 43,680 7
Owned 350 955 425 340 900 177,750 47
Operated Non-Owned:
Cowtown System 104 -- -- -- -- -- --
Lake Arlington System 10 -- -- -- -- -- --
Alliance System 35 -- -- -- -- -- --
Operated Non-Owned 149 -- -- -- -- -- --
Total Barnett Shale Assets 499 955 425 340 900 177,750 47
Fayetteville Shale
Twin Groves/Prairie Creek/Woolly Hollow System 129 350 -- 185 180 26,635 14
Wilson Creek System 24 100 -- -- 5 425 1
Rose Bud System 15 60 -- -- 5 630 1
Total Fayetteville Shale Assets 168 510 -- 185 190 27,690 16
Granite Wash
Total Granite Wash Assets 36 36 36 -- -- 10,890 10
Marcellus Shale
Total Marcellus Shale Assets 42 420 -- -- 300 43,100 31
Other
Las Animas System 47 50 -- -- 34 -- 1
Sabine System 57 100 -- 74 72 -- --
Total Other Assets 104 150 -- 74 106 -- 1
Total CMLP 849 2,071 461 599 1,496 259,430 105
Confidential

Asset Overview (cont’d)

Overview of CMLP
Source: Public partnership filings
(1)  Excludes corporate expenses
Cowtown System
– The Cowtown Pipeline, which consists of NGL rich natural gas gathering systems, gathers natural gas for processing at the Cowtown
Plant or Corvette Plant
– The Cowtown Plant, which consists of two natural gas processing units, extracts NGLs from the natural gas stream and delivers residue gas and extracted NGLs to unaffiliated pipelines
– The Corvette Plant extracts NGLs from the natural gas stream and delivers residue gas and extracted NGLs to unaffiliated pipelines
West Johnson County System
– CMLP is currently evaluating other potential uses for the 100 MMcfd West Johnson County Plant
Lake Arlington System
– Gathers natural gas for delivery to Energy Transfer
Alliance System
– Gathers natural gas for delivery to Energy Transfer and Crosstex Partners, LP (“Crosstex”)
Barnett
Shale
55.3% of
2013E
EBITDA
(1)
Marcellus Systems
Antero Resources Corporation (“Antero”) Acquisition
– Area of dedication located within the rich natural gas window of the southwestern core Marcellus Shale play in northern West Virginia
E. Marcellus Asset Company, LLC (“EMAC”) Acquisition
– Provide compression and dehydration services to Antero pursuant to a compression services agreement through 2018
Marcellus
Shale
30.8% of
2013E
EBITDA
(1)
Confidential
Located principally in Hood, Somervell and Johnson Counties, Texas in the southern portion of the Fort Worth Basin
Residue gas delivered to Atmos Energy Corporation, Enterprise Texas Pipeline LLC and/or Energy Transfer Partners, LP (“Energy Transfer”)
Extracted NGLs delivered to West Texas Pipeline, LP and Lone Star NGL LLC for delivery to Mont Belvieu, Texas
Acquired on August 24, 2012 from Devon Energy Corporation (“Devon”) and ceased operations on December 1, 2012
Located in eastern Tarrant County, Texas, the Lake Arlington System consists of a natural gas gathering system and related compression facility
Located in northern Tarrant and southern Denton Counties, Texas, the Alliance System consists of a natural gas gathering system and a related dehydration, compression and amine treating facility
Located in Harrison and Doddridge Counties, West Virginia, the Marcellus Systems consist of low pressure natural gas gathering systems and compression and dehydration facilities
The Marcellus Systems interconnect with various interstate pipeline systems including Columbia Gas Transmission, Dominion Resources Inc.
(“Dominion”) and Equitrans Pipeline
The Marcellus Systems deliver high NGL content natural gas to MarkWest Energy Partners, L.P.’s Sherwood Natural Gas Processing Plant
Antero’s assets consist of a 33-mile low pressure gathering system with 59 existing Antero horizontal Marcellus Shale well connections
Antero committed to deliver minimum annual throughput volumes for a seven-year period from January 1, 2012 to January 1, 2019, ranging from an average of 300 MMcfd in 2012 to an average of 450 MMcfd in 2018
EMAC’s assets consist of four compression and dehydration stations located on the acquired Antero gathering assets

Asset Overview (cont’d)

Overview of CMLP
Source: Public partnership filings
(1)  Excludes corporate expenses
Granite Wash System
– The Indian Creek rich natural gas gathering system and related compression facility
– The Indian Creek processing plant
Granite
Wash
1.8% of 2013E
EBITDA
(1)
Los Animas Systems
Sabine System
– The Sabine System is supported by fixed-fee contracts with producers and approximately 20,000 dedicated acres
Contracts have initial terms through 2019 to 2021
Other
1.6% of 2013E
EBITDA
(1)
Twin Groves / Prairie Creek / Woolly Hollow Systems
– Gather natural gas produced by BHP Billiton Petroleum, Plc. (“BHP”), BP and XTO Energy for delivery to Texas Gas
Transmission, Ozark Gas Transmission and Fayetteville Express Pipeline
Wilson Creek System
Rose Bud System
Fayetteville
Shale
10.5% of
2013E
EBITDA
(1)
Confidential
Located in Conway and Faulkner Counties, Arkansas, the Twin Groves/Prairie Creek/Woolly Hollow Systems consist of three natural gas gathering, compression, dehydration and treating facilities
Located in Van Buren County, Arkansas, the Wilson Creek System consists of a natural gas gathering system and a related compression facility. This system gathers natural gas produced by independent producers and delivers to Ozark Gas Transmission
Located in White County, Arkansas, the Rose Bud System consists of a natural gas gathering system and a related compression facility.
This system gathers natural gas produced by XTO Energy and delivers to Ozark Gas Transmission
Located in Eddy County, New Mexico, the Las Animas assets consist of three natural gas gathering systems located in the Morrow/Atoka reservoir and the Avalon Shale rich gas trend in the Permian Basin
The Las Animas Systems include approximately 55,000 acres of dedication from Bass Oil Production Company through 2017
Located in Sabine Parish, Louisiana, the Sabine assets consist of high-pressure natural gas gathering pipelines
Provides gathering and treating services for production from CHK, Comstock Resources, Inc., Forest Oil Corporation, Wildcat Sabine
Pipeline LLC and Devon in the Haynesville/Bossier Shale with deliveries to Gulf South Pipeline and Tennessee Gas Pipeline Company,
LLC
Located in Roberts County, Texas, includes
Gathers rich natural gas produced by Chesapeake Energy Corporation (“CHK”), Linn Energy, LLC and Sabine Oil and Gas LLC and
interconnects with Mid-America Pipeline, a subsidiary of Enterprise Products Partners, L.P., for delivery of NGLs to Mont Belvieu, Texas
The residue gas is delivered to ANR Pipeline and Northern Natural Gas Pipeline to provide access to the Mid-Continent natural gas markets

Hood
Erath
Bosque
Comanche

Evercore Partners
Crestwood

Overview of CMLP
Source: Public partnership filings and CMLP management
During the year ended December 31, 2012, CMLP’s
Barnett Shale EBITDA declined $8.9 million from
2011 levels
– Gathering volumes declined from 473.5 MMfcd
in 2011 to 431.9 MMcfd in 2012 given reduced
production from existing wells and well shut-ins
on the Alliance System and Lake Arlington
System
– Such volume declines were partially offset by
producers connecting 66 new wells during the
year ended December 31, 2012 mostly on the
Cowtown System
– During the year ended December 31, 2011,
Quicksilver Resources Inc.’s (“Quicksilver”)
joint development agreement with Eni SpA
resulted in an increase of approximately 75
MMcfd in gathered volumes and approximately
$16.0 million in revenue
Given the higher NGL content of the natural gas
production in Johnson County, Texas, Devon Energy
Corporation maintained an active drilling and
development plan in 2012
Map – Barnett Shale Assets
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Natural Gas Processing Plants
Third-Party Natural Gas Processing Plants
CMLP Treating and Compression Facility
Competitive Asset Legend
Cowtown System
Alliance System
Lake Arlington
System
The primary producer on the system, Quicksilver, represented
71.6% of CMLP’s Barnett Shale gathering volumes
On March 29, 2013, Quicksilver announced that it had executed an agreement to sell an undivided 25.0% interest in its Barnett Shale oil and gas assets for $485.0 million to TG Barnett Resources LP, a
U.S. subsidiary of Tokyo Gas Co., Ltd.
– Future development spending will be shared in proportion to each party’s working interest
Confidential
Asset Overview – Barnett Shale (55.3% of 2013E EBITDA Excluding Corporate Expenses)

Asset Overview – Barnett Shale (55.3% of 2013E EBITDA Excluding Corporate Expenses)
(cont’d)

Overview of CMLP
Source: Public partnership filings and HPDI
Wells Spud and Permits by Quarter
--
150
300
450
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Permits Spuds
On August 24, 2012, CMLP acquired certain gathering and
processing assets from Devon in west Johnson County, Texas
(the “West Johnson County System”)
– The assets acquired consist of a 74-mile low pressure
natural gas gathering system, a 100 MMcfd cryogenic
processing facility and 23,100 horsepower of
compression equipment
– Additionally, CMLP entered into a 20-year, fixed-fee
gathering, processing and compression agreement with
Devon, pursuant to which CMLP will gather and
process Devon’s natural gas production from a 20,500
acre dedication
– The West Johnson County System was operational from
August 24, 2012 to December 1, 2012
Producing Wells and Production by Quarter
Confidential
Natural gas production gathered and processed
pursuant to the agreement was approximately 96
MMcfd as of December 31, 2012
On December 1, 2012, CMLP elected to cease
operating the 100 MMcfd natural gas processing
plant and consolidated natural gas volumes then
on the West Johnson County System onto the
Cowtown System
CMLP is currently evaluating other potential
uses for the 100 MMcfd natural gas
processing plant
7,500
8,500
9,500
10,500
3,750
4,000
4,250
4,500
4,750
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Production (MMcfed) Average Producing Wells
(Denton, Tarrant, Hood, Johnson, Somervell and Bosque Counties, Texas)
(Denton, Tarrant, Hood, Johnson, Somervell and Bosque Counties, Texas)

Overview of CMLP
Antero is the only producer on CMLP’s Marcellus Shale assets
Based upon Antero’s current 2013 drilling plan in the eastern part of
CMLP’s dedicated acreage:
– CMLP management expects 60 to 70 new well connections in
2013
– CMLP management expects to expand its low pressure
gathering systems with an additional 18 miles of pipeline
– In addition to the four compressor stations acquired from
Enerven Compression, LLC (“Enerven”) in January 2013 for
$95.0 million, CMLP also expects to add at least two new
compressor stations during 2013
CMLP is in early discussions with Antero regarding the accelerated development of midstream infrastructure in the western part of
CMLP’s dedicated acreage including the addition of incremental compressor stations to increase total gathering capacity
CMLP’s Marcellus Shale assets gather natural gas production that
Evercore believes, given well costs and production profile, generate
20.0% + IRRs for producers down to a $3.50 per MMBtu natural gas price
Map – Marcellus Shale Assets
Source: Public partnership filings and HPDI
Wells Spud and Permits by Quarter
(Harrison and Doddridge Counties, West Virginia)
--
10
20
30
40
50
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Permits Spuds
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
Third-Party Natural Gas Processing Plants
CMLP Compression Station
Antero Acreage Dedication
Competitive Asset Legend
Producing Wells and Production by Quarter
(Harrison and Doddridge Counties, West Virginia)
Confidential
5,000
5,500
6,000
6,500
--
100
200
300
400
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Production (MMcfed) Average Producing Wells
Asset Overview – Marcellus Shale (30.8% of 2013E EBITDA Excluding Corporate Expenses)

Overview of CMLP
Fayetteville segment EBITDA increased approximately $7.9
million during the year ended December 31, 2012 compared to
2011 and gathering volume increased by 22.5 MMcfd in 2012
compared to 2011
– During the year ended December 31, 2012, BHP connected
six new wells on the Twin Groves System
The Fayetteville System’s volumes are supported by long-term fixed-fee contracts with producers with approximately 100,000 acres dedicated to CMLP
– These contracts have initial terms that extend through 2020 and include an option, by either party to the contract, to
extend the contract through 2025
Primary producer, BHP, acquired CHK’s Fayetteville Shale
upstream assets on February 22, 2011 for $4.25 billion
On August 3, 2012, BHP took a $2.84 billion writedown on its
Fayetteville assets, and BHP’s CEO Marius Kloppers stated, “The
Fayetteville charge reflects the fall in United States domestic gas prices and the company’s decision to adjust its development plans by shifting drilling from dry gas to more liquids rich fields”
Source: Public partnership filings and HPDI
Wells Spud and Permits by Quarter
(Van Buren, Conway, Faulkner and White Counties, Arkansas)
Producing Wells and Production by Quarter
(Van Buren, Conway, Faulkner and White Counties, Arkansas)
Confidential
--
75
150
225
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Permits Spuds
1,750
2,750
3,750
1,500
2,000
2,500
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Production (MMcfed) Average Producing Wells
Wilson Creek
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Treating and Compression Facility
Third-Party Natural Gas Processing Plants
Competitive Asset Legend
Twin
Groves
Rose Bud
Prairie Creek
Woolly Hollow
Map – Fayetteville Shale Assets
Asset Overview – Fayetteville Shale (10.5% of 2013E EBITDA Excluding Corporate Expenses)

Roberts
Hemphill

MMcfed
# of Wells

Evercore Partners

Overview of CMLP
For the year ended December 31, 2012, the Granite
Wash segment’s EBITDA was approximately $0.8
million lower than in 2011, primarily due to lower
product sales margin and higher operations and
maintenance expenses while volumes on the system
increased by 5.2 MMcfd, or 41.4%, versus 2011
– Lower margins earned on percent-of-proceeds
contracts, which primarily resulted from lower
NGL and natural gas prices coupled with
relatively consistent costs per volume
– Higher gathering revenues from new wells
connected by Sabine Oil and Gas LLC
(“Sabine”) partially offset the decline in
product sales margin in 2012
Map – Granite Wash Assets
Source: Public partnership filings and HPDI
Wells Spud and Permits by Quarter
(Roberts County, Texas)
--
10
20
30
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Permits Spuds
Third-Party Natural Gas Processing Plants
Competitive Asset Legend
Producing Wells and Production by Quarter
(Roberts County, Texas)
Confidential
Asset Overview – Granite Wash (1.8% of 2013E EBITDA Excluding Corporate Expenses)
1,000
1,100
1,200
150
200
250
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Production (MMcfed) Average Producing Wells
Indian Greek
System
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Natural Gas Processing Plants

Shelby
Sabine
Vernon

MMcfed
# of Wells

Evercore Partners

Asset Overview – Haynesville Shale (1.5% of 2013E EBITDA Excluding Corporate Expenses)

Source: Public partnership filings and HPDI
Wells Spud and Permits by Quarter
(Sabine Parish, Louisiana)
--
25
50
75
100
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Permits Spuds
On November 1, 2011, CMLP acquired Tristate
Sabine, LLC (“Tristate”) from affiliates of Energy
Spectrum Capital, Zwolle Pipeline, LLC and Tristate’s
management for approximately $72.0 million in cash
consideration comprised of $64.0 million paid at
closing plus a deferred payment of approximately $8.0
million, which was paid during the fourth quarter of
2012
The Sabine System is supported by long-term, fixed-
fee contracts with approximately 20,000 acres
dedicated to CMLP
– These contracts have various initial terms that
extend through 2019 and 2021
The Sabine System had 50 MMcfd in gathered
volumes for the year ended December 31, 2012, which
resulted in approximately $10.0 million in revenues for
the year ended December 31, 2012
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Treating and Compression Facility
Third-Party Natural Gas Processing Plants
Producing Wells and Production by Quarter
(Sabine Parish, Louisiana)
Confidential
275
375
475
575
--
250
500
750
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Production (MMcfed) Average Producing Wells
Map – Haynesville Shale Assets
Competitive Asset Legend
Sabine System
Overview of CMLP

Overview of CMLP
Effective February 1, 2011, CMLP acquired
approximately 46 miles of natural gas gathering
systems located in the Morrow/Atoka trend and the
Avalon Shale for $5.1 million from a group of
independent producers
– Supported by long term, fixed-fee contracts
which include existing Morrow/Atoka
production and dedications of approximately
90,000 acres at the time of the acquisition
– The Las Animas Systems currently has
approximately 55,000 acres of dedication from
Bass Oil Production Company through 2017
EBITDA related to the Las Animas System remained
relatively unchanged for the year ended December 31,
2012 compared to 2011 as volumes decreased by 5.3%
during the year
Map – Avalon Shale Assets
Source: Public partnership filings and HPDI
--
100
200
300
400
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Permits Spuds
Third-Party Natural Gas Processing Plants
Competitive Asset Legend
Wells Spud and Permits by Quarter
(Eddy County, New Mexico)
Producing Wells and Production by  Quarter
(Eddy County, New Mexico)
Confidential
10,000
10,500
11,000
11,500
12,000
--
500
1,000
1,500
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Production (MMcfed) Average Producing Wells
Asset Overview – Avalon Shale (0.1% of 2013E EBITDA Excluding Corporate Expenses)
CMLP Natural Gas Gathering Pipeline
Third-Party Natural Gas Gathering Pipeline
Third-Party Natural Gas Takeaway Pipeline
CMLP Treating and Compression Facility
Las Animas Systems

Unit Price
Distribution Per Unit

Evercore Partners

CMLP – Summary Market Data
($ in millions, except per unit amounts)
Market Capitalization Balance Sheet and Credit Data
Unit Price and Distribution Information
Overview of CMLP

Source: CMLP management, public partnership filings and Factset
(1) Includes 6,190,469 Class D Units
(2) Excludes 6,190,469 Class D Units
General Partner Incentive Distribution Rights
As of  March 31, 2013
Cash and Marketable Securities $0.0
Short-term Debt 3.8
Long-term Debt 729.9
Total Debt $733.7
Net Debt 733.7
Plus: Partners' Capital 817.5
Net Book Capitalization $1,551.2
Revolver Availability / Revolver Capacity $374 / $750
Net Debt / Net Book Cap 47.3%
Net Debt / 2013E EBITDA 4.1x
Net Debt / 2014E EBITDA 3.2x
Current Ratings:
Moody's B3
S&P B
Confidential
$1.50
$1.60
$1.70
$1.80
$1.90
$2.00
$2.10
$18.00
$22.00
$26.00
$30.00
$34.00
5/3/11 9/26/11 2/19/12 7/14/12 12/7/12 5/3/13
Distribution per Unit Unit Price
As of  May 3, 2013
Total Units Outstanding
(1)
61.1
Common Unit Price $23.85
Total Equity Value $1,456.5
Plus: Total Debt 733.7
Less: Cash (0.0)
Total Enterprise Value $2,190.1
IBES Yield/
Data Multiple
Distribution Yield
Current $2.04 8.6%
2013E 2.07 8.7%
2014E 2.15 9.0%
2015E 2.26 9.5%
TEV / EBITDA
2013E $179.1 12.2x
2014E 229.5 9.5
2015E 296.2 7.4
Quarterly Distribution per LP Unit $0.5100
Quarterly Total Total Total Total
LP Quarterly Quarterly Distribution Total Quarterly Quarterly Annual Annual
Distribution Distribution to GP LP Units
(2)
Distribution Distribution Distribution Distribution
% to LP % to GP Range Within Range per LP Unit Outstanding to LPs to GP to LPs to GP
98.2% 1.8% $0.0000 $0.3450 $0.3450 $0.0064 53.8 $18.5 $0.3 $74.2 $1.4
85.2% 14.8% 0.3450 0.3750 0.0300 0.0052 53.8 1.6 0.3 6.5 1.1
75.2% 24.8% 0.3750 0.4500 0.0750 0.0248 53.8 4.0 1.3 16.1 5.3
50.2% 49.8% 0.4500 0.4500 0.0600 0.0596 53.8 3.2 3.2 12.9 12.8
$27.4 $5.2 $109.7 $20.6
% of Total Distributions to the GP 15.8%
% of Total Distributions to the IDRs 14.0%

Unit Price
Volume (in thousands)

Evercore Partners

Trading Performance

Overview of CMLP
Source: Public partnership filings and Factset
12/8/2008: Purchased Lake
Arlington Dry System for
$42.0 million
12/10/2009: Announced purchase of
Alliance system midstream gathering and
treating assets from Quicksilver Resources
Inc for $87.1 million
7/22/2010: Announced sale by Quicksilver
Resources Inc of all of its interest in Quicksilver
Gas Services to Crestwood Holdings Partners LLC
for $701.0 million
10/04/2010: Changed name from Quicksilver Gas
Services LP to Crestwood Midstream Partners LP
2/01/2011: Acquired natural gas gathering pipelines located in Avalon Shale for $5.1 million from a group of independent producers
2/18/2011: Announced agreement to acquire midstream assets in Fayetteville Shale and
Granite Wash from Frontier Gas Services, LLC for $345.0 million
12/13/2011: Announced signing of memorandum of understanding with Mountaineer Keystone LLC to construct
42-mile, 16-inch natural gas gathering system to serve Marcellus Shale development program
4/01/2011: Issued 6.24
million Class C Units in
private placement for $24.50
per unit
10/18/2011: Announced
agreement to acquire Tristate
Sabine, LLC from affiliates of
Energy Spectrum Capital, Zwolle
Pipeline LLC and Tristate
management for $73.0 million
7/23/2012: Announced
agreement to acquire
midstream assets in the
Barnett Shale from
Devon Corporation for
$90.0 million
11/26/2012: CMM agrees to acquire
natural gas compression and
dehydration assets from Enerven
Compression, LLC for $95.0 million
2/27/2012: Announced agreement with
Crestwood Holdings Partners LLC and
Antero Resources Appalachian Corporation
through newly-formed JV, Crestwood
Marcellus Midstream (“CMM”), to acquire
certain of Antero’s Marcellus Shale assets for
$375.0 million
1/8/2013: Agrees to acquire remaining
65.0% interest in CMM from
Crestwood Holdings Partners LLC for
$258.0 million
Confidential
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
$--
$2.50
$5.00
$7.50
$10.00
$12.50
$15.00
$17.50
$20.00
$22.50
$25.00
$27.50
$30.00
$32.50
$35.00
$37.50
$40.00
6/20/08 12/14/08 6/10/09 12/5/09 6/1/10 11/26/10 5/22/11 11/16/11 5/12/12 11/6/12 5/3/13

Overview of CMLP

Relevant Relative Trading Metrics
($ in millions, except per unit amounts)
Source: Partnership filings, FactSet, IBES
Enterprise Value /
Price Equity Enterprise EBITDA Distribution Yield Distribution Total
Partnership (05/03/2013) Value Value 2013E 2014E Current 2013E 2014E Growth Return
Natural Gas Gathering and Processing MLPs
American Midstream Partners, LP $18.01 $168.6 $378.7 11.5x 10.0x 9.6% 9.6% 9.6% 2.6% 12.2%
Atlas Pipeline Partners, L.P. 36.48 2,403.1 3,646.9 10.2 8.1 6.4% 6.9% 7.8% 8.5% 14.9%
Access Midstream Partners, L.P. 42.48 8,214.5 10,761.2 13.5 10.5 4.2% 4.6% 5.3% 11.3% 15.5%
Crosstex Energy, L.P. 18.78 1,795.5 2,831.7 12.0 9.2 7.0% 7.5% 8.1% 5.6% 12.6%
DCP Midstream Partners, LP 48.06 2,973.3 4,627.7 12.6 9.3 5.7% 6.0% 6.4% 8.4% 14.2%
MarkWest Energy Partners, L.P. 60.70 9,049.7 11,553.2 16.6 12.3 5.4% 5.7% 6.2% 9.2% 14.6%
Regency Energy Partners LP 25.54 5,251.4 8,104.9 12.9 10.4 7.2% 7.3% 7.6% 4.3% 11.5%
Southcross Energy Partners, L.P. 21.61 538.8 981.0 18.6 17.2 7.4% 7.4% 7.6% 6.3% 13.7%
Summit Midstream Partners, LP 27.46 1,367.9 1,559.3 13.1 11.0 6.0% 6.3% 7.0% 8.0% 14.0%
Targa Resources Partners LP 46.63 4,843.3 7,319.1 11.5 9.0 5.8% 6.2% 6.8% 8.5% 14.3%
Western Gas Partners, LP 59.73 6,406.3 8,204.3 18.7 13.7 3.6% 3.8% 4.4% 11.6% 15.2%
Mean 13.8x 11.0x 6.2% 6.5% 7.0% 7.7% 13.9%
Median 12.9 10.4 6.0% 6.3% 7.0% 8.4% 14.2%
Crestwood Midstream Partners LP $23.85 $1,456.5 $2,190.1 12.2x 9.5x 8.6% 8.7% 9.0% 3.9% 12.5%
Confidential

Wall Street Research Price Targets
($ in millions, except per unit amounts)
Summary Price Targets

Analyst Recommendations
Source: Bloomberg, IBES
Distribution Per Unit Estimates EBITDA Estimates
Overview of CMLP
Target
Firm Analyst Date Recommendation Price
Ladenburg Thalmann Eduardo Seda 02/27/13 Buy $32.50
Hilliard Lyons Joel K. Havard 02/27/13 Long-term Buy 32.00
Simmons Mark L. Reichman 03/21/13 Overweight 30.00
Barclays Richard Gross 02/28/13 Equalweight 27.00
RBC T.J. Schultz 02/27/13 Sector Perform 26.00
Citi John K Tysseland 03/20/13 Neutral 24.00
Bank of America Gabe Moreen 02/27/13 Underperform 24.00
Wells Fargo Michael J. Blum 02/28/13 Outperform NA
Median: $27.00
Mean: 27.93
Low: 24.00
High: 32.50
$2.08
$2.16
$2.24
$2.09
$2.17
$2.26
$2.04
$2.11
$2.13
$2.12
$2.24
$2.36
$2.04
$2.14
$2.07
$2.10
$2.20
$2.07
$2.15
$2.26
$2.07
$2.15
$2.37
$1.80
$1.90
$2.00
$2.10
$2.20
$2.30
$2.40
2013E 2014E 2015E
$176.0
$206.0
$214.0
$178.0
$258.0
$307.0
$181.0
$235.0
$240.0
$179.1
$209.0
$180.7
$229.0
$178.6 $173.3
$248.8
$316.4
$179.1
$229.5
$296.3
$214.8
$270.3
$--
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2013E 2014E 2015E
Confidential
Bank of America Barclays Citi Ladenburg Thalmann RBC Wells Fargo IBES CMLP Management Financial Projections
Hold (3) 37.5%
Buy (4) 50.0%
Sell (1) 12.5%

"In our opinion, given our assumption of an improving sector growth outlook, a weak natural gas but strong crude oil and NGL commodity price environment, additional organic growth projects coming on-line, as well as contributions from the recent acquisitions and CMLP's increased growth capex budget, ***we believe CMLP is well positioned to achieve a distribution growth rate of 5.6% CAGR over the 2013-15 period, and thereafter at a higher rate****."*

– Ladenburg Thalmann, Eduardo Seda; February 27, 2013
Price Target: $32.50

"We expect CMLP's valuation to improve as investors better appreciate the partnership's growing geographic footprint, stable cash flow (98% fee-based), strong sponsor support, and potential upside tied to future acquisitions and organic investments. *We forecast CMLP to grow distributions at a 5-year CAGR of approximately 4% supported by volume growth in liquids-rich areas."*

– Wells Fargo Securities, Ronald F. Londe; February 28, 2013
Price Target: NA

"We forecast 5-year distribution CAGR of 3.9%. ***We believe CMLP will be able to raise distribution at a moderate pace****, **but expect near-term coverage to be impacted (and light) from Class C and D unit conversions in 2Q13 and 1Q14, respectively.*** *Risks to the upside include potential parent-led drop downs, a recovery in dry gas volumes or new oil / rich gas projects"*

– Barclays Capital, Richard Gross; February 28, 2013
Price Target: $27.00

"We maintain our Underperform rating on CMLP and $24 PO based on a target yield of 8.75% on our annualized 1Q14E cash distribution of $2.12. While CMLP's current 8.0% distribution yield indicates a discount relative to its peers we reiterate our Underperform rating based on 1) below peer distribution growth with tight distribution coverage, 2) diminished, albeit still material, exposure to a weak outlook for dry gas Barnett volumes and other shale areas, and 3) 2013 guidance below our previous estimates"

– Bank of America, Gabe Moreen; February 27, 2013
Price Target: $24.00

EVERCORE PARTNERS

Research Analyst Commentary Overview of CMLP 35 Confidential

- Standard & Poor's – B/Stable (*Nora Pickens & Michael V. Grande – March 29, 2013*)
  - "CMLP's aggressive growth strategy, customer concentration to Quicksilver Resources Inc., and potential cash flow volatility due to lower natural gas throughput characterize the partnership's "weak" business profile. High financial leverage and the master limited partnership structure, which gives CMLP much incentive to pay out most of its cash flow after maintenance capital spending to unitholders each quarter, reflect the aggressive financial profile. CMLP's mostly fee-based contract mix and minimal direct commodity exposure partly offset these risks."
  - "***We could lower the rating if a debt-financed acquisition or a decrease in volumes causes cash flow to decline and financial ratios to deteriorate***, such that debt to EBITDA remains above 5.5x and 7.0x on a stand-alone and fully consolidated basis, respectively, for an extended period"
  - "***A higher rating is unlikely at this time because of CMLP's limited scale and high consolidated leverage***, but is attainable if we believe it will maintain consolidated leverage at 4x or less."
- Moody's – B2/Stable (*Jonathan Kalmanoff & Steven Wood – March 28, 2013*)
  - "Crestwood's B2 corporate family rating is supported by fixed fee contracts that avoid direct commodity price exposure, a moderate degree of basin and customer diversification, exposure to producing basins with liquids production, minimum volume commitments for a portion of throughput, a management team with extensive experience in the midstream sector, and a private equity sponsor with the industry knowledge and financial capacity to support the company's growth ambitions. ***The rating is restrained by business line concentration relative to rated midstream peers, volumes driven by E&P drilling activity which is indirectly tied to commodity prices, and high consolidated leverage.***"

EVERCORE PARTNERS

Crestwood

Ratings Agency Commentary 36 Overview of CMLP Confidential

Equity Ownership Summary
Overview of CMLP
Source: FactSet
(1) Includes 6,190,469 Class D Units and 1,112,674 GP units
(2) Source: NASDAQ National Markets as of April 15, 2013

Confidential
Current Unitholders Units % of Total
Institutional
Top 10:
Kayne Anderson Capital Advisors LP 5,807,677 9.5%
Tortoise Capital Advisors LLC 2,676,178 4.4%
ClearBridge Investments LLC 2,481,349 4.1%
Center Coast Capital Advisors LP 2,463,613 4.0%
Tiverton Asset Management LLC 600,000 1.0%
JPMorgan Securities LLC 507,112 0.8%
UBS Global Asset Management 279,425 0.5%
Citigroup Global Markets Inc. (Broker) 193,138 0.3%
Wells Fargo Advisors LLC 151,393 0.2%
Fidelity Management & Research Co. 95,332 0.2%
Other 1,090,043 1.8%
Total Institutional Ownership 16,345,260 26.8%
Insiders
First Reserve Corp.
(1)
27,135,412 44.4%
Other 448,596 0.7%
Total Insiders 27,584,008 45.2%
Retail / Other 17,138,799 28.1%
Total Units Outstanding
61,068,067 100.0%
Short Interest
684,307 1.1%
(1)
(2)

Overview of CMLP

The CMLP Management Financial Projections as provided by CMLP management and utilized herein by Evercore, incorporate the following assumptions:
– Marcellus volumes are expected to increase 101.2% year-over-year from 227.2 MMcfd in 2012A to 457.1 MMcfd in 2013E based on Antero’s volume forecast provided to CMLP management
– Barnett rich natural gas volumes are expected to increase 32.2% year-over-year from 163.5 MMcfd in 2012A to 216.1 MMcfd in 2013E based on a full year contribution from Devon and increasing offload point volumes from Empire Pipeline
Corporation (“Empire”)
Empire is as a natural gas utility serving Parker, western Tarrant, northern Hood and western Johnson Counties, Texas operating over 240 miles of low-pressure gathering and transmission pipeline
– Barnett dry natural gas volumes are expected to decline by 12.5% year-over-year from 268.4 MMcfd in 2012A to 234.9
MMcfd in 2013E due to limited anticipated 2013E drilling activity and no well completions by Quicksilver
– Fayetteville dry natural gas volumes are expected to increase by 12.9% year-over-year from 86.7 MMcfd in 2012A to 97.9
MMcfd in 2013E due to 23 new BHP wells expected to be connected to the CMLP gathering system
– Rich natural gas volumes from the Marcellus, Barnett, Granite Wash and Avalon are expected to grow at a 5-year compound annual growth rate (“CAGR”) of 10.9% based on forecasts provided by producers and management’s estimates of drilling activity corresponding to current 5-year commodity strip pricing
– Dry natural gas volumes are expected to grow at a 5-year CAGR of 11.6% based on management’s estimate of two to three rigs working in the Fayetteville Shale for BHP beginning in 2014E, one to two rigs working in the Barnett Shale beginning in
2014E and an average of one half of one rig per year working in the Haynesville beginning in 2014E
– Operations and maintenance expenses were derived from a bottom-up forecast provided by CMLP operations managers
2013E includes full-year expenses for CMM, West Johnson County and Enerven assets and a partial year of expenses for new Marcellus compressor stations in addition to the incremental costs of 18 new full time employees
Fixed costs assumed to increase at 3.0% per year after 2013E
Confidential
CMLP Management Financial Projections – Assumptions

Overview of CMLP

– General and administrative expenses were also derived from a bottom-up forecast provided by CMLP operations managers
2013E includes incremental costs for 23 additional full-time employees and additional equity compensation and amortization expenses
General and administrative expenses assumed to increase at 4.0% per annum after 2013E
– Similarly, 2013E maintenance and growth capital expenditure estimates were also derived from a bottom-up forecast provided by CMLP operations managers and include:
2013E maintenance capital expenditures are projected to be $9.3 million including compressor overhauls and a new compressor warehouse
– Five year maintenance capital expenditures based on 2013E budget and consist primarily of compressor overhauls
2013E growth capital expenditures are projected to be $126.8 million and include $77.1 million of new pipeline and compressor stations in the Marcellus, $22.0 million for the West Union Compressor Station in Doddridge County, West
Virginia, $5.1 million for the upgrade of Enerven compressor stations with the remaining $22.7 million primarily related to new well connections
– Five year growth capital expenditures based on forecasted well connections and associated pipeline capital projects, as well as additional Marcellus compressor stations and Fayetteville and Granite Wash facility expansions
Excludes potential other growth capital expenditure opportunities, including:
– The potential acquisition of RKI Exploration & Production, LLC’s (“RKI”) 50.0% non-operating interest in the
Jackalope Gas Gathering System (“JGGS”) in the Niobrara Basin, and the further development of that system for
$199.1 million in 2013E
– The potential acquisition of 41 miles of high-pressure pipeline and two compressor stations in the Marcellus from
MarkWest Energy Partners, L.P. (the “MarkWest Marcellus Bolt-On Acquisition”) for $125.0 million
– The potential acquisition of certain pipeline assets pursuant to CMM’s seven-year right of first offer to acquire any midstream assets sold by Antero in an area of approximately 100,000 acres adjacent to Antero’s current area of dedication (“Antero Western AOD Acquisition”) for $250.0 million
Confidential
CMLP Management Financial Projections – Assumptions (cont’d)

Overview of CMLP

– Growth capital expenditures to be financed with revolver borrowings at an interest rate of 3.60%, 3.75%,
4.50%, 5.00% and 5.50% in 2013E, 2014E, 2015E, 2016E and 2017E, respectively
– Assumes CMLP’s Class D Units distributions are paid in-kind with additional Class D Units until conversion into 6.8 million CMLP common units in March 2014 on a one-for-one basis
Assumes CMLP yield of 9.0%, 8.5%, 8.0% and 7.5% in the first, second, third and fourth quarter of
2013E, respectively
– $200.0 million senior note offering on June 30, 2014 assumed to be issued at an 8.0% interest rate with proceeds utilized to reduce borrowings from CMLP’s revolving credit facility
– Distribution per LP unit of $2.07 and $2.15 in 2013E and 2014E, respectively, and a target 10.0%
distribution per LP unit growth rate in 2015E, 2016E and 2017E
LP distribution coverage of 1.09x, 1.10x and 1.06x for 2015E, 2016E and 2017E, respectively
– No interest income on cash balances
Confidential
CMLP Management Financial Projections – Assumptions (cont’d)

($ in millions)

Overview of CMLP
Source: CMLP management
For the Quarter Ending Fiscal Year
Budgeted Growth Capital Expenditures 3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E
Zinnia Mainlines $-- $30.1 $7.1 $-- $37.2
Perkins/Morgan Stations 5.0 12.7 6.4 4.9 29.0
Other Marcellus Laterals -- 3.5 6.7 0.7 10.9
Enerven Engine Upgrades 1.3 2.5 1.3 -- 5.1
Mackey Wolfe Lateral 1.8 1.8 -- -- 3.6
West Union Station 14.7 3.8 0.4 3.1 22.0
Total Marcellus $22.8 $54.4 $21.9 $8.7 $107.8
Barnett 1.8 2.4 3.7 2.5 10.4
Fayetteville 0.8 0.2 0.9 -- 1.9
Granite Wash 1.5 -- -- -- 1.5
Haynesville 0.1 0.3 -- -- 0.4
Avalon -- -- -- -- --
Corporate (Oracle/SAP) 0.2 2.2 1.2 1.2 4.8
Total Budgeted Growth Capital Expenditures $27.2 $59.5 $27.7 $12.4 $126.8
Upside Growth Capital Expenditures
RKI Niobrara Development $91.5 $12.0 $47.8 $47.8 $199.1
MarkWest Marcellus Bolt-On Acquisition -- 125.0 -- 125.0
Antero Western AOD Acquisition -- -- 250.0 250.0
Identified Incremental Capital Expenditures $91.5 $137.0 $297.8 $47.8 $574.1
Total Potential Capital Expenditures (Budget + Potential) $118.7 $196.5 $325.5 $60.2 $700.9
Confidential
2013E Growth Capital Expenditures – Summary

CMLP Management Financial Projections

Overview of CMLP
The following sets forth selected operating projections provided by CMLP management utilized in deriving the CMLP Management
Financial Projections herein:
For the Year Ended December 31, For the Years Ending December 31, CAGR
2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Gathering Volumes (MMcfd)
Barnett Rich 129.5 143.9 163.5 216.1 211.6 210.6 212.9 215.9 (0.0%)
Granite Wash -- 16.6 17.6 29.7 46.1 58.4 66.4 72.1 24.8%
Avalon -- 11.5 9.0 6.8 5.2 4.3 3.6 3.1 (17.4%)
Marcellus -- -- 227.2 457.1 572.5 692.0 740.5 783.3 14.4%
Total Rich Gathering Volumes 129.5 172.0 417.2 709.7 835.3 965.3 1,023.4 1,074.4 10.9%
Barnett Dry 213.8 329.7 268.4 234.9 256.6 275.7 277.8 283.2 4.8%
Fayetteville -- 85.2 86.7 97.9 117.1 160.6 205.7 235.7 24.6%
Haynesville -- 60.1 50.5 33.6 32.4 42.4 46.0 48.9 9.8%
Total Dry Gathering Volumes 213.8 475.0 405.6 366.4 406.1 478.8 529.5 567.8 11.6%
Total Gathering 343.3 647.0 822.8 1,076.1 1,241.5 1,444.0 1,552.9 1,642.2 11.1%
Processing Volumes (MMcfd)
Barnett 127.8 131.8 155.7 207.0 202.6 201.6 203.8 206.8 (0.0%)
Granite Wash -- 12.3 17.5 29.4 45.6 57.8 65.7 71.3 24.8%
Total Processing Volumes 127.8 144.1 173.2 236.4 248.2 259.4 269.6 278.1 4.1%
Compression Volumes (MMcfd)
Marcellus -- -- 6.4 331.8 543.9 702.9 752.0 794.8 24.4%
Well Connections
Barnett Rich NA NA 43.0 60.0 68.0 68.0 68.0 68.0
Granite Wash NA NA 5.0 10.0 16.0 16.0 15.0 15.0
Avalon NA NA -- -- -- -- -- --
Marcellus NA NA 60.0 65.0 102.0 69.0 73.0 73.0
Total Rich Well Connections NA NA 108.0 135.0 186.0 153.0 156.0 156.0
Barnett Dry NA NA 23.0 8.0 41.0 35.0 32.0 32.0
Fayetteville NA NA 18.0 23.0 35.0 60.0 60.0 60.0
Haynesville NA NA 1.0 -- 5.0 5.0 5.0 5.0
Total Dry Well Connections NA NA 42.0 31.0 81.0 100.0 97.0 97.0
Total Well Connections NA NA 150.0 166.0 267.0 253.0 253.0 253.0
Confidential

CMLP Management Financial Projections (cont’d)
($ in millions)

Overview of CMLP
The following sets forth the CMLP Management Financial Projections utilized by Evercore in its analysis herein:
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Revenue, Less Purchases:
Barnett Rich $90.5 $93.7 $101.5 $108.4 $115.1
Granite Wash 5.9 10.2 14.0 16.5 18.4
Avalon 0.4 0.3 0.3 0.2 0.2
Marcellus 69.9 100.1 127.6 140.4 152.3
Total Rich Natural Gas Revenue $166.7 $204.3 $243.3 $265.6 $285.9 14.4%
Barnett Dry 49.5 52.5 59.1 62.4 65.8
Fayetteville 30.6 36.5 49.7 66.1 78.2
Haynesville 5.3 5.6 7.9 8.2 9.0
Total Dry Natural Gas Revenue $85.4 $94.7 $116.7 $136.7 $153.0 15.7%
Total Revenue, Less Purchases $252.1 $299.0 $360.0 $402.3 $439.0 14.9%
Operating Expense:
CMLP Operating Expense $42.9 $44.9 $48.6 $51.7 $54.1
CMM Operating Expense 7.9 9.8 10.6 10.9 11.2
Total Operating Expense $50.8 $54.7 $59.2 $62.6 $65.3 6.5%
General and Administrative Expense:
CMLP General and Administrative Expense $25.4 $26.4 $27.4 $28.5 $29.7
CMM General and Administrative Expense 2.9 3.0 3.2 3.3 3.4
Total General and Administrative Expense 28.3 29.4 30.6 31.8 33.1 4.0%
Plus: Other Corporate Adjustments 0.3 -- -- -- --
Adjusted EBITDA $173.3 $214.8 $270.3 $307.9 $340.6 18.4%
Confidential

CMLP Management Financial Projections (cont’d)
($ in millions, except per unit amounts)

Overview of CMLP
The following sets forth the CMLP Management Financial Projections utilized by Evercore in its analysis herein:
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Distributable Cash Flow
Adjusted EBITDA $173.3 $214.8 $270.3 $307.9 $340.6 18.4%
Less: Cash Interest Expense, net (43.0) (52.5) (62.8) (67.6) (72.8)
Less: Maintenance Capital Expenditures (9.3) (7.2) (7.7) (8.9) (11.8)
Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2
Distributable Cash Flow $124.7 $159.6 $204.4 $236.3 $261.1 20.3%
Distributed Cash Flow
Common Units (Public) $70.6 $73.3 $80.7 $88.7 $97.6
Common Units (Crestwood Holdings) 40.7 57.0 62.7 69.0 75.9
GP 22.2 30.3 43.4 57.7 73.5
Total $133.5 $160.6 $186.7 $215.4 $246.9 16.6%
% to GP 16.6% 18.9% 23.2% 26.8% 29.8%
GP IDRs $20.1 $27.7 $40.4 $54.5 $69.9
Weighted Average LP Units Outstanding 60.2 60.6 60.6 60.6 60.6
DCF / LP Unit $1.99 $2.14 $2.51 $2.78 $2.98 10.7%
Distribution / LP Unit $2.07 $2.15 $2.37 $2.60 $2.86 8.4%
LP Coverage 0.96x 1.00x 1.06x 1.07x 1.04x
Total Coverage 0.93x 0.99x 1.09x 1.10x 1.06x
Distributable Cash Flow Surplus / (Shortfall) ($8.7) ($1.0) $17.7 $20.9 $14.2
Confidential

CMLP Management Financial Projections (cont’d)
($ in millions)

The following sets forth the funding assumptions utilized in the CMLP Management Financial Projections and CMLP’s
resulting capital structure and credit statistics
Overview of CMLP
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued (Public) $119.0 $-- $-- $-- $--
Equity Issued (Crestwood Holdings) -- -- -- -- --
GP Contribution (Crestwood Holdings) -- -- -- -- --
Class D Units Issued for Acquisition of 65.0% of CMM 129.0 -- -- -- --
Revolver Draw for Acquisition of 65.0% of CMM 129.0 -- -- -- --
CMM Debt Issued 32.1 45.0 40.0 40.0 40.0
CMLP Debt Issued/(Repaid), net of Surplus/(Shortfall) 49.7 69.5 14.1 10.7 9.0
DCF Surplus / (Shortfall) (8.7) (1.0) 17.7 20.9 14.2
Contribution from CMLP to CMM 50.0 -- -- -- --
Less: Financing Fees (0.5) -- -- -- --
Total Funding $499.6 $113.4 $71.8 $71.7 $63.3
Debt Issued/(Repaid), net of Surplus/(Shortfall) $92.3 $114.5 $54.1 $50.7 $49.0
Total Equity Issued 248.0 -- -- -- --
Uses:
Acquisition of 65.0% of CMM $258.0 $-- $-- $-- $--
Debt Paydown from 5.175 MM Units Issuance 118.5 -- -- -- --
(Increase) / Decrease in Working Capital (3.7) 5.3 -- -- --
Growth Capital Expenditures 126.8 108.1 71.8 71.7 63.3
Total Uses $499.6 $113.4 $71.8 $71.7 $63.3
Credit Statistics
Debt / Adjusted EBITDA 4.8x 4.4x 3.7x 3.4x 3.2x
Net Debt / Adjusted EBITDA 4.8x 4.4x 3.7x 3.4x 3.2x
Capital Structure
Cash $0.0 $0.0 $0.0 $0.0 $0.0
Total Debt 826.0 940.5 994.6 1,045.3 1,094.4
Net Debt $826.0 $940.5 $994.5 $1,045.3 $1,094.3
Confidential

IV. Indicative Valuation of CMLP

Valuation Methodologies
Utilizing the following methodologies, Evercore analyzed the value of CMLP common units

Indicative Valuation of CMLP
Methodology Description Metrics/Assumptions
Discounted Cash Flow
Analysis:
Financials Projections
Values CMLP common units based on the concepts of the time value of money
Utilizing the CMLP Management Financial Projections as previously reviewed herein, Evercore:
Tax depreciation of existing assets based on schedule provided by CMLP management
Tax depreciation forecast of projected capital expenditures for 2013E through 2017E based on 7-
year MACRS depreciation schedule
EBITDA exit multiple of 9.0x to 11.0x and a perpetuity growth rate of 0.5% to 1.5%
For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
Weighted average cost of capital based on mid-point of the Capital Asset Pricing Model (“CAPM”)
Tax rate of 35.0% based on unitholders’ tax rates
Discounted the projected cash flows to the assumed July 1, 2013 effective date
Discounted Cash Flow
Analysis:
Projected Distribution per
Unit
Values the CMLP common units based on the concepts of the time value of money
Utilizing projected distributions per unit from the CMLP Management
Financial Projections as previously reviewed herein, Evercore:
Terminal exit yield range of 7.0% to 10.0%
Cost of equity of 8.5% to 9.5% based on the Capital Asset Pricing Model utilizing betas from selected publicly-traded peers
Cost of equity of 13.5% to 14.5% based on the expected market total return of selected publicly-
traded peers
Precedent M&A
Transaction Analysis
Valuation for the CMLP common units based on multiples of transaction value to EBITDA in historical transactions involving other natural gas gathering and processing assets
Based on transaction value / EBITDA
Enterprise value / EBITDA multiples applied to 2013E and 2014E EBITDA with the resulting value discounted at an 8.0% discount rate, the midpoint of the weighted average cost of capital range based on the assumed July 1, 2013 effective date
Growth capital expenditures discounted at an 8.0% discount rate
Peer Group Trading Analysis
Valuation for the CMLP common units based on current market enterprise value multiples of relevant EBITDA for selected comparable publicly-
traded entities
Enterprise value / EBITDA multiples applied to 2013E EBITDA and 2014E EBITDA
Premiums Paid Analysis
Valuation for the CMLP common units based historical premiums paid in
MLP unit-for-unit transactions
Median 1-Day, 5-Day, 30-Day and 52-Week high premiums paid applied to relevant CMLP unit prices
Historical Unit Price Trading
Ratio
Valuation for the CMLP common units based on historical exchange ratio between CMLP unit prices and NRGM unit prices
30-Day, 60-Day and 90-Day High exchange ratio applied to NRGM current unit price
Wall Street Research Price
Targets
Valuation for the CMLP common units based on the most recent research analyst price targets of firms covering CMLP
Research price targets from: Bank of America, Barclays, Citi, Hilliard Lyons, Ladenburg Thalmann,
RBC, Simmons and Wells Fargo
Confidential
–
Utilized varying weighted average cost of capital
(“WACC”) discount rates and applied various
perpetuity growth rates to derive after-tax valuation
ranges for CMLP
–
Calculated terminal values based on a range of
multiples of EBITDA derived from precedent
transactions as well as assumed perpetuity growth rates
–
Utilized varying total expected market return
discount rates and calculated a terminal value
based on various terminal exit yields

Current
Price: $23.85

Indicative Valuation of CMLP
Indicative Value of CMLP Common Unit Assuming
the CMLP Management Financial Projections
Confidential
Discounted Cash Flow Analysis Precedent M&A Peer Group Premiums Paid Historical Unit Price Wall Street Reseach
Financial Projections Distribution per Unit Transactions Trading Analysis Trading Analysis Price Targets
7.5% -8.5% WACC 7.0% -10.0% Terminal Exit Yield 2013E EBITDA: $173.3 MM 2013E EBITDA: $173.3 MM Median 1-Day Premium: 17.5% 30-Day Unit Price Trading Ratio: 0.95x Bank of America Barclays
2017E EBITDA Perpetuity 8.5% -9.5% CAPM 9.0x -12.5x EBITDA Multiple 11.5x -13.5x EBITDA Multiple Median 5-Day Premium: 16.9% 60-Day Unit Price Trading Ratio: 1.01x Citi Hilliard Lyons
Exit Multiple of Growth Rate of Equity Discount Rate 2014E EBITDA: $214.8 MM 2014E EBITDA: $214.8 MM Median 30-Day Premium: 21.2% 90-Day Unit Price Trading Ratio: 1.03x Ladenburg Thalmann
9.0x -11.0x 0.5% -1.5% 13.5% -14.5% Expected Market Return 9.0x -12.5x EBITDA Multiple 9.0x -12.0x EBITDA Multiple Median 52-Week High Premium: 0.3% RBC Simmons
Equity Discount Rate
Growth Capital Expenditures Wells Fargo
Discounted @ 8.0%
$26.61
$23.71
$10.85
$18.59
$27.78
$24.84
$24.00
$40.55
$37.50
$23.69
$29.04
$29.11
$25.58
$32.50
$--
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
Summary Valuation – CMLP Common Unit

Discounted Cash Flow Analysis – Assumptions

Indicative Valuation of CMLP
Evercore utilized a DCF Analysis based on the following assumptions:
– Effective date of July 1, 2013
– EBITDA and capital expenditures through December 31, 2017E per the CMLP Management Financial Projections as
previously reviewed herein
– A 35.0% tax rate
– Tax depreciation of existing assets based on schedule provided by CMLP management
– Tax depreciation forecast of projected capital expenditures for 2013E through 2017E based on 7-year MACRS depreciation schedule
– Mid-point discount rate of 8.0% utilizing a weighted average cost of capital based on CAPM
– Terminal value based on both: (i) a 9.0x to 11.0x EBITDA exit multiple and (ii) a 0.5% to 1.5% perpetuity growth rate
Confidential
Tax depreciation is set equal to maintenance capital expenditures in perpetuity

DCF Analysis – CMLP Management Financial Projections
($ in millions, except per unit amounts)
EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities
(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity
Summary Results

Indicative Valuation of CMLP
WACC EBITDA Multiple
$35.6 8.0x 9.0x 10.0x 11.0x 12.0x
7.0% $29.36 $33.44 $37.51 $41.59 $45.66
7.5% 28.58 32.57 36.56 40.55 44.54
8.0% 27.81 31.72 35.63 39.53 43.44
8.5% 27.06 30.89 34.72 38.54 42.37
9.0% 26.33 30.08 33.83 37.58 41.33
WACC Perpetuity Growth Rate
$31.9 0.0% 0.5% 1.0% 1.5% 2.0%
7.0% $33.28 $36.29 $39.80 $43.94 $48.92
7.5% 30.03 32.60 35.55 39.00 43.08
8.0% 27.19 29.40 31.92 34.83 38.23
8.5% 24.69 26.61 28.78 31.26 34.12
9.0% 22.47 24.15 26.04 28.17 30.61
For the Six
Months Ending
Terminal Value
December 31, For the Years Ending December 31,
EBITDA Perpetuity
2013E 2014E 2015E 2016E 2017E Exit Multiple
Growth Rate
(1)
EBITDA $116.4 $214.8 $270.3 $307.9 $340.6 $340.6 $340.6
Less: Tax DD&A (92.6) (182.4) (203.0) (167.0) (163.6) (11.8)
EBIT $23.7 $32.4 $67.3 $140.9 $177.0 $328.7
Less: Taxes @ 35.0% (8.3) (11.3) (23.5) (49.3) (61.9) (115.1)
EBIAT $15.4 $21.0 $43.7 $91.6 $115.0 $213.7
Plus: Tax DD&A 92.6 182.4 203.0 167.0 163.6 11.8
Less: Maintenance Capital Expenditures (3.6) (7.2) (7.7) (8.9) (11.8) (11.8)
Less: Growth Capital Expenditures (44.9) (108.1) (71.8) (71.7) (63.3) --
Unlevered FCF $59.6 $88.2 $167.2 $178.0 $203.6 $213.7
Terminal Value Multiple/Growth Rate 10.0x 1.0%
PV of Terminal Value @ 8.0% $2,408.9 $2,180.6
Plus: Present Value of Unlevered FCF
Implied Enterprise Value $2,983.3 $2,755.1
Less: Debt as of July 1, 2013
Plus: Cash as of July 1, 2013
Implied Equity Value $2,196.0 $1,967.7
Total Units Outstanding as of July 1, 2013
Implied Unit Price $35.63 $31.92
574.5
(787.4)
0.0
61.6
Confidential

Indicative Valuation of CMLP

(1) CMLP 52-week yield range of 6.89% to 9.74%, with an average yield of 8.35%
The analysis below sets forth CMLP’s projected annual distribution per unit based on the CMLP Management Financial  Projections for the six months ending December 31, 2013E and for the years ending December 31, 2014E, 2015E, 2016E  and 2017E and a terminal value based on an CMLP yield range of 7.0% to 10.0% discounted at a cost of equity for CMLP ranging between 8.5% and
9.5% based on CAPM and 13.5% to 14.5% based on the total expected market return (as detailed in the Appendix)
Discounted Cash Flow Analysis – CMLP Common Units
For the Six
Months Ending
December 31, For the Years Ending December 31, Terminal Value
2013E 2014E 2015E 2016E 2017E Low High
CMLP Standalone Distribution per LP Unit $1.09 $2.15 $2.37 $2.60 $2.86 $2.86
Terminal Yield (1) 10.00% - 7.00%
Terminal Value $28.63 - $40.91
Equity Cost of Capital Based on CAPM
PV @ 8.0% of Value per CMLP Common Unit $29.52 - $38.19
PV @ 8.5% of Value per CMLP Common Unit 29.00 - 37.50
PV @ 9.0% of Value per CMLP Common Unit 28.50 - 36.83
PV @ 9.5% of Value per CMLP Common Unit 28.01 - 36.17
PV @ 10.0% of Value per CMLP Common Unit 27.54 - 35.53
Implied CMLP Common Unit Value Range $28.01 - $37.50
Equity Cost of Capital Based on Total Expected Market Return
PV @ 13.0% of Value per CMLP Common Unit $24.90 - $31.98
PV @ 13.5% of Value per CMLP Common Unit 24.49 - 31.43
PV @ 14.0% of Value per CMLP Common Unit 24.10 - 30.90
PV @ 14.5% of Value per CMLP Common Unit 23.71 - 30.38
PV @ 15.0% of Value per CMLP Common Unit 23.33 - 29.87
Implied CMLP Common Unit Value Range $23.71 - $31.43
Implied Unit Price $23.71 - $37.50
Confidential

Source: Public filings and Wall Street research
Indicative Valuation of CMLP
Precedent M&A Transactions
($ in millions)
Date Transaction EBITDA
Announced Acquiror/Target (Seller) Value ($MM) Multiple
04/13 Atlas Pipeline Partners, L.P. / TEAK Midstream, L.L.C. $1,000.0 17.5x
02/13 Regency Energy Partners LP / Southern Union Gathering Company, LLC (Southern Union Company) 1,429.0 16.1
02/13 Western Gas Partners, LP / 33.75% Interest in Liberty and Rome Gas Gathering Systems (Anadarko Petroleum Corporation) 490.0 7.6
02/13 Western Gas Partners, LP / 33.75% Interest in Larry's Creek, Seely and Warrensville Gas Gathering Systems (Chesapeake Energy Corporation) 133.5 9.7
02/13 DCP Midstream Partners LP / Additional 47.0% Interest in Eagle Ford Joint Venture and Additional Interest in the Goliad Plant (DCP Midstream LLC) 856.0 NA
01/13 Summit Midstream Partners / Bear Tracker Energy, LLC 513.0 9.2
01/13 Crestwood Midstream Partners / 65.0% Interest in Crestwood Marcellus Midstream LLC (Crestwood Holdings Partners LLC) 258.0 8.9
11/12 Targa Resources Partners LP / Saddle Butte Pipeline, LLC 950.0 11.5
11/12 Atlas Pipeline Partners, L.P. / Cardinal Midstream L.L.C. 600.0 10.0
08/12 Eagle Rock Energy Partners/Sunray and Hemphill processing plants and associated 2,500 mile gathering system (BP America Production Co.) 227.5 9.5
07/12 Crestwood Midstream Partners LP / West Johnson County Gathering and Processing Assets in the Barnett Shale (Devon Energy Corporation) 90.0 NA
06/12 CenterPoint Energy, Inc.  / 50% Interest in Waskom Gas Processing and Other Gathering and Processing Assets (Martin Midstream Partners L.P.) 275.0 10.9
05/12 MarkWest Energy Partners, L.P.  / Keystone Midstream Services, LLC  (Stonehenge Energy Resources, L.P., Rex Energy Corporation, Sumitomo Corporation) 512.0 28.4
04/12 PennVirginia Resource Partners, L.P. / Chief Gathering LLC 1,252.5 13.9
03/12 Williams Partners L.P. / Caiman Eastern Midstream LLC 2,500.0 12.5
01/12 Western Gas Partners L.P. / Red Desert Complex (Anadarko Petroleum Corporation) 483.0 7.0
12/11 Crestwood Midstream Partners LP / Antero Resources' Marcellus Shale Gathering Assets 375.0 11.5
12/11 Plains All American Pipelines, LP / Velocity South Texas Gathering LLC 352.0 43.3
10/11 Kinder Morgan Energy Partners, L.P./SouthTex Treaters 155.0 NA
10/11 Crestwood Midstream Partners LP/Tristate Sabine, LLC (Energy Spectrum Capital and Zwolle Pipeline, LLC) 73.0 9.4
07/11 Western Gas Partners, LP/Bison Gas Treating Facility (Anadarko Petroleum Corporation) 130.0 8.8
06/11 Sable NGL LLC / Stanley Condensate Recovery Plant and Prairie Rose Pipeline Inc. (EOG Resources, Inc.) 185.0 NA
05/11 Kinder Morgan Energy Partners, L.P. / 50% Interest in KinderHawk Field Services and 25% of Eagle Ford Midstream (Petrohawk Energy Corporation) 920.0 NA
03/11 Energy Transfer Partners, L.P. and Regency Energy Partners LP / Louis Dreyfus Highbridge Energy LLC 1,925.0 11.6
03/11 Anadarko Petroleum Corp / 93% Interest in Wattenburg Processing Plant (BP plc) 575.5 7.5
02/11 Crestwood Midstream Partners / Gathering and Processing assets in the Fayetteville Shale and Granite Wash (Frontier Gas Services, LLC) 338.0 12.5
01/11 MarkWest Energy Partners L.P. / Kentucky Hydro Natural Gas Processing Complex and NGL Pipeline (EQT Corporation) 230.0 12.7
01/11 Western Gas Partners, LP / Fort Lupton Processing Plant and Related Gathering Systems in the DJ Basin (Encana Oil & Gas (USA) Inc.) 303.3 9.3
12/10 Chesapeake Midstream Partners LP / Springridge Natural Gas Gathering System and Related Facilities in the Haynesville Shale 500.0 11.9
11/10 Williams Partners L.P. / Marcellus Midstream Assets in Susquehanna County, Pennslyvania (Cabot Oil & Gas Corporation) 150.0 NA
11/10 Chevron Corporation / 49% Interest in Laurel Mountain Midstream in Marcellus (Atlas Pipeline Partners, LP) 403.0 NA
11/10 ArcLight Capital Partners LLC / 9.9% Equity Interest in Enogex (OGE Energy) 183.0 9.5
10/10 Williams Partners L.P. / Gathering and Processing Assets in Colorado's Piceance Basin (Williams Companies, Inc.) 782.0 7.4
10/10 Cardinal Midstream, LLC / Gathering and Processing Assets in the Arkoma Woodford Shale in Eastern Oklahoma (Antero Resources, LLC) 268.0 9.8
09/10 Targa Resources Partners LP / Venice Energy Services Company (Targa Resources, Inc.) 167.5 7.2
08/10 Targa Resources Partners LP / Versado Gas Processors, L.L.C. (Targa Resources, Inc.) 230.0 5.7
08/10 Regency Energy Partners, L.P. / Zephyr Gas Services 185.0 9.5
08/10 Western Gas Partners, LP / Wattenberg Gathering System & Fort Lupton Processing Plant (Anadarko Petroleum Corporation) 498.0 8.2
07/10 Enbridge Energy Partners, L.P. / Elk City Gathering and Processing System (Atlas Pipeline Partners, LP) 686.1 16.5
06/10 DCP Midstream, LLC / Liberty Gathering System and South Raywood Processing Plant (Ceritas Energy) 79.0 NA
04/10 Regency Energy Partners LP / 7% Interest in Haynesville Joint Venture Increasing its Total Interest to 49.99% (GE Energy Financial Services) 92.1 NA
04/10 Kinder Morgan Energy Partners, L.P. / 50% interest in Haynesville Gathering & Treating Business (Petrohawk Energy) 875.0 20.5
04/10 Enterprise Products Partners, L.P. / M2 Midsteam LLC (Yorktown Partners) 1,200.0 15.2
03/10 Targa Resources Partners LP / Sand Hills, Coastal Straddles and Targa Gas Marketing (Targa Resources, Inc.) 420.0 6.0
02/10 Western Gas Partners, LP / Southwest Wyoming Gathering and Processing Assets (Anadarko Petroleum Corporation) 254.4 7.2
Mean 12.0x
Median 9.8
Confidential

Source: Public filings and Wall Street research
Indicative Valuation of CMLP
($ in millions, except per unit amounts)
Confidential
2013E EBITDA $173.3
Relevant EBITDA Multiple 9.0x - 12.5x
Implied Enterprise Value Range on December 31, 2013 $1,559.5 - $2,166.0
Implied Enterprise Value Range on July 1, 2013 @ 8.0% Discount Rate $1,500.5 - $2,084.0
Less: Present Value of Q3 2013E and Q4 2013E Growth Capital Expenditures @ 8.0% Discount Rate (44.0)
Implied Enterprise Value $1,456.5 - $2,040.0
2014E EBITDA $214.8
Relevant EBITDA Multiple 9.0x - 12.5x
Implied Enterprise Value Range on December 31, 2014 $1,933.3 - $2,685.1
Implied Enterprise Value Range on July 1, 2013 @ 8.0% Discount Rate $1,722.3 - $2,392.1
Less: Present Value of Q3 2013E, Q4 2013E and 2014E Growth Capital Expenditures @ 8.0% Discount Rate (144.1)
Implied Enterprise Value $1,578.2 - $2,247.9
Relevant Range - Enterprise Value $1,456.5 - $2,247.9
Less: Debt as of July 1, 2013 (787.4)
Plus: Cash as of July 1, 2013 0.0
Implied Equity Value $669.1 - $1,460.6
Total Units Outstanding as of July 1, 2013 61.6
Implied Unit Price $10.85 - $23.69
Precedent M&A Transactions – CMLP Management Financial Projections

Peer Group Trading Analysis
($ in millions, except per unit amounts)

Indicative Valuation of CMLP
Source: Public filings
Natural Gas Gathering and Processing
Enterprise Value /
Price Equity Enterprise EBITDA Distribution Yield Distribution Total
Partnership (05/03/2013) Value Value 2013E 2014E Current 2013E 2014E Growth Return
Natural Gas Gathering and Processing MLPs
American Midstream Partners, LP $18.01 $168.6 $378.7 11.5x 10.0x 9.6% 9.6% 9.6% 2.6% 12.2%
Atlas Pipeline Partners, L.P. 36.48 2,403.1 3,646.9 10.2 8.1 6.4% 6.9% 7.8% 8.5% 14.9%
Access Midstream Partners, L.P. 42.48 8,214.5 10,761.2 13.5 10.5 4.2% 4.6% 5.3% 11.3% 15.5%
Crosstex Energy, L.P. 18.78 1,795.5 2,831.7 12.0 9.2 7.0% 7.5% 8.1% 5.6% 12.6%
DCP Midstream Partners, LP 48.06 2,973.3 4,627.7 12.6 9.3 5.7% 6.0% 6.4% 8.4% 14.2%
MarkWest Energy Partners, L.P. 60.70 9,049.7 11,553.2 16.6 12.3 5.4% 5.7% 6.2% 9.2% 14.6%
Regency Energy Partners LP 25.54 5,251.4 8,104.9 12.9 10.4 7.2% 7.3% 7.6% 4.3% 11.5%
Southcross Energy Partners, L.P. 21.61 538.8 981.0 18.6 17.2 7.4% 7.4% 7.6% 6.3% 13.7%
Summit Midstream Partners, LP 27.46 1,367.9 1,559.3 13.1 11.0 6.0% 6.3% 7.0% 8.0% 14.0%
Targa Resources Partners LP 46.63 4,843.3 7,319.1 11.5 9.0 5.8% 6.2% 6.8% 8.5% 14.3%
Western Gas Partners, LP 59.73 6,406.3 8,204.3 18.7 13.7 3.6% 3.8% 4.4% 11.6% 15.2%
Mean 13.8x 11.0x 6.2% 6.5% 7.0% 7.7% 13.9%
Median 12.9 10.4 6.0% 6.3% 7.0% 8.4% 14.2%
Crestwood Midstream Partners LP $23.85 $1,456.5 $2,190.1 12.2x 9.5x 8.6% 8.7% 9.0% 3.9% 12.5%
Confidential

Peer Group Trading Analysis (cont’d)
($ in millions, except per unit amounts)

Indicative Valuation of CMLP
Source: Public filings
Confidential
2013E EBITDA $173.3
Relevant EBITDA Multiple 11.5x - 13.5x
Implied Enterprise Value $1,992.7 - $2,339.3
2014E EBITDA $214.8
Relevant EBITDA Multiple 9.0x - 12.0x
Implied Enterprise Value $1,933.3 - $2,577.7
Relevant Range - Enterprise Value $1,933.3 - $2,577.7
Less: Debt as of July 1, 2013 (787.4)
Plus: Cash as of July 1, 2013 0.0
Implied Equity Value $1,145.9 - $1,790.3
Total Units Outstanding as of July 1, 2013 61.6
Implied Unit Price $18.59 - $29.04

MLP Merger Premiums
MLP Merger Premiums Paid Analysis
($ in millions, except per unit amounts)

Historically, MLP merger premiums have varied widely based on specific considerations with respect to each transaction, with a range of 2.2% to 31.8% premium to one-day trailing trading price and a mean premium of 17.5%
Transaction Premium
Date Equity Enterprise 52-Week
Announced Target Acquiror(s) Consideration Value Value 1-Day 5-Day 30-Day High
01/29/13 Copano Energy, L.L.C. Kinder Morgan Energy Partners, L.P. Unit-for-Unit $3,777.5 $4,724.3 21.8% 21.7% 36.7% 6.1%
02/23/11 Duncan Energy Partners L.P. Enterprise Products Partners L.P. Unit-for-Unit 2,405.0 3,302.8 27.9% 27.7% 27.4% 2.3%
06/09/09 TEPPCO Partners LP Enterprise Products Partners L.P. Unit-for-Unit 3,290.7 6,024.5 7.1% 4.3% 8.9% (13.5%)
06/12/06 Pacific Energy Partners, L.P. Plains All American Pipeline, L.P. Unit-for-Unit 1,395.4 2,007.9 10.6% 10.2% 14.4% (0.5%)
11/01/04 Kaneb Pipeline Partners, L.P. Valero L.P. Unit-for-Unit 1,741.5 2,371.4 21.2% 17.6% 18.6% 4.2%
12/15/03 GulfTerra Energy Partners, L.P. Enterprise Products Partners L.P. Unit-for-Unit 2,408.4 4,240.3 2.2% 3.7% 2.1% (2.0%)
10/18/97 Santa Fe Pacific Pipeline Partners LP Kinder Morgan Energy Partners, L.P. Unit-for-Unit 1,038.0 1,339.9 31.8% 33.2% 40.3% 5.3%
Median 21.2% 17.6% 18.6% 2.3%
Mean 17.5% 16.9% 21.2% 0.3%
Max 31.8% 33.2% 40.3% 6.1%
Min 2.2% 3.7% 2.1% (13.5%)
1-Day 5-Day 30-Day 52-Week High
Current Trading Price $23.85 $23.76 $23.75 $29.03
Estimated Merger Premium 2.2% - 31.8% 3.7% - 33.2% 2.1% - 40.3% (13.5%) - 6.1%
Implied Transaction Price Range $24.37 - $31.44 $24.63 - $31.66 $24.26 - $33.33 $25.12 - $30.81
Mean Merger Premium 17.5% 16.9% 21.2% 0.3%
Mean Implied Transaction Price $28.02 $27.78 $28.79 $29.11
Indicative Valuation of CMLP
Confidential

Historical Unit Price Trading Ratio

Indicative Valuation of CMLP
Implied
Period NRGM CMLP Ratio
Current as of 05/03/13 $24.55 $23.85 0.971x
30-Day Average 23.99 24.27 1.012x
60-Day Average 23.97 24.74 1.032x
90-Day Average 23.64 24.63 1.042x
Over the twelve months ended December 31, 2012, CMLP’s unit price decreased by 32.2%, while NRGM’s unit price increased by 17.4%, resulting in a decrease in the NRGM/CMLP unit price trading ratio from 1.675x to 0.968x
Since January 1, 2012, NRGM and CMLP unit prices have increased by 10.3% and 10.8%, respectively, as of May 3, 2013
Current Offer = 1.070x
+ $1.03 Cash per unit
Confidential
12/16/2011 3/9/2012 6/1/2012 8/24/2012 11/16/2012 2/8/2013 5/3/2013
0.800x
0.900x
1.000x
1.100x
1.200x
1.300x
1.400x
1.500x
1.600x
1.700x
1.800x

Wall Street Research Price Targets
($ in millions, except per unit amounts)
Summary Price Targets

Analyst Recommendations
Source: Bloomberg, IBES
Distribution Per Unit Estimates EBITDA Estimates
Indicative Valuation of CMLP
Target
Firm Analyst Date Recommendation Price
Ladenburg Thalmann Eduardo Seda 02/27/13 Buy $32.50
Hilliard Lyons Joel K. Havard 02/27/13 Long-term Buy 32.00
Simmons Mark L. Reichman 03/21/13 Overweight 30.00
Barclays Richard Gross 02/28/13 Equalweight 27.00
RBC T.J. Schultz 02/27/13 Sector Perform 26.00
Citi John K Tysseland 03/20/13 Neutral 24.00
Bank of America Gabe Moreen 02/27/13 Underperform 24.00
Wells Fargo Michael J. Blum 02/28/13 Outperform NA
Median: $27.00
Mean: 27.93
Low: 24.00
High: 32.50
$2.08
$2.16
$2.24
$2.09
$2.17
$2.26
$2.04
$2.11
$2.13
$2.12
$2.24
$2.36
$2.04
$2.14
$2.07
$2.10
$2.20
$2.07
$2.15
$2.26
$2.07
$2.15
$2.37
$1.80
$1.90
$2.00
$2.10
$2.20
$2.30
$2.40
2013E 2014E 2015E
$176.0
$206.0
$214.0
$178.0
$258.0
$307.0
$181.0
$235.0
$240.0
$179.1
$209.0
$180.7
$229.0
$178.6 $173.3
$248.8
$316.4
$179.1
$229.5
$296.3
$214.8
$270.3
$--
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2013E 2014E 2015E
Confidential
Hold (3) 37.5%
Buy (4) 50.0%
Sell (1) 12.5%
Bank of America Barclays Citi Ladenburg Thalmann RBC Wells Fargo IBES CMLP Management Financial Projections

V. Overview of NRGM

North Dakota
Nebraska
Kansas
Oklahoma
Iowa
Arkansas
Illinois
Indiana
Michigan
Ohio
West Virginia
Virginia
Pennsylvania
New York
New Jersey
Delaware
Maryland
District of Columbia
Massachusetts
Rhode Island
Connecticut

Evercore Partners

NRGM Map

Overview of NRGM
Source: Public partnership filings
NRGM Asset Map
Gas Storage
NGL Storage
COLT Hub
Legend
COLT Hub:
–
Located in Epping, North
Dakota
–
120,000 barrels per day rail
loading capacity
–
720,000 barrel crude oil
storage capacity
Steuben (Adrian Field):
–
Located in Steuben County, New
York
–
Working gas of 6.2 Bcf with 30/60
MMcfd injection/withdrawal
capability
–
Owned by ASC, a subsidiary of
NRGM
U.S. Salt Gas Storage Development :
–
Located in Watkins Glen, New York
–
Potential development of up to
approximately 10.0 Bcf of natural gas
storage capacity
–
Development rights owned by NRGM
Stagecoach:
–
Located 150 miles northwest of
New York City
–
Working gas of 26.3 Bcf with
250/500 MMcfd
injection/withdrawal capability
Seneca Lake
–
Located in Schuyler County, New
York
–
Working Gas of 1.5 Bcf with
72.5/145 MMcfd
injection/withdrawal capability
–
Owned by ASC, a subsidiary of
NRGM
Thomas Corners:
–
Located in Steuben County, New
York
–
Working gas of 7.0 Bcf with 70/140
MMcf per day (“MMcfd”) injection /
withdrawal capability
–
Owned by Arlington Storage
Company (“ASC”), a subsidiary of
NRGM
Finger Lakes NGL Storage
–
Two facilities:
•
Bath Facility: 1.5 million
barrels of NGL storage
•
Watkins Glen Facility: 2.1
million barrels of NGL
storage
Confidential

Ontario
Livingston
Yates
Seneca
Tompkins
Schuyler
Steuben
Chemung
Bradford
Sullivan
Lycoming
Columbia
Montour

$ / MMBtu

Evercore Partners

Overview of NRGM
Source: NRGM website and Bloomberg
Daily Natural Gas Price Volatility
$0.515
$0.455
$0.419
2010 Daily Volatility: $0.12
2011 Daily Volatility: $0.10
2012 Daily Volatility: $0.05
Legend
Seneca Lake
Stagecoach
Steuben (Adrian Field)
Thomas Corners
East (NRGM)
Marc I (NRGM)
Dominion
Millennium
National Fuel
Tennessee Gas
Transco
Commonwealth (NRGM)
Seneca Lake (NRGM)
North-South (NRGM)
Steuben (NRGM)
Thomas Corners (NRGM)
Stagecoach (NRGM)
YTD 2013 Daily Volatility: $0.13
Confidential
$0.350
$0.400
$0.450
$0.500
$0.550
$0.600
4/12/2012 6/15/2012 8/18/2012 10/22/2012 12/25/2012 2/27/2013 5/3/2013
April 14 / January 16 April 15 / January 16 April 16 / January 17
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
5/3/2010 11/1/2010 5/3/2011 11/2/2011 5/2/2012 11/1/2012 5/3/2013
TETCO M3 Natural Gas Spot Price
Seasonal April/January Natural Gas Futures – Henry Hub
Map of NRGM Natural Gas Storage and Transportation
NRGM Asset Overview –  Natural Gas Storage and Transportation

Total Maximum Storage Quantity (MMcf)

Total Maximum Storage Quantity (MMcf)

Evercore Partners

Overview of NRGM
Natural gas storage facility located 150 miles northwest of
New York City
Working gas capacity of 26.25 Bcf
18 horizontal storage wells with 250/500 MMcfd
injection/withdrawal capability
Connected to Tennessee Gas Pipeline Company, L.L.C’s
(“TGP”) 300 Line, Millennium Pipeline Company, L.L.C.
(“Millennium”) and Transcontinental Gas Pipe Line
Company, LLC’s (“Transco”) Leidy Line
24-mile South lateral pipeline connected to TGP's 300
Line and 10-mile North lateral pipeline connected to
Millennium
Stagecoach
Natural gas storage facility located in Steuben County,
New York
Initial working gas capacity of 5.7 Bcf although certified to
7.0 Bcf
10 high angle vertical storage wells provide two-cycle non-
seasonal service with 70/140 MMcfd injection/withdrawal
capacity
Connections to TGP and Millennium
8-mile lateral pipeline connected to TGP's 400 Line and
7.5-mile lateral pipeline connected to Millennium
Thomas Corners
Source: Management presentation and NRGM filings
Weighed Average Rate $0.1853 Weighed Average Rate $0.1800
Confidential
--
3,154.0
3,911.3
6,218.9
3,850.0
4,220.0
--
1,000.0
2,000.0
3,000.0
4,000.0
5,000.0
6,000.0
7,000.0
8,000.0
2013 2014 2015 2016 2017 2018
Utility
Marketer
(62.2%)
(37.8%)
1,254.0
4,446.0
--
1,000.0
2,000.0
3,000.0
4,000.0
5,000.0
6,000.0
2013 2014 2015 2016 2017 2018
Utility Marketer (22.0%) (78.0%)
NRGM Asset Overview – Natural Gas Storage Facilities (cont’d)

Total Maxium Storage Quantity (MMcf)

Total Maxium Storage Quantity (MMcf)

Evercore Partners

Overview of NRGM
Steuben (Adrian Field)
Natural gas storage facility located in Steuben County,
New York
Working gas capacity of 6.2 Bcf
11 vertical wells with 30/60 MMcfd injection/withdrawal
capability
12.5-mile lateral pipeline connected to Dominion’s
Woodhull line
Received FERC approval to charge market based rates
under ASC’s tariff effective April 1, 2013
Natural gas storage facility located in Schuyler County,
New York
– Located on U.S. Salt property
Working gas capacity of 1.5 Bcf with 72.5/145 MMcfd
injection/withdrawal capability
20-mile, 16-inch lateral pipeline connected to Dominion
and Millennium
Seneca Lake
Source: Management presentation and NRGM filings
Weighed Average Rate $0.0838 Weighed Average Rate $0.2745
Confidential
--
1,000.0
2,000.0
3,000.0
4,000.0
5,000.0
6,000.0
2013 2014 2015 2016 2017 2018
Utility Marketer
(8.1%)
(91.9%)
--
100.0
200.0
300.0
400.0
500.0
600.0
700.0
2013 2014 2015 2016 2017 2018 2019 2020 2021
Utility Marketer
(80.0%)
(20.0%)
NRGM Asset Overview – Natural Gas Storage Facilities (cont’d)
500.0
1,295.0
4,405.0
300.0
350.0
510.0
290.0

Overview of NRGM
Provides approximately 325 MMcfd of interstate
transportation service for shippers seeking to transport
natural gas on a firm basis through NRGM’s existing
North and/or South Laterals of Stagecoach
Includes compression and associated facilities installed to
expand transportation capacity on the Stagecoach north
and south pipeline laterals
Generates fee-based revenue pursuant to a negotiated rate
structure authorized by the FERC
Placed into service in December 2011
100% contracted with weighted average maturity through
2016
Future connection to Dominion would potentially allow
access to Iroquois Pipeline Operating Company
(“Iroquois”) via Dominion-Iroquois expansion
North-South Pipeline
Source: Management presentation and NRGM filings
Marc I Pipeline
39-mile, 30-inch bi-directional natural gas pipeline
connecting NRGM’s Stagecoach South Lateral pipeline
interconnect at TGP’s 300 Line to Transco’s Leidy Line
Provides 550 MMcfd of interstate transportation capacity
Includes a 16,360 horsepower gas-fired compressor station
in the vicinity of the Transco interconnection and a 15,000
horsepower electric-powered compressor station at the
proposed interconnection between the Stagecoach south
lateral and TGP's 300 Line
Generates fee-based revenue pursuant to a negotiated rate
structure authorized by the FERC
Placed into service in December 2012
82% contracted with 10-year terms
Confidential
NRGM Asset Overview – Natural Gas Transportation

East Pipeline
NRGM Asset Overview – Natural Gas Transportation (cont’d)

Overview of NRGM
Source: Management presentation and NRGM filings
37.5-mile, 12-inch diameter natural gas intrastate pipeline
located in New York
Transports 30 MMcfd of natural gas from Dominion to
the Binghamton, New York city gate
Runs within three miles of the Stagecoach north lateral's
point of interconnection with Millennium
Generates fee-based revenue pursuant to under a
negotiated rate structure authorized by the New York State
Public Service Commission
NRGM acquired the East Pipeline (formerly known as the
Seneca Lake east pipeline) from New York State Electric &
Gas Corporation on July 13, 2011 as part of its acquisition
of the Seneca Lake natural gas storage facility
100% contracted through 2021
Commonwealth Pipeline
Approximately 120-mile, 30-inch natural gas pipeline
extending from southern end of Marc I Pipeline to Chester
County, Pennsylvania
Approximately $750.0 million total capital investment of
which NRGM is responsible for $250.0 million
Expected to be in-service in the second half of 2016 or the
first half of 2017 and to generate $32.5 million of
EBITDA annually at full run-rate
– 7.7x run-rate EBITDA
Confidential

NRGM Asset Overview – NGL Storage and Terminals

Overview of NRGM
1.5 million barrels of underground NGL storage in
Steuben County, New York
Rail and truck terminal facilities capable of loading
and unloading 23 railcars per day and 17 truck
transports per day
Nine separate caverns allow for segregation of
multiple streams
100% contracted with Inergy Services, LLC
(1)
, with
maturity to 2016
Expansion potential with U.S. Salt as brine outlet
Bath Facility
Developing an initial 2.1 million barrels of NGL
storage in Schuyler County, New York
Will connect to TE Products Pipeline ("TEPPCO")
pipeline with rail and truck access capable of loading
and unloading 32 railcars per day and 45 truck
transports per day
95% contracted with BP plc with maturity to 2016 and
option to take back capacity
Expected in-service calendar 2H 2013, subject to
regulatory approval
Source: Management presentation and NRGM filings
(1)
Watkins Glen Facility
Confidential
Wholly-owned subsidiary of NRGY

Overview of NRGM
U.S. Salt Operations
Acquired from NRGY on May 14, 2012 for a total purchase price of $192.5 million, including $182.5 million in cash and
473,707 common units
Solution mining and salt production company located outside of Watkins Glen, New York
Produces and sells approximately 300,000 tons of food, pharmaceutical and chemical feedstock grade salt each year
Over 40.0 million barrels of previously solution mined cavern capacity convertible to energy storage
NRGM’s Seneca Lake facility is located on U.S. Salt property
P
Additional storage capacity available via the solution-mining process at U.S. Salt
U.S. Salt Management Team
Name Position Previous Position
Mitchell Dascher President
President of Southern
Lime
Barry Wall VP of Finance
Midwest Controller at
Compass Minerals
Don Krider VP of Sales
Eastern Regional sales
manager at North
American Salt
Source: NRGM filings, NRGM website and projections provided by NRGM management
Confidential
Potential development of up to approximately 10.0 Bcf of natural gas storage capacity
$22.2
$21.7
$21.7
$19.1
$20.8
$21.5
$21.5 $21.5
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E
U.S. Salt Gas Storage Development
U.S. Salt Operations
Historical and Projected U.S. Salt Performance
NRGM Asset Overview –  U.S. Salt

Million Metric Tons

Million Metric Tons

Thousand Short Tons

$ per Metric Ton

Evercore Partners

NRGM Asset Overview – U.S. Salt – Market Dynamics

Overview of NRGM
United States Salt Production by Process
Net Selling Value F.O.B. Excluding Container Costs
Vacuum and Open Pans
Largest Vacuum and Open Pan Producers Based on
2011 Production Volume
Source: NRGM filings, NRGM website and projections provided by NRGM management
United States Salt Imports and Exports
Confidential
19.7
18.9
17.8
18.5
19.2
16.8
20.9
20.3
17.6
18.4
3.7
4.1
3.9
3.1
3.3
4.4
4.2
4.0
4.1
4.1
--
10.0
20.0
30.0
40.0
50.0
60.0
2007A 2008A 2009A 2010A 2011A
Brine Rock Solar Vacuum and Open Pans
8.6
13.8
14.7
12.9
13.8
0.8
1.0
1.5
0.6
0.8
--
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
2007A 2008A 2009A 2010A 2011A
Imports Exports
2,025
1,835
600
425
335
300
230
--
500
1,000
1,500
2,000
2,500
Cargill Morton United
Salt Corp.
North
American
Salt Co.
U.S. Salt
L.L.C.
The
Mosaic
Co.
E.I.
duPont de
Nemours
$109.46
$110.73
$109.05
$110.83
$108.06
$160.74
$166.74
$180.00
$177.44
$173.92
$175.35
$180.03
$206.27
$209.19
$200.74
$0.00
$50.00
$100.00
$150.00
$200.00
$250.00
2007A 2008A 2009A 2010A 2011A
Bulk Compressed Pellets Packaged

Overview of NRGM
COLT Hub Overview
On November 5, 2012, NRGM announced the acquisition
of the COLT Hub for $425.0 million
Crude oil rail terminal located in Epping, North Dakota
– Commenced commercial operation in May 2012
120,000 Bpd rail loading capacity, 720,000 Bbl crude oil
storage capacity
Ability to handle up to 120-car unit trains
Connected to Burlington Northern Santa Fe rail system
21-mile, 10" bi-directional pipeline (“COLT Connector”)
connecting the COLT Terminal to the Dry Fork Terminal
Dry Fork Terminal located at the Beaver Lodge/Ramberg
pipeline hub providing crude oil pipeline access and
interconnects
– Crude oil metering and pipeline interconnection
facilities allow transfer to Tesoro Corporation
(“Tesoro”) and Enbridge Energy Partners, L.P.
(“Enbridge”) pipelines
Product sourcing via truck unloading racks, pipelines and
gathering system interconnects
98% of capacity is contracted or committed pursuant to
“take-or-pay” contracts with weighted average maturity of
3.6 years
COLT Hub Map
Source: Management presentation and NRGM filings
Contract Summary
Legend
Dry Fork Terminal
Colt Terminal
Belle Fourche
Enbridge
Tesoro
Confidential
Rail Pipeline Storage
Credit Commencement Maturity Minimum Base Rate Minimum Base Rate Capacity Base Rate
Contract Rating Date Date Commitment (Bpd) ($ / Bbl) Commitment (Bpd) ($ / Bbl) (Bbl) ($ / Bbl/Month)
Tesoro BB+/Ba1
Take-or-Pay 6/1/12 6/1/16 40,000 $1.15 20,000 $0.46 240,000 $--
Take-or-Pay 7/1/13 6/1/16 20,000 1.15 10,000 0.46 120,000 --
Sunoco Logistics BBB/BBB-
Take-or-Pay 6/1/12 6/1/17 10,000 $1.35 $0.66 120,000 $--
Take-or-Pay 6/1/13 6/1/15 10,000 1.35 0.66
Flint Hills NR
Take-or-Pay 10/1/12 12/31/13 9,300 $1.50
Take-or-Pay 10/1/12 9/1/15 5,000 $0.46 120,000 $0.55
U.S. Oil / Astra NR
Take-or-Pay 4/1/13 11/1/17 18,000 $1.50 120,000 $0.55
Take-or-Pay 4/1/13 11/1/17 9,000 1.50
Statoil AA-/Aa2
Take-or-Pay 10/1/13 10/1/16 10,000 $1.55 $0.66 120,000 $0.60
NRGM Asset Overview  –  COLT Hub

Divide
Burke
Williams
Mountrail
Ward
McKenzie
McLean
Dunn
Mercer
Oliver
Dawson
Golden Valley
Stark
Morton
Burleigh
Prairie

EVERCORE PARTNERS

Overview of NRGM
Competing Terminals near COLT Hub
Source: Management presentation, NRGM filings and Platts
Marker Terminal
2013E Exit
Capacity  (Bbls)
Bakken Oil Express
100,000
Basin Transload
40,000
Enbridge
80,000
EOG Resources
65,000
Global Partners
160,000
Great Northern Midstream
60,000
Hess
60,000
Musket
60,000
Plains
175,000
Savage Services
90,000
COLT
120,000
Dry Fork
NA
Enbridge
NA
Belle Fourche
NA
Tesoro
NA
Confidential
NRGM Asset Overview  –  COLT Hub (cont’d)

Unit Price
Distribution Per Unit

Evercore Partners
Crestwood

Overview of NRGM
NRGM – Summary Market Data

Market Capitalization Balance Sheet and Credit Data
Unit Price and Distribution Information General Partner Incentive Distribution Rights
As of March 31, 2013
Cash and Marketable Securities $0.3
Short-term Debt 0.9
Long-term Debt 711.0
Total Debt $711.9
Net Debt 711.6
Plus: Minority Interest --
Plus: Partners' Capital 731.4
Net Book Capitalization $1,443.0
Revolver Availability / Total Revolver Capacity $386 / $600
Net Debt / Net Book Cap 49.3%
Net Debt / 2013E EBTIDA 3.5x
Net Debt / 2014E EBTIDA 2.5
Current Ratings
Moody's Ba3
S&P BB
Confidential
$1.35
$1.43
$1.51
$1.59
$1.67
$1.75
$15.00
$18.00
$21.00
$24.00
$27.00
$30.00
12/16/11 3/9/12 6/1/12 8/24/12 11/16/12 2/8/13 5/3/13
NRGM Distribution per Unit NRGM Price
As of May 03, 2013
Total Units Outstanding 85.9
Common Unit Price $24.55
Total Equity Value $2,108.9
Plus: Preferred Equity --
Plus: Net Debt 711.6
Plus: Minority Interest
--
Total Enterprise Value $2,820.5
Distribution Yield
Current $1.58 6.4%
Calendar 2013 1.63 6.6%
Calendar 2014 1.77 7.2%
EV / EBITDA
Calendar 2013 $201.9 14.0x
Calendar 2014 279.2 10.1
IBES
Data
Yield / Multiple
Quarterly Distribution per LP Unit $0.3950
Quarterly Total Total Total Total
LP Quarterly Quarterly Distribution Total Quarterly Quarterly Annual Annual
Distribution Distribution to GP LP Units Distribution Distribution Distribution Distribution
% to LP % to GP Range Within Range per LP Unit Outstanding to LPs to GP to LPs to GP
100.0% 0.0% $0.0000 $0.3700 $0.3700 $0.0000 85.9 $31.8 $-- $127.1 $--
50.0% 50.0% 0.3700 0.3700 0.0250 0.0250 85.9 2.1 2.1 8.6 8.6
$33.9 $2.1 $135.7 $8.6
% of Total Distributions to the GP 6.0%
% of Total Distributions to the IDRs 6.0%
($ in millions, except per unit amounts)

Unit Price
Volume (in thousands)(1)

EVERCORE PARTNERS

Price Performance

Overview of NRGM
8/9/2011: NRGY announced
restructuring of business units
and intention to file for IPO
of NRGM
1/27/2012: NRGY announced
quarterly cash distribution of $0.705
and potential to reduce distributions
largely due to propane operations
12/16/2011: Completed
IPO of NRGM
11/5/2012: NRGM announced
acquisition of Rangeland Energy,
LLC for $425 million
5/14/2012: NRGM announced
acquisition of US Salt LLC from
NRGY for $192.5 million
4/26/2012: NRGY announced
contribution of retail propane
business to Suburban Propane
Partners, L.P. for $1.8 billion
(1) IPO volume of 8,000,420 exceeds scale of the volume axis
Confidential
0
100
200
300
400
500
600
700
800
900
1,000
$--
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
5/3/11 9/1/11 1/1/12 5/2/12 9/1/12 1/1/13 5/3/13
NRGM Volume
NRGM Unit Price NRGY Unit Price

Relevant Relative Trading Metrics
($ in millions, except per unit amounts)

Publicly Traded Natural Gas Pipeline and Storage MLPs
Overview of NRGM
Publicly Traded Natural Gas Storage MLPs
(1) IBES estimates are on a calendar basis, fiscal year ends September 30
Confidential
Enterprise Value /
Price Equity Enterprise EBITDA Distribution Yield Distribution Total
Partnership (05/03/2013) Value Value 2013E 2014E Current 2013E 2014E Growth Return
Natural Gas Storage
Niska Gas Storage Partners LLC $15.11 $531.7 $923.2 6.7x 6.5x 9.3% 9.3% 9.3% 2.9% 12.2%
PAA Natural Gas Storage, L.P. 21.90 1,589.0 2,170.4 18.1 16.5 6.5% 6.6% 6.6% 2.4% 8.9%
Mean 12.4x 11.5x 7.9% 7.9% 8.0% 2.6%
Inergy Midstream, L.P.
(1)
$24.55 $2,108.9 $2,820.5 14.0x 10.1x 6.4% 6.6% 7.2% 8.3% 14.7%
Enterprise Value /
Price Equity Enterprise EBITDA Distribution Yield Distribution Total
Partnership (05/03/2013) Value Value 2013E 2014E Current 2013E 2014E Growth Return
Natural Gas Pipelines/Storage
Boardwalk Pipeline Partners, LP $30.27 $7,121.9 $10,657.2 13.5x 12.7x 7.0% 7.0% 7.1% 2.4% 9.4%
El Paso Pipeline Partners, L.P. 42.50 9,381.0 13,513.0 11.6 10.9 5.8% 6.0% 6.3% 6.1% 11.9%
EQT Midstream Partners, LP 46.38 1,641.3 1,619.3 15.3 11.8 3.0% 3.3% 4.0% 38.2% 41.2%
Niska Gas Storage Partners LLC 15.11 531.7 923.2 6.7 6.5 9.3% 9.3% 9.3% 2.9% 12.2%
PAA Natural Gas Storage, L.P. 21.90 1,589.0 2,170.4 18.1 16.5 6.5% 6.6% 6.6% 2.4% 8.9%
Spectra Energy Partners, LP 37.35 4,064.1 5,157.0 20.0 16.5 5.3% 5.4% 5.7% 5.2% 10.5%
TC PipeLines, LP 43.06 2,349.5 3,037.5 17.0 15.7 7.2% 7.3% 7.4% 1.2% 8.4%
Mean 14.6x 13.0x 6.3% 6.4% 6.6% 8.3% 14.6%
Median 15.3 12.7 6.5% 6.6% 6.6% 2.9% 10.5%
Inergy Midstream, L.P.
(1)
$24.55 $2,108.9 $2,820.5 14.0x 10.1x 6.4% 6.6% 7.2% 8.3% 14.7%
10.5%

Wall Street Research Price Targets
($ in millions, except per unit amounts)
Summary Price Targets

Analyst Recommendations
Source: Bloomberg, IBES
(1) Distribution per unit and EBITDA estimates shown on a fiscal basis
EBITDA Estimates
(1)
Overview of NRGM
Target
Firm Analyst Date Recommendation Price
Credit Suisse Brett Reilly 01/09/13 Outperform $28.00
JPMorgan Jeremy Tonet 03/21/13 Overweight 26.00
Stifel Nicolaus Selman Akyol 02/06/13 Buy 26.00
Barclays Brian J. Zarahn 02/06/13 Overweight 26.00
Morgan Stanley Stephen J. Maresca 11/05/12 Equal-weight 25.00
Robert W. Baird & Co Ethan H. Bellamy 02/06/13 Neutral 24.00
Median: $26.00
Mean: 25.83
Low: 24.00
High: 28.00
$1.60
$1.73
$1.88
$1.66
$1.92
$2.14
$1.62
$1.73
$1.60
$1.75
$1.92
$--
$0.50
$1.00
$1.50
$2.00
$2.50
2013E 2014E 2015E
$182.0
$245.0
$295.0
$250.1
$399.3
$361.3
$177.4
$224.0
$182.6
$259.8
$337.3
$--
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
2013E 2014E 2015E
Barclays Morgan Stanley Stifel Nicolaus IBES
Confidential
Hold (2) 33.3%
Buy (4) 66.7%
Distribution Per Unit Estimates
(1)

*"**We expect NRGM distribution growth of 6.0% in 2013 and 8.5% in 2014 supported by contributions from COLT acquisition, in-service Marc I pipeline, drop downs and the Finger Lakes expansion.** Due to expected tight coverage, we forecast no growth at NRGY in 2013 but estimate 10% distribution CAGR 2013-2016 as the Partnership transitions to a pure play GP. On a relative basis, we continue to prefer NRGM over NRGY due to the distribution growth differential in 2013."*

– Barclays, Brian J. Zarahn; February 6, 2013
Price Target: $26.00

*"Adding a new asset platform (oil) and shale exposure (Bakken) is a plus. Management projects FY2014 EBITDA of $58mm, translating to a 7.6x EV/EBITDA multiple (inclusive of $19mm in capex) and 9% estimated fully distributed accretion at NRGM and 8% at NRGY. **The transaction's ultimate benefit will be measured by new capital opportunities created, while potentially also signaling an ability to source reasonable acquisitions**."*

– Morgan Stanley, Stephen J. Maresca; November 5, 2012
Price Target: $25.00

*"We continue to believe **NRGM has a stable platform of businesses which have very little commodity exposure and will produce growing cash flows over time**. In addition we expect the partnership to benefit from additional assets dropped into NRGM by NRGY as well as potential expansion opportunities at the recently acquired COLT hub to potentially further drive growth. As a result we continue to expect NRGM to continue to grow its distribution over time."*

– Stifel Nicolaus, Selman Akyol; February 6, 2013
Price Target: $26.00

EVERCORE PARTNERS

Crestwood

Research Analyst Commentary Overview of NRGM 73 Confidential

"NRGM's storage and transportation businesses offer stable revenues, with contracts usually fee-based, take-or-pay in structure. Excluding the salt business, we expect NRGM's storage and transportation revenues to continue to comprise over 90% of 2013 revenues. As a whole, fee-based revenues, which will increase with the Rangeland acquisition are expected to comprise the large majority of the company's revenues. ***The company takes negligible commodity price risk in the storage and transportation business, providing good visibility into cash flow and debt servicing capability. With such a large base of fee-based revenues, NRGM's credit risk is lower than that of many other midstream companies.****"*

– Moody's; November 29, 2012

Credit Rating: Ba3

"If a default occurs, we believe that NRGM would retain the greatest value by reorganizing. To value NRGM, we apply an EBITDA multiple of 7x to our estimated postdefault run-rate EBITDA of $120 million, which assumes a 40% reduction from our 2013 EBITDA estimate. These valuation assumptions are slightly more favorable than those used for peers because a significant portion of the partnership's revenues are derived from fee-based firm contracts. This leads us to a gross enterprise value of $840 million for NRGM."

– Standard & Poor's Ratings Services; December 13, 2012

Credit Rating: BB

EVERCORE PARTNERS

Crestwood

Ratings Agency Commentary Overview of NRGM 74 Confidential

NRGM Equity Ownership Summary
Overview of NRGM
Note: Shading denotes overlapping ownership
(1) Source: NASDAQ National Markets as of April 15, 2013

Ownership in CMLP
Confidential
Current Unitholders Units % of Total
Institutional
Top 10:
Kayne Anderson Capital Advisors LP 8,657,629 10.1%
Neuberger Berman LLC 3,720,166 4.3%
Tortoise Capital Advisors LLC 3,123,176 3.6%
Eagle Global Advisors LLC 1,894,945 2.2%
OppenheimerFunds, Inc. 1,617,827 1.9%
OFI Steelpath, Inc. 1,600,605 1.9%
Advisory Research, Inc. 929,260 1.1%
Magnetar Financial LLC 833,333 1.0%
Fidelity Management & Research Co. 603,900 0.7%
Mason Street Advisors LLC 490,174 0.6%
Other 1,195,472 1.4%
Total Institutional Ownership 24,666,487 28.7%
Insiders
Inergy LP 56,398,707 65.7%
William C. Gautreaux 140,000 0.2%
John J. Sherman 100,000 0.1%
R. Brooks Sherman Jr. 55,000 0.1%
Laura L. Ozenberger 45,000 0.1%
Other 88,924 0.1%
Total Insiders 56,827,631 66.2%
Retail / Other 4,408,946 5.1%
Total Common Units Outstanding 85,903,064 100.0%
232,938 0.3%
NRGM CMLP
Current Unitholders Shares Percentage Shares Percentage
Kayne Anderson Capital Advisors LP 8,657,629 10.1% 5,807,677 9.5%
Neuberger Berman LLC 3,720,166 4.3% 0.0%
Tortoise Capital Advisors LLC 3,123,176 3.6% 2,676,178 4.4%
Eagle Global Advisors LLC 1,894,945 2.2% 10,280 0.0%
OppenheimerFunds, Inc. 1,617,827 1.9% 0.0%
OFI Steelpath, Inc. 1,600,605 1.9% 0.0%
Advisory Research, Inc. 929,260 1.1% 0.0%
Magnetar Financial LLC 833,333 1.0% 0.0%
Fidelity Management & Research Co. 603,900 0.7% 95,332 0.2%
Mason Street Advisors LLC 490,174 0.6% 0.0%
Salient Capital Advisors LLC 277,857 0.3% 0.0%
Credit Suisse Securities (USA) LLC (Broker) 246,545 0.3% 87,772 0.1%
JPMorgan Chase Bank NA 216,225 0.3% 0.0%
Merrill Lynch, Pierce, Fenner & Smith, Inc. 148,233 0.2% 2,105 0.0%
Glenmede Investment Management LP 53,150 0.1% 0.0%
Oxford Asset Management LLP 46,718 0.1% 0.0%
Stifel, Nicolaus & Co., Inc. 30,782 0.0% 0.0%
Morgan Stanley Investment Management, Inc. 30,333 0.0% 20,236 0.0%
Morgan Stanley Smith Barney LLC (Securities) 26,235 0.0% 60,203 0.1%
Wells Fargo Advisors LLC 23,026 0.0% 151,393 0.2%
JPMorgan Securities LLC 19,098 0.0% 507,112 0.8%
Salem Investment Counselors, Inc. 12,500 0.0% 0.0%
UBS Global Asset Management 11,994 0.0% 279,425 0.5%
Susquehanna Financial Group LLLP 11,726 0.0% 0.0%
Cadence Bank, NA (Investment Management) 11,050 0.0% 0.0%
Bank of America NA (Private Banking) 4,884 0.0% 1,733 0.0%
Westport Resources Management, Inc. 4,247 0.0% 575 0.0%
RBC Dominion Securities, Inc. 3,948 0.0% 0.0%
Royal Alliance Associates, Inc. 2,970 0.0% 200 0.0%
Deutsche Bank Investment Management, Inc. 2,300 0.0% 23,309 0.0%
Morgan Stanley & Co. LLC 2,078 0.0% 7,958 0.0%
Group One Trading LP 2,012 0.0% 5,308 0.0%
UBS Securities LLC 1,508 0.0% 21,634 0.0%
Creative Planning, Inc. 1,450 0.0% 0.0%
PNC Bank NA (Trust Department) 1,000 0.0% 0.0%
Harbor Springs Financial Management LLC 1,000 0.0% 0.0%
Neuberger Berman Fixed Income LLC 700 0.0% 0.0%
Retirement Planning Group, Inc. 605 0.0% 0.0%
Union Bank, NA 600 0.0% 0.0%
Central Trust & Investment Co. 300 0.0% 0.0%
Tower Research Capital LLC 298 0.0% 1,293 0.0%
Barclays Capital, Inc. 100 0.0% 1,587 0.0%
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
--
NRGM Institutional Owners Represent 16.3%
Short Interest
(1)

Overview of NRGM

The NRGM Management Financial Projections utilized herein by Evercore incorporate the following assumptions:
– Growth in EBITDA from $171.6 million in 2013E to $223.5 million in 2014E primarily attributed to full-year COLT Hub performance and the Phase I expansion project providing an additional 20,000 Bpd of rail loading capacity (“COLT Hub
Phase I”), additional Watkins Glen NGL storage of 2.1 million barrels on US Salt property and full year performance of the
Marc I pipeline
– Growth in EBITDA from $223.5 million in 2014E to $242.7 million in 2015E primarily attributed to full year COLT Hub
Phase I performance, the COLT Hub Phase II expansion project providing an additional 20,000 Bpd of rail loading capacity
(“COLT Hub Phase II”) and expansion of natural gas storage capacity at Seneca Lake (“Seneca Lake Gas Storage
Expansion”)
– Maintenance capital expenditures of $4.5 million to $8.6 million annually in 2013E through 2017E
– Growth capital expenditures of $126.7 million in 2013E and $66.5 million in 2014E, primarily attributable to the Marc I pipeline that was placed into service on December 1, 2012, the Seneca Lake Gas Storage Expansion and COLT Hub Phase I
– Growth capital expenditures in 2015E of $137.5 million are primarily attributable to the Commonwealth Pipeline, Seneca
Lake Gas Storage Expansion and COLT Hub Phase II project
Growth capital expenditures in 2016E of $189.5 million are primarily attributable to the Commonwealth Pipeline
– Issuance of $200.0 million of 6.0% Senior Notes in fiscal 2015E
– Issuance of $150.0 million of common equity in the fourth quarter of fiscal 2016E at an assumed net common unit price of
$26.57
– No minimum cash balance
Confidential
NRGM Management Financial Projections – Assumptions

Overview of NRGM
Source: Public partnership filings
For the Fiscal Years Ending September 30,
2013E 2014E 2015E 2016E 2017E
Growth Capital Expenditures
Commonwealth Pipeline -- (62.5) (187.5) --
Seneca Lake Gas Storage Expansion (21.3) (28.8) -- --
COLT Hub Expansion I (28.5) -- -- --
COLT Hub Expansion II (14.8) (44.3) -- --
Other NRGM Growth (2.0) (2.0) (2.0) (2.0)
Total ($126.7) ($66.5) ($137.5) ($189.5) ($2.0)
Projected EBITDA
Stagecoach $51.2 $55.6 $55.6 $55.6 $55.6
North-South 14.7 14.7 14.7 14.7 14.7
Marc I 27.7 33.5 33.5 33.5 33.5
Commonwealth Pipeline -- -- -- 8.1 32.5
Steuben Gas 4.8 4.7 4.7 4.7 4.7
Thomas Corners 11.5 12.5 11.9 11.9 11.9
Seneca Lake 6.9 7.6 7.6 8.1 8.1
Seneca Lake Gas Storage Expansion -- -- 3.8 7.5 7.5
FL NGL - Bath 11.5 11.7 11.7 11.7 11.7
FL NGL - Watkins Glen 1.8 7.4 9.2 9.2 9.2
US Salt 17.2 18.7 19.4 19.4 19.4
COLT Hub 33.3 57.6 58.3 59.6 61.7
COLT Expansion I -- 8.4 12.8 13.0 13.0
COLT Expansion II -- -- 8.5 13.0 13.0
NRGM Corporate (9.2) (9.1) (9.1) (9.1) (9.1)
Total $171.6 $223.5 $242.7 $260.9 $287.5
Confidential
($ in millions)
Growth Capital Expenditures – NRGM Management Financial Projections

NRGM Management Financial Projections

Overview of NRGM
The following sets forth selected operating and financial projections utilized by NRGM management to derive the NRGM Management Financial Projections herein:
Confidential
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Working Gas Capacity (Bcf) 41.2 41.4 43.9 46.4 46.4
Natural Gas Transportation (MMcfd) 813.3 905.0 905.0 1,105.0 1,705.0 20.3%
NGL Storage Capacity (MMBbls) 2.0 3.6 3.6 3.6 3.6
Salt Tons Sold 362,423.3 378,013.8 388,013.8 388,013.8 388,013.8 1.7%
Revenue
Firm Storage $103.2 $106.8 $113.1 $117.6 $117.6 3.3%
Transportation 48.5 60.2 60.2 69.8 98.6 19.4%
Hub Services 11.0 14.3 13.9 15.1 16.2 10.0%
Salt 48.1 50.3 51.4 51.4 51.4 1.7%
Crude and Other 41.5 78.7 93.4 99.8 102.3 25.3%
Total Revenue $252.3 $310.3 $332.0 $353.6 $386.1 11.2%
Cost of Sales/Service
Storage ($7.4) ($4.7) ($4.9) ($5.1) ($5.1) (9.0%)
Transportation (7.7) (10.5) (10.5) (11.9) (16.1) 20.3%
Salt (29.0) (29.5) (30.0) (30.0) (30.0) 0.8%
Crude and Other (5.6) (8.4) (9.1) (9.4) (9.6) 14.4%
Total Cost of Sales/Service ($49.7) ($53.0) ($54.5) ($56.4) ($60.7) 5.1%
Gross Profit
Storage & Transportation $147.6 $166.2 $171.8 $185.4 $211.2 9.4%
Salt 19.1 20.8 21.5 21.5 21.5 2.9%
Crude and Other 35.9 70.3 84.3 90.3 92.7 26.7%
Total Gross Profit $202.6 $257.3 $277.6 $297.2 $325.3 12.6%
Less: Total Operating Expenses (31.1) (33.8) (34.9) (36.3) (37.8)
Plus: Minority Interest and Other Expense 0.0 -- -- -- --
Adjusted EBITDA $171.6 $223.5 $242.7 $260.9 $287.5 13.8%
($ in millions)

NRGM Management Financial Projections (cont’d)

Overview of NRGM
The following sets forth the NRGM Management Financial Projections utilized by Evercore in its analysis herein:
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2014E - 2017E
Adjusted EBITDA $171.6 $223.5 $242.7 $260.9 $287.5 8.8%
Less: Maintenance Capital Expenditures (4.5) (7.0) (7.8) (8.2) (8.6)
Less: Interest Expense (34.8) (42.7) (52.1) (56.5) (57.2)
Other 4.6 (0.3) 2.7 1.3 (1.3)
Distributable Cash Flow $136.9 $173.5 $185.4 $197.5 $220.4 8.3%
Distributed Cash Flow
Common Units - Public $46.9 $49.6 $52.2 $57.2 $66.1
Common Units - NRGY 89.7 94.9 99.8 104.3 106.0
General Partner 9.4 17.4 24.9 32.3 36.6
Distributed Cash Flow $146.0 $161.9 $177.0 $193.8 $208.7 8.8%
% to GP 6.5% 10.7% 14.1% 16.7% 17.5%
GP IDRs $9.4 $17.4 $24.9 $32.3 $36.6 28.2%
Weighted Average LP Units Outstanding 85.9 85.9 85.9 87.3 91.5
DCF / LP Unit $1.52 $1.75 $1.82 $1.87 $1.94 3.6%
Distribution / LP Unit 1.59 1.68 1.77 1.85 1.88 3.8%
LP Coverage 0.96x 1.04x 1.03x 1.01x 1.03x
Total Coverage 0.94 1.07 1.05 1.02 1.06
Distributable Cash Flow Surplus / (Shortfall) ($9.2) $11.6 $8.4 $3.6 $11.6
Confidential
($ in millions, except per unit amounts)

NRGM Management Financial Projections (cont’d)

The following sets forth the funding assumptions utilized in the NRGM Management Financial Projections and NRGM’s
resulting capital structure and credit statistics
Overview of NRGM
For the Fiscal Years Ending September 30,
2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued for Growth Capital Expenditures $-- $-- $-- $-- $--
Equity Issued for Rangeland Acquisition 225.0 -- -- -- --
Equity Issuance in Q4 2016E -- -- -- 150.0 --
Debt Issued / (Repaid) 361.5 46.5 130.7 37.4 (9.2)
DCF Surplus / (Shortfall) (9.2) 11.6 8.4 3.6 11.6
Total Sources $577.4 $58.0 $139.1 $191.0 $2.4
Debt Issued / (Repaid), net of Surplus / (Shortfall) $361.5 $46.5 $130.7 $37.4 ($9.2)
Total Equity Issued 225.0 -- -- -- --
Uses:
Growth Capital Expenditures $126.7 $66.5 $137.5 $189.5 $2.0
Rangeland Acquisition 425.0 -- -- -- --
Rangeland Transaction Fees and Expenses 6.0 -- -- -- --
Excess Cash -- -- -- -- --
Other 19.7 (8.5) 1.6 1.5 0.4
Total Uses $577.4 $58.0 $139.1 $191.0 $2.4
Credit Statistics
Debt / Adjusted EBITDA 4.5x 3.7x 3.9x 3.8x 3.4x
Net Debt / Adjusted EBITDA 4.5 3.7 3.9 3.8 3.4
Capital Structure
Cash $-- $-- $-- $-- $--
Total Debt 778.0 824.5 955.2 992.5 983.3
Net Debt $778.0 $824.5 $955.2 $992.5 $983.3
Confidential
($ in millions)

VI. Indicative Value of NRGM

Valuation Methodologies
Utilizing the following methodologies, Evercore analyzed the value of NRGM common units

Indicative Value of NRGM
Methodology Description Metrics/Assumptions
Discounted Cash Flow
Analysis:
Financials Projections
Values NRGM based on the concepts of the time value of money
Utilizing the NRGM Management Financial Projections as previously reviewed herein, Evercore:
Tax depreciation provided by NRGM management and a full step-up in tax basis
EBITDA exit multiple of 11.5x to 13.5x and a perpetuity growth rate of 0.5% to 1.5%
For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
Weighted average cost of capital based on mid-point of the CAPM
Discounted the projected cash flows to the assumed July 1, 2013 effective date
Discounted Cash Flow
Analysis:
Projected Distribution
per Unit
Values the NRGM common units based on the concepts of the time value of money
Utilizing projected distributions per unit from the NRGM Management
Financial Projections as previously reviewed herein; Evercore:
Terminal exit yield range of 6.0% to 8.0%
Cost of equity of 7.5% to 9.5% based on the Capital Asset Pricing Model utilizing betas from selected publicly-traded peers
Cost of equity of 9.0% to 11.0% based on the expected market total return of selected publicly-traded peers
Precedent M&A
Transaction Analysis
Based on transaction value / EBITDA
Enterprise value / EBITDA multiples applied to 2013E and 2014E
EBITDA with the resulting value discounted at a 7.0% discount rate, the midpoint of the weighted average cost of capital range based on the assumed July 1, 2013 effective date
Growth capital expenditures discounted at a 7.0% discount rate
Peer Group Trading
Analysis
Valuation for the NRGM common units based on current market enterprise value multiples of relevant EBITDA for selected comparable publicly-traded entities
Enterprise value / EBITDA multiples applied to 2013E EBITDA and
2014E EBITDA
Wall Street Research
Price Targets
Valuation for the NRGM common units based on the most recent research analyst price targets of firms covering NRGM
Research price targets from: Barclays, Credit Suisse, JP Morgan,
Morgan Stanley, Robert W. Baird & Co. and Stifel Nicolaus
Confidential
Utilized varying WACC discount rates and applied various
perpetuity growth rates to derive after-tax valuation ranges for NRGM
Calculated terminal values based on a range of multiples of
EBITDA derived from precedent transactions as well
as assumed perpetuity growth rates
Utilized varying total expected market return discount rates and calculated a terminal value based on a various terminal exit yields
Valuation for the NRGM common units based on multiples of transaction value to EBITDA in historical transactions involving other natural gas storage and pipeline assets
Tax rate of 35.0% based on unitholders’ tax rates

Discounted Cash Flow Analysis Precedent M&A Transactions Peer Group Trading Wall Street Research
Financial Projections Distribution per Unit Analysis Analysis Price Target
6.5% - 7.5% WACC 6.0% - 8.0% Terminal Exit Yield 2013E EBITDA: $171.6 MM 2013E EBITDA: $171.6 MM Barclays
2017E EBITDA Exit Multiple of 7.5% - 9.5% CAPM 11.5x - 13.5x EBITDA Multiple 14.0x - 18.0x EBITDA Multiple Credit Suisse
11.5x - 13.5x Equity Discount Rate 2014E EBITDA: $223.5 MM 2014E EBITDA: $223.5 MM JP Morgan
Perpetuity Growth Rates of 9.0% - 11.0% Expected Market Return 11.5x - 13.5x EBITDA Multiple 12.0x - 16.0x EBITDA Multiple Morgan Stanley
0.50% - 1.50% Equity Discount Rate Growth Capital Expenditures Robert W. Baird & Co.
Discounted @ 7.0% Stifel Nicolaus
$17.08
$21.17
$13.53
$19.25
$24.00
$29.45
$29.54
$22.49
$32.93
$28.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
Current
Price: $24.55

Indicative Value of NRGM
Indicative Value of NRGM Common Unit Assuming the NRGM
Management Financial Projections
Confidential
Summary Indicative Valuation – NRGM Common Unit

$23.50
$28.00

Indicative Value of NRGM
Indicative Value of the Proposed Consideration to be Paid per CMLP
Common Unit
Indicative Value of 1.070 NRGM Common Units and $1.03 of cash
Assuming the NRGM Management Financial Projections
Confidential
Discounted Cash Flow Analysis Precedent M&A Transactions Peer Group Trading Wall Street Research
Financial Projections Distribution per Unit Analysis Analysis Price Target
6.5% - 7.5% WACC 6.0% - 8.0% Terminal Exit Yield 2013E EBITDA: $171.6 MM 2013E EBITDA: $171.6 MM Barclays
2017E EBITDA Exit Multiple of 7.5% - 9.5% CAPM 11.5x - 13.5x EBITDA Multiple 14.0x - 18.0x EBITDA Multiple Credit Suisse
11.5x - 13.5x Equity Discount Rate 2014E EBITDA: $223.5 MM 2014E EBITDA: $223.5 MM JP Morgan
Perpetuity Growth Rates of 9.0% - 11.0% Expected Market Return 11.5x - 13.5x EBITDA Multiple 12.0x - 16.0x EBITDA Multiple Morgan Stanley
0.50% - 1.50% Equity Discount Rate Growth Capital Expenditures Robert W. Baird & Co.
Discounted @ 7.0% Stifel Nicolaus
$19.30
$23.68
$15.50
$21.63
$26.71
$32.54
$32.64
$25.10
$36.26
$30.99
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
Summary Indicative Valuation – Valuation of Proposed Consideration

Indicative Value of NRGM
Evercore utilized a DCF Analysis based on the following assumptions:
– Effective date on July 1, 2013
– EBITDA and capital expenditures through December 31, 2017E per the NRGM Management Financial Projections as
previously review herein
– A 35.0% tax rate
– Tax depreciation forecast provided by NRGM management
Assumes a full tax-basis step-up
– Mid-point discount rate of 7.0% utilizing a weighted average cost of capital based on CAPM
– Terminal value based on both: (i) a 11.5x to 13.5x EBITDA exit multiple and (ii) a 0.50% to 1.50% perpetuity growth rate
Tax depreciation is set equal to maintenance capital expenditures in perpetuity
Confidential
Discounted Cash Flow Analysis – Assumptions

Discounted Cash Flow Analysis
($ in millions, except per unit amounts)
EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities
(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity
Summary Results

Indicative Value of NRGM
WACC EBITDA Multiple
$26.22 10.5x 11.5x 12.5x 13.5x 14.5x
6.0% $22.35 $24.96 $27.58 $30.19 $32.80
6.5% 21.77 24.33 26.89 29.45 32.01
7.0% 21.19 23.71 26.22 28.73 31.24
7.5% 20.64 23.10 25.56 28.02 30.48
8.0% 20.09 22.51 24.92 27.33 29.74
WACC Perpetuity Growth Rate
$21.48 0.00% 0.50% 1.00% 1.50% 2.00%
6.0% $22.38 $25.02 $28.20 $32.08 $36.93
6.5% 19.72 21.92 24.53 27.66 31.48
7.0% 17.45 19.31 21.48 24.05 27.13
7.5% 15.49 17.08 18.91 21.05 23.58
8.0% 13.77 15.14 16.71 18.51 20.62
For the Three
Months Ending Terminal Value
September 30, For the Fiscal Years Ending September 30, EBITDA Perpetuity
2013E 2014E 2015E 2016E 2017E Exit Multiple / Growth Rate
(1)
EBITDA $50.6 $223.5 $242.7 $260.9 $287.5 $287.5 $287.5
Less: Depreciation and Amortization (16.9) (73.3) (80.5) (94.6) (98.2) (8.6)
EBIT $33.7 $150.3 $162.2 $166.4 $189.3 $278.9
Less: Taxes (11.8) (52.6) (56.8) (58.2) (66.3) (97.6)
Plus: NOL -- -- -- -- -- --
EBIAT $21.9 $97.7 $105.4 $108.1 $123.1 $181.3
Less: Maintenance Capital Expenditures (1.0) (7.0) (7.8) (8.2) (8.6) (8.6)
Less: Growth Capital Expenditures (29.7) (66.5) (137.5) (189.5) (2.0) --
Plus: Depreciation and Amortization 16.9 73.3 80.5 94.6 98.2 8.6
Unlevered Free Cash Flow $8.2 $97.4 $40.6 $5.0 $210.6 $181.3
Exit multiple / Perpetuity Growth Rate 12.5x / 1.0%
Terminal Value $3,593.9 / $3,051.8
PV of Unlevered Free Cash Flow @ 7.0% $304.3
Plus: PV of Terminal Value @ 7.0% $2,695.8 / $2,289.1
Plus: PV of 0.5x 2017E NOL $--
Implied Enterprise Value $3,000.1 / $2,593.4
Less: Net Debt ($748.1) ($748.1)
Implied Equity Value $2,252.0 / $1,845.3
Total Units Outstanding 85.9
Implied Unit Price $26.22 / $21.48
Confidential

Indicative Value of NRGM

(1) NRGM 52-week yield range of 6.16% to 7.76%, with an average yield of 6.72%
The analysis below sets forth NRGM’s projected annual distribution per unit based on the NRGM Management Financial
Projections for the three months ending September 30, 2013E and for the years ending September 30, 2014E, 2015E, 2016E  and
2017E and a terminal value based on an NRGM yield range of 6.0% to 8.0% discounted at a cost of equity for NRGM ranging between 7.5% and 9.5% based on CAPM and 9.0% to 11.0% based on the total expected market return (as detailed in the Appendix)
Confidential
($ in millions, except per unit amounts)
Discounted Cash Flow Analysis – NRGM Common Units
For the Three
Months Ending
September 30,
For the Fiscal Years Ending September 30,
Terminal Value
2013E 2014E 2015E 2016E 2017E Low - High
NRGM Standalone Distribution per Unit $0.40 $1.68 $1.77 $1.85 $1.88 $1.88
Terminal Yield
(1)
8.00% - 6.00%
Terminal Value $23.50 - $31.33
Equity Cost of Capital Based on CAPM
PV @ 6.5% of Value per NRGM Common Unit $24.61 - $30.60
PV @ 7.5% of Value per NRGM Common Unit 23.78 - 29.54
PV @ 8.5% of Value per NRGM Common Unit 22.99 - 28.53
PV @ 9.5% of Value per NRGM Common Unit 22.24 - 27.56
PV @ 10.5% of Value per NRGM Common Unit 21.51 - 26.64
Implied NRGM Common Unit Value Range
Equity Cost of Capital Based on Total Expected Market Return
PV @ 8.0% of Value per NRGM Common Unit $23.38 - $29.03
PV @ 9.0% of Value per NRGM Common Unit 22.61 - 28.04
PV @ 10.0% of Value per NRGM Common Unit 21.87 - 27.10
PV @ 11.0% of Value per NRGM Common Unit 21.17 - 26.19
PV @ 12.0% of Value per NRGM Common Unit 20.49 - 25.33
Implied NRGM Common Unit Value Range $21.17 - $29.54

✓	
✓	
✓	
	✓
✓	
✓	
✓	
✓	
	✓
✓	✓
	✓
✓	✓
	✓
✓	
	✓
✓	
✓	

Evercore Partners

Source: Public filings and Wall Street research
Indicative Value of NRGM
Precedent M&A Transactions
($ in millions)
Confidential
Facility Type
Date Salt Depleted Transaction EBITDA Bcf of $MM/Bcf
Announced Acquiror/Seller Cavern Reservior Value ($MM) Multiple Storage of Storage
08/12 Boardwalk Pipeline Partners, LP/PL Midstream LLC (PL Logistics LLC) $625.0 NA  11.2 $55.8
10/11 Boardwalk Pipeline Partners, LP/ Petal Gas Storage, L.L.C. and Hattiesburg Gas Storage Company (Enterprise Products Partners L.P.) 550.0 12.2x 29.0 $19.0
07/11 Inergy, L.P. / Seneca Lake storage facility (New York State Electric & Gas Corp.) 65.0 NA  2.0 32.5
06/11 Cardinal Gas Storage Partners LLC / 70% Interest in Monroe Gas Storage Co. LLC (High Sierra Energy LP) 148.0 NA  12.0 12.3
01/11 DCP Midstream Partners LP / Propane and Butane Storage Facility (Marysville Hydrocarbon Holdings LLC) 101.0 NA  6.8 14.9
12/10 PAA Natural Gas Storage, L.P. / Southern Pines Energy Center (SGR Holdings, L.L.C.) 750.0 17.0  40.0 18.8
09/10 Inergy, L.P. / Tres Palacios Gas Storage LLC (NGS Energy LP) 725.0 NA  38.4 18.9
07/10 Spectra Energy Corp. / Bobcat Gas Storage (Haddington Energy Partners, GE Energy Financial Services) 965.0 NA  46.0 21.0
07/10 Buckeye Partners / Lodi Gas Storage (ArcLight Capital Partners) 484.0 NA  34.0 14.2
08/09 Plains All American Pipeline, L.P./Remaining 50% Interest in PAA Natural Gas Storage, LLC (Vulcan Capital) 220.0 11.5  35.0 6.3
03/06 Riverstone (Niska) / Majority of Encana's Gas Storage assets (EnCana Corp.) 1,515.0 NA  191.0 7.9
08/05 Plains All American Pipeline, L.P. and Vulcan Capital / Energy Center Investments Corporation (Sempra Energy) 510.0 7.0  48.5 10.5
07/05 Inergy, L.P. / Stagecoach natural gas storage facility (eCORP, L.L.C.) 230.0 NA  13.6 16.9
08/04 AGL Resources / Jefferson Island Storage (AEP) 86.0 6.5  9.2 9.3
08/02 Scottish Power PLC (PacifiCorp Power Marketing) / Katy Storage Assets (Aquila, Inc.) 180.0 NA  32.0 5.6
08/00 Duke Energy Gas Transmission Corp. / Market Hub Partners (NiSource) 400.0 15.3  23.1 17.3
07/00 El Paso Energy Partners / Gas Crystal Storage (El Paso Corp.) 170.0 16.6  6.7 25.4
All Transactions
Mean 12.3x 34.0 $18.0
Median 12.2 29.0 16.9

Indicative Value of NRGM
Precedent M&A Transactions
($ in millions, except per unit amounts)
Confidential
2013E EBITDA $171.6
Relevant EBITDA Multiple 11.5x - 13.5x
Implied Enterprise Value Range on September 30, 2013 $1,972.9 - $2,316.0
Implied Enterprise Value Range on July 1, 2013 @ 7.0% Discount Rate $1,939.8 - $2,277.2
Less: Present Value of FQ4 2013E Growth Capital Expenditures @ 7.0% Discount Rate
(29.4)
Implied Enterprise Value
$1,910.4 - $2,247.8
2014E EBITDA $223.5
Relevant EBITDA Multiple 11.5x - 13.5x
Implied Enterprise Value Range on September 30, 2014 $2,570.6 - $3,017.7
Implied Enterprise Value Range on July 1, 2013 @ 7.0% Discount Rate $2,362.2 - $2,773.0
Less: Present Value of FQ4 2013E and FY 2014E Growth Capital Expenditures @ 7.0% Discount Rate (92.7)
Implied Enterprise Value
$2,269.5 - $2,680.3
Relevant Range - Enterprise Value $1,910.4 - $2,680.3
Less: Net Debt (748.1)
Implied Equity Value
$1,162.3 - $1,932.2
Total Units Outstanding 85.9
Implied Unit Price $13.53 - $22.49

Peer Group Trading Analysis
($ in millions, except per unit amounts)

Indicative Value of NRGM
Source: Public filings
(1) IBES estimates are on a calendar basis, fiscal year ends September 30
Publicly Traded Natural Gas Pipeline and Storage MLPs
Publicly Traded Natural Gas Storage MLPs
Confidential
Enterprise Value /
Price Equity Enterprise EBITDA Distribution Yield Distribution Total
Partnership (05/03/2013) Value Value 2013E 2014E Current 2013E 2014E Growth Return
Natural Gas Pipelines/Storage
Boardwalk Pipeline Partners, LP $30.27 $7,121.9 $10,657.2 13.5x 12.7x 7.0% 7.0% 7.1% 2.4% 9.4%
El Paso Pipeline Partners, L.P. 42.50 9,381.0 13,513.0 11.6 10.9 5.8% 6.0% 6.3% 6.1% 11.9%
EQT Midstream Partners, LP 46.38 1,641.3 1,619.3 15.3 11.8 3.0% 3.3% 4.0% 38.2% 41.2%
Niska Gas Storage Partners LLC 15.11 531.7 923.2 6.7 6.5 9.3% 9.3% 9.3% 2.9% 12.2%
PAA Natural Gas Storage, L.P. 21.90 1,589.0 2,170.4 18.1 16.5 6.5% 6.6% 6.6% 2.4% 8.9%
Spectra Energy Partners, LP 37.35 4,064.1 5,157.0 20.0 16.5 5.3% 5.4% 5.7% 5.2% 10.5%
TC PipeLines, LP 43.06 2,349.5 3,037.5 17.0 15.7 7.2% 7.3% 7.4% 1.2% 8.4%
Mean 14.6x 13.0x 6.3% 6.4% 6.6% 8.3% 14.6%
Median 15.3 12.7 6.5% 6.6% 6.6% 2.9% 10.5%
Inergy Midstream, L.P. $24.55 $2,108.9 $2,820.5 14.0x 10.1x 6.4% 6.6% 7.2% 8.3% 14.7%
Enterprise Value /
Price Equity Enterprise EBITDA Distribution Yield Distribution Total
Partnership (05/03/2013) Value Value 2013E 2014E Current 2013E 2014E Growth Return
Natural Gas Storage
Niska Gas Storage Partners LLC $15.11 $531.7 $923.2 6.7x 6.5x 9.3% 9.3% 9.3% 2.9% 12.2%
PAA Natural Gas Storage, L.P. 21.90 1,589.0 2,170.4 18.1 16.5 6.5% 6.6% 6.6% 2.4% 8.9%
Mean 12.4x 11.5x 7.9% 7.9% 8.0% 2.6% 10.5%
Inergy Midstream, L.P. $24.55 $2,108.9 $2,820.5 14.0x 10.1x 6.4% 6.6% 7.2% 8.3% 14.7%
(1)
(1)

Peer Group Trading Analysis (cont’d)
($ in millions, except per unit amounts)

Indicative Value of NRGM
Source: Public filings
Confidential
Fiscal 2013E EBITDA $171.6
Relevant EBITDA Multiple
14.0x - 18.0x
Implied Enterprise Value
$2,401.8
-
$3,088.0
Fiscal 2014E EBITDA $223.5
Relevant EBITDA Multiple
12.0x - 16.0x
Implied Enterprise Value
$2,682.4
-
$3,576.5
Relevant Enterprise Value Range $2,401.8 - $3,576.5
Less: Net Debt (748.1)
-
(748.1)
Implied Equity Value $1,653.7 - $2,828.4
Total Units Outstanding
85.9
Implied Unit Price $19.25
-
$32.93

Wall Street Research Price Targets
($ in millions, except per unit amounts)
Summary Price Targets

Analyst Recommendations
Source: Bloomberg, IBES
(1) Distribution per unit and EBITDA estimates shown on a fiscal basis
EBITDA Estimates
(1)
Indicative Value of NRGM
$1.60
$1.73
$1.88
$1.66
$1.92
$2.14
$1.62 $1.73
$1.60
$1.75
$1.92
$1.59
$1.68
$1.77
$--
$0.50
$1.00
$1.50
$2.00
$2.50
2013E 2014E 2015E
$182.0
$245.0
$295.0
$250.1
$399.3
$361.3
$177.4
$224.0
$182.6
$259.8
$337.3
$171.6
$223.5
$242.7
$--
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
2013E 2014E 2015E
Barclays Morgan Stanley Stifel Nicolaus IBES NRGM Management Financial Projections
Confidential
Hold (2) 33.3%
Buy (4) 66.7%
Target
Firm Analyst Date Recommendation Price
Credit Suisse Brett Reilly 01/09/13 Outperform $28.00
JPMorgan Jeremy Tonet 03/21/13 Overweight 26.00
Stifel Nicolaus Selman Akyol 02/06/13 Buy 26.00
Barclays Brian J. Zarahn 02/06/13 Overweight 26.00
Morgan Stanley Stephen J. Maresca 11/05/12 Equal-weight 25.00
Robert W. Baird & Co Ethan H. Bellamy 02/06/13 Neutral 24.00
Median: $26.00
Mean: 25.83
Low: 24.00
High: 28.00
Distribution Per Unit Estimates
(1)

VII. Summary Analysis of the Proposed Exchange Ratio

Summary Analysis of the Proposed Exchange Ratio

Set forth below is a summary of the relevant contribution percentages to the pro forma entity from CMLP and NRGM based on the
CMLP Management Financial Projections and the NRGM Management Financial Projections
Contribution Summary
($ in millions)
(1) Adjusted for CMLP and NRGM net debt outstanding as of the most recent public disclosure
(2) Proposed exchange ratio excludes cash consideration of $1.03 per unit
Confidential
Metrics Implied
Crestwood Inergy Midstream Pro Forma Exchange Ratio
Pro Forma Ownership Based on Proposed
Exchange Ratio
$42.9 $57.1 $100.0
42.9% 57.1% 1.070x
2013E Distributable Cash Flow $124.7 $150.9 $275.7
45.2% 54.8%
1.178x
2014E Distributable Cash Flow
$159.6 $176.3 $335.9
47.5% 52.5% 1.291x
2015E Distributable Cash Flow $204.4 $188.4 $392.9
52.0% 48.0%
1.547x
2013E EBITDA
(1)
$173.3 $194.3 $367.5
45.3% 54.7%
1.181x
2014E EBITDA
(1)
$214.8 $228.6 $443.4
47.2% 52.8% 1.274x
2015E EBITDA
(1)
$270.3 $247.2 $517.5
52.6% 47.4%
1.584x
DCF Equity Value
$2,081.9 $2,048.7 $4,130.5
50.4% 49.6% 1.448x
Precedent Transactions Equity Value $1,064.8 $1,547.3 $2,612.1
40.8% 59.2%
0.981x
Peer Group Trading Equity Value $1,468.1 $2,241.1 $3,709.2
39.6% 60.4%
0.934x
Relevant Range Proposed Exchange Ratio (2) 1.070x
- -
Crestwood Inergy Midstream
45.2% 54.8%
47.5% 52.5%
42.9% 57.1%
52.0% 48.0%
45.3% 54.7%
47.2% 52.8%
39.6% 60.4%
52.6% 47.4%
50.4% 49.6%
40.8% 59.2%
52.6% 60.4% 47.4% 39.6%
Contribution Analysis – Management Projections

Summary Analysis of the Proposed Exchange Ratio

Set forth below is a summary of the relevant contribution percentages to the pro forma entity from CMLP and NRGM based on the
CMLP Management Sensitivity Case and the NRGM Management Sensitivity Case
Contribution Summary
($ in millions)
(1) Adjusted for CMLP and NRGM net debt outstanding as of the most recent public disclosure
(2) Proposed exchange ratio excludes cash consideration of $1.03 per unit
Confidential
Metrics
Implied
Crestwood Inergy Midstream Pro Forma Exchange Ratio
Pro Forma Ownership Based on Proposed
Exchange Ratio
$42.9 $57.1 $100.0
42.9% 57.1% 1.070x
2013E Distributable Cash Flow $124.8 $143.5 $268.3
46.5% 53.5% 1.239x
2014E Distributable Cash Flow $135.6 $161.2 $296.8
45.7% 54.3% 1.199x
2015E Distributable Cash Flow $144.6 $162.6 $307.2
47.1% 52.9% 1.267x
2013E EBITDA
(1)
$173.3 $186.7 $360.0
46.7% 53.3% 1.251x
2014E EBITDA (1) $186.1 $211.8 $397.9
44.8% 55.2% 1.156x
2015E EBITDA
(1)
$205.0 $214.3 $419.3
47.8% 52.2% 1.307x
DCF Equity Value $1,298.3 $1,447.7 $2,746.0
47.3% 52.7% 1.278x
Precedent Transactions Equity Value $939.6 $1,456.9 $2,396.5
39.2% 60.8% 0.919x
Peer Group Trading Equity Value $1,219.8 $2,104.5 $3,324.3
36.7% 63.3% 0.826x
Relevant Range
Proposed Exchange Ratio (2)
1.070x
- -
Crestwood Inergy Midstream
46.5% 53.5%
45.7% 54.3%
42.9% 57.1%
47.1% 52.9%
46.7% 53.3%
44.8% 55.2%
36.7% 63.3%
47.8% 52.2%
47.3% 52.7%
39.2% 60.8%
47.8% 63.3% 52.2% 36.7%
Contribution Analysis – Sensitivity Case

VIII. Summary Pro Forma Impact

Summary Pro Forma Impact

Overview of the Proposed Transaction
($ in millions, except per unit amounts)
Confidential
Market Value Weighted Average Current Yield
Current
CMLP NRGM
Unit Price $23.85 $24.55
Current Distribution per Unit $2.04 $1.58
Current Yield 8.6% 6.4%
Market Value $1,456.5 $2,108.9
% of Combined Market Value 40.9% 59.1%
Market Value Weighted Average Current Yield 7.3%
Pro Forma Ownership
Total Unaffiliated NRGM Exchange Consideration
Payment ($MM) CMLP Units Current Price Ratio per CMLP Unit
CMLP Unaffiliated Unitholders $902.2 34.3 $24.55 1.070x $26.27
Cash Payment 35.4 34.3 1.03
Total Consideration per CMLP Unaffiliated Unit $937.6 $27.30
Implied Premium to Current CMLP Unit Price 14.5%
Prior to Exchange NRGM Units Consideration
CMLP Unitholders Current Transaction Ratio Received (MM) per CMLP Unit
Unaffiliated Unitholders 34.3 34.3 1.070x 36.7 $27.30
Crestwood Holdings 25.9 19.2 1.070x 20.5 25.53
NRGY -- 6.7 1.070x 7.1 25.53
Total CMLP LP Units 60.2 60.2 1.070x 64.4
Pro Forma Unitholders Units (MM) % of Total
NRGY
Public - NRGY 105.0 56.6%
Crestwood Holdings 53.8 29.0%
Management 26.7 14.4%
Total NRGY Units 185.6 100.0%
NRGM
Public - NRGM 17.5 11.6%
Public - CMLP 36.7 24.4%
Crestwood Holdings 20.5 13.7%
NRGY Unitholders 56.4 37.5%
NRGY 7.1 4.7%
Management 12.0 8.0%
Total NRGM Units 150.3 100.0%

Summary Pro Forma Impact
Evercore analyzed the pro forma impact to NRGM unitholders and CMLP unitholders from the Proposed Transaction, utilizing the
CMLP Management Financial Projections and the NRGM Management Financial Projections previously reviewed herein
– NRGM acquires CMLP at a 14.4% premium to CMLP’s current unit price of $23.85 as of May 3, 2013, or $26.27 per unit, plus $0.73 in cash, representing a total enterprise value of $2.4 billion or 11.2x 2014E EBITDA
Transaction assumed to be financed with NRGM common equity issued directly to CMLP common unitholders, the
$25.0 million of cash consideration financed with borrowings from NRGM’s existing revolver
Implies a 1.070x NRGM/CMLP exchange ratio, assuming a 5.0% premium to CMLP’s 20-Day VWAP of $24.46 and
NRGM’s 20-Day VWAP of $24.00
– Crestwood Holdings will make an aggregate payment of approximately $10.4 million to the CMLP unaffiliated unitholders, or
$0.30 per unit, resulting in CMLP unaffiliated unitholders receiving a total value of $27.30 per unit
– CMLP’s projected total debt outstanding of $787.4 million as of July 1, 2013 assumed by NRGM, without triggering change of control provisions
– Assumes one-time integration expenses of $5.0 million are funded with borrowings from NRGM’s existing revolver
– Assumes a total distribution coverage equal to NRGM’s standalone distribution coverage pro forma for the Proposed
Transaction
– Assumes NRGM and CMLP (excluding CMM) growth capital expenditures are funded 50.0% with equity issued to the public at an all-in discount of 8.0% to the then-current projected unit price assuming NRGM’s current yield of 6.44%
– CMM growth capital expenditures are funded 100.0% with borrowings on CMM’s revolving credit facility
– Transaction fees and expenses of $20.0 million are funded with borrowings on NRGM’s existing revolver
– Per CMLP management, assumes $10.0 million and $15.0 million of annual synergies in 2013E and 2014E, respectively, and
$20.0 million of annual synergies in each of 2015E, 2016E and 2017E
Confidential
Assumptions – Management Financial Projections

Summary Pro Forma Impact
Sources and Uses Transaction Economics
Consideration per CMLP Unit
(1) Includes 6,502,016 common units from the conversion of the Class D Units outstanding as of July 1, 2013
Confidential
Total CMLP LP Units Outstanding 60.5
Less: CMLP LP Units Owned by Crestwood Holdings (26.2)
CMLP LP Units Owned by the Public 34.3
Assumed LP Unit Price @ 14.4% Premium to $23.85 $27.29
Acquired Equity Value of Public CMLP Unitholders $937.2
CMLP LP Units Owned by Crestwood Holdings and NRGY 26.2
Assumed LP Unit Price @ 10.1% Premium to $23.85 $26.27
Acquired Equity Value of Crestwood Holdings and NRGY Unitholders $687.8
Total Acquired CMLP LP Equity Value $1,625.1
Less: Cash Consideration Paid by Crestwood Holdings (10.4)
Total CMLP LP Equity Value Acquired by NRGM $1,614.7
Plus: Transaction Fees 20.0
Plus: One-Time Integration Expenses 5.0
Less: Cash Consideration Paid by NRGM Funded on NRGM Revolver (25.0)
Less: Integration Expenses and Transaction Fees Funded on NRGM Revolver (25.0)
Net NRGM Equity Issued $1,589.7
Net NRGM LP Equity Issued $1,589.7
NRGM Current Price $24.55
New NRGM LP Units Issued 64.8
CMLP Pro Forma Ownership of NRGM 42.9%
Net NRGM Equity Issued $1,589.7
Cash Consideration Paid by NRGM 25.0
Equity Value $1,614.7
CMLP Net Debt Assumed as of July 1, 2013 787.4
Transaction Enterprise Value $2,402.0
Assumed Annual Synergies:
2013E Annual Synergies $10.0
2014E Annual Synergies 15.0
2015E Annual Synergies 20.0
CMLP Enterprise Value as a Multiple of: Data Multiple
2013E EBITDA $173.3 13.9x
2014E EBITDA 214.8 11.2
2015E EBITDA 270.3 8.9
2013E EBITDA + Synergies $183.3 13.1x
2014E EBITDA + Synergies 229.8 10.5
2015E EBITDA + Synergies 290.3 8.3
CMLP Equity Value as a Multiple of: Data Multiple
2013E DCF $124.7 12.9x
2014E DCF 159.6 10.1
2015E DCF 204.4 7.9
2013E DCF + Synergies $134.7 12.0x
2014E DCF + Synergies 174.6 9.2
2015E DCF + Synergies 224.4 7.2
(1)
(1)
($ in millions, except per unit amounts)
CMLP 20-Day VWAP $24.46
Offer Premium to CMLP's 20-Day VWAP 5.0%
5.0% Premium Implied CMLP Price $25.68
NRGM 20-Day VWAP 24.00
CMLP / NRGM Exchange Ratio 1.070x
NRGM Current Price $24.55
Value of Equity Consideration $26.27
Value of Cash Consideration 1.03
Total Consideration per Unaffiliated CMLP Unit
Transaction Economics – Management Financial Projections
$27.30

Summary Pro Forma Impact
Pro Forma Impact
Confidential
Proposed Transaction – Management Financial Projections
($ in millions, except per unit amounts)
For the Quarter Ending For the Years Ending December 31, CAGR
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
NRGM Adjusted EBITDA $42.4 $45.6 $50.6 $55.6 $194.3 $228.6 $247.2 $267.6 $294.8
CMLP Adjusted EBITDA -- -- 45.2 45.9 91.1 214.8 270.3 307.9 340.6
Synergies -- -- 5.0 5.0 10.0 15.0 20.0 20.0 20.0
Adjusted EBITDA $42.4 $45.6 $100.8 $106.5 $295.4 $458.4 $537.5 $595.4 $655.4 12.7%
Less: NRGM Maintenance Capital Expenditures (1.3) (1.6) (1.0) (1.6) (5.5) (7.3) (7.9) (8.3) (8.8)
Less: CMLP Maintenance Capital Expenditures -- -- (3.6) (2.5) (6.1) (7.2) (7.7) (8.9) (11.8)
Less: NRGM Interest Expense (9.0) (9.6) (9.8) (10.3) (38.7) (45.4) (53.2) (56.7) (57.2)
Less: CMLP Interest Expense -- -- (11.0) (11.3) (22.3) (52.5) (62.8) (67.6) (72.8)
Less: Incremental Interest (Expense) / Savings -- -- (0.3) (0.2) (0.5) 6.0 8.6 15.1 18.1
NRGM - Other Income 0.4 0.5 0.0 (0.1) 0.9 0.4 2.3 0.6 (1.3)
CMLP - Other Income -- -- 0.9 1.0 1.9 4.5 4.7 4.9 5.2
Distributable Cash Flow $32.6 $35.0 $76.1 $81.5 $225.2 $356.8 $421.4 $474.6 $526.7 13.9%
Distributable Cash Flow
Common Units - Public $11.0 $11.5 $13.2 $13.9 $49.7 $61.9 $73.4 $90.2 $105.3
Common Units - NRGY 21.1 21.9 24.6 25.6 93.3 107.3 117.9 124.5 131.1
Common Units - CMLP -- -- 28.2 29.3 57.4 122.7 134.8 142.3 149.9
General Partner 0.4 1.6 10.1 12.7 24.8 64.9 95.3 117.6 140.4
Distributable Cash Flow $32.6 $35.0 $76.1 $81.5 $225.2 $356.8 $421.4 $474.6 $526.7
Distributed Cash Flow
Common Units - Public $11.7 $11.8 $12.8 $13.0 $49.3 $60.0 $71.5 $88.6 $101.5
Common Units - NRGY 22.3 22.6 23.9 23.9 92.7 104.1 115.0 122.2 126.4
Common Units - CMLP -- -- 27.3 27.3 54.7 119.0 131.5 139.8 144.5
General Partner 2.1 2.6 8.2 8.2 21.1 56.1 87.1 111.2 126.5
Distributed Cash Flow $36.1 $36.9 $72.2 $72.5 $217.7 $339.2 $405.0 $461.7 $498.9 13.7%

($ in millions, except per unit amounts)

Summary Pro Forma Impact
For the Quarter Ending For the Years Ending December 31, CAGR
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
Distributed Cash Flow $36.1 $36.9 $72.2 $72.5 $217.7 $339.2 $405.0 $461.7 $498.9
% to GP 6.0% 7.0% 11.3% 11.3% 9.7% 16.5% 21.5% 24.1% 25.3%
GP IDRs $2.1 $2.6 $8.2 $8.2 $21.1 $56.1 $87.1 $111.2 $126.5 31.1%
Weighted Average LP Units Outstanding 85.9 85.9 151.1 151.6 118.6 153.4 156.0 161.8 166.2
NRGM Summary:
DCF / LP Unit - Pro Forma $0.37 $0.39 $0.44 $0.45 $1.65 $1.90 $2.09 $2.21 $2.32 6.9%
Distribution / LP Unit - Pro Forma 0.40 0.40 0.42 0.42 $1.64 $1.85 2.04 2.17 2.24 6.7%
CMLP Summary:
DCF / LP Unit - Pro Forma $0.48 $0.49 $0.47 $0.49 $1.92 $2.04 $2.24 $2.36 $2.49 6.9%
Distribution / LP Unit - Pro Forma $0.51 $0.51 $0.45 $0.45 $1.93 $1.97 $2.18 $2.32 $2.40 6.7%
LP Coverage 0.95x 0.97x 1.03x 1.07x 1.01x 1.03x 1.03x 1.02x 1.04x
Total Coverage 0.90 0.95 1.05 1.12 1.03 1.05 1.04 1.03 1.06
Distributable Cash Flow Surplus / (Shortfall) ($3.5) ($1.9) $3.9 $9.0 $7.4 $17.6 $16.4 $12.9 $27.8
Pro Forma Impact
Confidential
Proposed Transaction – Management Financial Projections (cont’d)

($ in millions)

Summary Pro Forma Impact
Confidential
For the Quarter Ending For the Years Ending December 31,
3/31/13E 6/30/13E 9/30/13E 12/31/13E
2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued for CMLP Acquisition $-- $-- $1,583.2 $-- $1,583.2 $-- $-- $-- $--
Revolver Draw for Cash Consideration -- -- 25.0 -- 25.0 -- -- -- --
CMLP Net Debt Assumed -- -- 787.4 -- 787.4 -- -- -- --
Revolver Draw for Transaction Fees and Expenses -- -- 25.0 -- 25.0 -- -- -- --
Equity Issued for Growth Capital Expenditures -- -- 18.0 11.5 29.5 73.9 91.2 87.1 12.6
Equity Issuance in Q4 2016E -- -- -- -- -- -- -- 150.0 --
Debt Issued / (Repaid) 42.0 38.1 35.8 3.4 119.3 97.7 116.3 (34.5) 25.1
DCF Surplus / (Shortfall) (3.5) (1.9) 3.9 9.0 7.4 17.6 16.4 12.9 27.8
Total Sources $38.5 $36.2 $2,478.1 $24.0 $2,576.8 $189.2 $223.9 $215.5 $65.6
Debt Issued / (Repaid), net of Surplus / (Shortfall) $42.0 $38.1 $60.8 $3.4 $144.3 $97.7 $116.3 ($34.5) $25.1
Total Equity Issued -- -- 1,601.2 11.5 1,612.7 73.9 91.2 87.1 12.6
Uses:
CMLP Merger $-- $-- $2,395.5 $-- $2,395.5 $-- $-- $-- $--
CMLP Transaction Fees and Expenses -- -- 25.0 -- 25.0 -- -- -- --
NRGM Growth Capital Expenditures 28.8 26.6 29.7 16.3 101.4 84.6 150.5 142.6 2.0
CMLP Growth Capital Expenditures -- -- 6.3 6.8 13.1 63.1 31.8 31.7 23.3
CMM Growth Capital Expenditures -- -- 21.5 5.5 27.0 45.0 40.0 40.0 40.0
Other 9.7 9.6 0.2 (4.6) 14.8 (3.5) 1.5 1.2 0.3
Total Uses $38.5 $36.2 $2,478.1 $24.0 $2,576.8 $189.2 $223.9 $215.5 $65.6
Pro Forma Credit Statistics
Debt / Adjusted EBITDA 4.3x 3.8x 3.4x 3.0x 2.8x
Net Debt / Adjusted EBITDA 4.3 3.8 3.4 3.0 2.8
Standalone NRGM Credit Statistics
Debt / Adjusted EBITDA 4.0x 3.6x 3.9x 3.7x 3.3x
Net Debt / Adjusted EBITDA 4.0 3.6 3.9 3.7 3.3
Standalone CMLP Credit Statistics
Debt / Adjusted EBITDA 4.8x 4.4x 3.7x 3.4x 3.2x
Net Debt / Adjusted EBITDA 4.8 4.4 3.7 3.4 3.2
Capital Structure
Cash $-- $-- $-- $-- $-- $-- $-- $-- $--
Total Debt 712.1 750.2 1,617.9 1,621.3 1,621.3 1,719.1 1,835.4 1,800.9 1,826.0
Net Debt $712.1 $750.2 $1,617.9 $1,621.3 $1,621.3 $1,719.1 $1,835.4 $1,800.9 $1,826.0
Proposed Transaction – Management Financial Projections (cont’d)

Summary Pro Forma Impact
CMLP Accretion / (Dilution)
Confidential
Pro Forma Impact – CMLP Unitholder – Management Financial Projections
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
CMLP Accretion / (Dilution):
DCF / LP Unit - Standalone $0.50 $0.52 $1.99 $2.14 $2.51 $2.78 $2.98 11.6%
DCF / LP Unit - Pro Forma $0.47 $0.49 $1.92 $2.04 $2.24 $2.36 $2.49 6.9%
($0.03) ($0.03) ($0.06) ($0.11) ($0.28) ($0.41) ($0.49)
(6.7%) (5.7%) (3.2%) (5.0%) (11.0%) (14.9%) (16.5%)
Distribution / LP Unit - Standalone $0.52 $0.53 $2.07 $2.15 $2.37 $2.60 $2.86 10.0%
Distribution / LP Unit - Pro Forma $0.45 $0.45 $1.93 $1.97 $2.18 $2.32 $2.40 6.7%
($0.07) ($0.08) ($0.14) ($0.18) ($0.19) ($0.28) ($0.47)
(12.8%) (14.4%) (6.9%) (8.2%) (7.8%) (10.9%) (16.3%)
0.94x 0.95x 0.93x 0.99x 1.09x 1.10x 1.06x
1.05 1.12 1.03 1.05 1.04 1.03 1.06
Standalone Debt/EBITDA 4.8x 4.4x 3.7x 3.4x 3.2x
Pro Forma Debt/EBITDA 4.3 3.8 3.4 3.0 2.8
Standalone Distirbution Per CMLP Unitholder $2.07 $2.15 $2.37 $2.60 $2.86
CMLP Current Yield 8.6% 8.6% 8.6% 8.6% 8.6%
$23.17 $24.12 $26.64 $29.41 $32.45
Pro Forma Distribution per CMLP Unitholder $1.93 $1.97 $2.18 $2.32 $2.40
NRGM Yield Necessary to Achieve CMLP Standalone Projected Unit Price (Breakeven Yield) 8.3% 8.2% 8.2% 7.9% 7.4%
CMLP Standalone Projected Unit Price - Current Yield (Less $1.03 per Unit Cash Consideration)
Pro Forma Distribution Coverage
Standalone Distribution Coverage
- NRGM
- CMLP
Accretion / (Dilution) - $
Accretion / (Dilution) - $
Accretion / (Dilution) - %
Accretion / (Dilution) - %

Summary Pro Forma Impact
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
NRGM Accretion / (Dilution):
DCF / LP Unit - Standalone $0.42 $0.44 $1.62 $1.77 $1.83 $1.89 $1.96 3.6%
DCF / LP Unit - Pro Forma $0.44 $0.45 $1.65 $1.90 $2.09 $2.21 $2.32 6.9%
Accretion / (Dilution) - $ $0.02 $0.02 $0.04 $0.14 $0.26 $0.32 $0.36
Accretion / (Dilution) - % 4.8% 3.5% 2.2% 7.8% 14.1% 16.8% 18.5%
Distribution / LP Unit - Standalone $0.41 $0.41 $1.61 $1.72 $1.79 $1.86 $1.89 3.2%
Distribution / LP Unit - Pro Forma 0.42 0.42 1.64 1.85 2.04 2.17 2.24 6.7%
Accretion / (Dilution) - $ $0.02 $0.01 $0.03 $0.13 $0.25 $0.31 $0.35
Accretion / (Dilution) - % 4.7% 3.4% 2.0% 7.6% 13.9% 16.7% 18.7%
Standalone Distribution Coverage - NRGM 1.05x 1.13x 1.01x 1.07x 1.04x 1.03x 1.06x
Pro Forma Distribution Coverage - NRGM 1.05 1.12 1.03 1.05 1.04 1.03 1.06
Standalone Debt/EBITDA 4.0x 3.6x 3.9x 3.7x 3.3x
Pro Forma Debt/EBITDA 4.3 3.8 3.4 3.0 2.8
NRGM Accretion / (Dilution)
Confidential
Pro Forma Impact – NRGM Unitholder – Management Financial Projections

Summary Pro Forma Impact
CMLP Accretion / (Dilution)
Confidential
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
CMLP Accretion / (Dilution):
DCF / LP Unit - Standalone $0.50 $0.52 $1.99 $1.94 $2.02 $2.09 $2.14 3.3%
DCF / LP Unit - Pro Forma $0.46 $0.48 $1.90 $1.89 $1.94 $1.94 $1.90 0.3%
Accretion / (Dilution) - $ ($0.05) ($0.04) ($0.08) ($0.06) ($0.08) ($0.14) ($0.24)
Accretion / (Dilution) - % (9.2%) (7.3%) (4.2%) (3.0%) (3.9%) (6.8%) (11.0%)
Distribution / LP Unit - Standalone $0.51 $0.51 $2.04 $2.04 $2.04 $2.04 $2.08 0.6%
Distribution / LP Unit - Pro Forma $0.45 $0.45 $1.93 $1.84 $1.90 $1.99 $2.07 4.1%
Accretion / (Dilution) - $ ($0.06) ($0.06) ($0.11) ($0.20) ($0.14) ($0.05) ($0.01)
Accretion / (Dilution) - % (11.1%) (11.1%) (5.6%) (9.9%) (6.8%) (2.4%) (0.3%)
Standalone Distribution Coverage - NRGM 0.97x 1.02x 0.96x 0.92x 0.98x 1.04x 1.05x
Pro Forma Distribution Coverage - CMLP 1.01 1.09 1.00 1.05 1.03 0.96 0.87
Standalone Debt/EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7
Standalone Distirbution Per CMLP Unitholder $2.04 $2.04 $2.04 $2.04 $2.08
CMLP Current Yield 8.6% 8.6% 8.6% 8.6% 8.6%
CMLP Standalone Projected Unit Price - Current Yield (Less $1.03 per Unit Cash Consideration) $22.82 $22.82 $22.82 $22.82 $23.26
Pro Forma Distribution per CMLP Unitholder $1.93 $1.84 $1.90 $1.99 $2.07
NRGM Yield Necessary to Achieve CMLP Standalone Projected Unit Price (Breakeven Yield) 8.4% 8.1% 8.3% 8.7% 8.9%
Pro Forma Impact – CMLP Unitholder – Management Sensitivity Case

Summary Pro Forma Impact
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
NRGM Accretion / (Dilution):
DCF / LP Unit - Standalone $0.40 $0.43 $1.58 $1.68 $1.68 $1.62 $1.51 (3.5%)
DCF / LP Unit - Pro Forma $0.43 $0.45 $1.62 $1.76 $1.81 $1.82 $1.78 0.3%
Accretion / (Dilution) - $ $0.03 $0.02 $0.05 $0.08 $0.13 $0.20 $0.27
Accretion / (Dilution) - % 7.3% 4.8% 3.1% 5.0% 7.7% 12.4% 18.1%
Distribution / LP Unit - Standalone $0.40 $0.40 $1.58 $1.63 $1.65 $1.65 $1.65 0.4%
Distribution / LP Unit - Pro Forma 0.42 0.42 1.64 1.72 1.78 1.86 1.94 4.1%
Accretion / (Dilution) - $ $0.03 $0.03 $0.05 $0.09 $0.13 $0.21 $0.28
Accretion / (Dilution) - % 7.3% 6.3% 3.4% 5.2% 7.6% 12.6% 17.2%
Standalone Distribution Coverage - NRGM 1.01x 1.13x 0.99x 1.07x 1.03x 0.96x 0.87x
Pro Forma Distribution Coverage - NRGM 1.01 1.09 1.00 1.05 1.03 0.96 0.87
Standalone Debt/EBITDA 4.2x 3.7x 3.7x 3.4x 3.7x
Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7
NRGM Accretion / (Dilution)
Confidential
Pro Forma Impact – NRGM Unitholder – Management Sensitivity Case

Summary Pro Forma Impact

MLP Yield Determinants
The following charts set forth the yield for all MLPs excluding variable rate and upstream MLPs relative to: (i) near-
term distribution growth; (ii) long-term distribution growth; (iii) size, as reflected by equity market capitalization; (iv)
distribution coverage and diversification as measured by the number of business lines in which each MLP participates
CMLP NRGM CMLP NRGM
CMLP NRGM CMLP NRGM
Confidential
R² = 0.5092
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
0.0% 5.0% 10.0% 15.0% 20.0% 25.0%
2013E - 2014E IBES Consensus Distribution Growth Rate
R² = 0.5518
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
0.0% 5.0% 10.0% 15.0% 20.0% 25.0%
3 -Year IBES Consensus Distribution Growth Rate
R² = 0.0652
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
$0.0 $10,000.0 $20,000.0 $30,000.0 $40,000.0 $50,000.0 $60,000.0
Equity Value
R² = 0.0084
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
0.50 x 0.75 x 1.00 x 1.25 x 1.50 x 1.75 x
Distribution Coverage
R² = 0.0883
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
--
5.0 10.0 15.0
Diversification
CMLP NRGM
Long-Term Distribution Growth
Size
Near-Term Distribution Growth
Diversification Distribution Coverage

Summary Pro Forma Impact

Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
MPLX LP $2,859.6 2.8% 19.8% 16.8% 1.14x
Tesoro Logistics LP 2,940.2 3.1% 19.6% 16.4% 1.10x
EQT Midstream Partners, LP 1,641.3 3.0% 19.5% 19.5% 1.29x
Blueknight Energy Partners, L.P. 467.4 5.3% 16.2% 15.4% 1.06x
Sunoco Logistics Partners, L.P. 6,405.7 3.6% 15.3% 11.9% 1.45x
Seadrill Partners LLC 1,265.2 5.6% 15.2% 0.0% 1.10x
Rose Rock Midstream, L.P. 900.7 3.9% 14.8% 0.0% 1.10x
Access Midstream Partners, L.P. 8,214.5 4.2% 14.7% 12.0% 1.23x
Western Gas Partners, LP 6,406.3 3.6% 14.7% 12.4% 1.10x
Oiltanking Partners, L.P. 1,983.1 3.1% 13.7% 0.0% 1.15x
Atlas Pipeline Partners, L.P. 2,403.1 6.4% 12.9% 9.4% 1.15x
Pro Forma NRGM 3,710.3 TBD 12.3% 9.7% 1.03x
SunCoke Energy Partners, L.P. 706.3 7.5% 12.3% 11.5% 1.15x
Susser Petroleum Partners LP 667.3 5.7% 12.3% 10.0% 1.45x
NGL Energy Partners LP 1,625.2 6.5% 12.3% 10.4% 1.50x
Inergy, L.P. 2,937.8 5.2% 12.2% 0.0% 1.34x
Magellan Midstream Partners, L.P. 11,796.4 3.8% 11.1% 11.4% 1.20x
Genesis Energy, L.P. 4,139.0 4.1% 10.6% 10.6% 1.20x
MarkWest Energy Partners, L.P. 9,049.7 5.4% 10.5% 9.7% 1.23x
Targa Resources Partners LP 4,843.3 5.8% 10.4% 8.6% 1.25x
Hi-Crush Partners LP 489.4 10.6% 10.4% 0.0% 0.82x
Calumet Specialty Products Partners, L.P. 2,576.9 7.1% 9.9% 6.0% 1.43x
Delek Logistics Partners, LP 818.9 4.6% 8.7% 12.1% 1.24x
Plains All American Pipeline, L.P. 19,706.1 3.9% 8.7% 8.4% 1.03x
Crosstex Energy, L.P. 1,795.5 7.0% 8.6% 6.1% 1.30x
Inergy Midstream, L.P. 2,108.9 6.4% 8.3% 0.0% 1.10x
Summit Midstream Partners, LP 1,367.9 6.0% 8.0% 8.0% 1.20x
ONEOK Partners, L.P. 11,477.5 5.6% 8.0% 7.7% 1.12x
Copano Energy, L.L.C. 3,143.4 5.8% 7.9% 6.2% 1.19x
Alliance Resource Partners, L.P. 2,777.3 6.0% 7.9% 6.0% 1.30x
DCP Midstream Partners, LP 2,973.3 5.7% 7.9% 7.7% 1.19x
USA Compression Partners, LP 644.3 7.8% 7.6% 7.0% 1.15x
TransMontaigne Partners L.P. 680.8 5.5% 7.5% 0.0% 1.30x
Global Partners LP 958.2 6.6% 7.5% 0.0% 1.32x
Williams Partners L.P. 21,670.6 6.4% 6.9% 5.7% 1.00x
Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
Lehigh Gas Partners LP $367.0 7.3% 6.8% 0.0% 1.20x
Holly Energy Partners, L.P. 1,073.1 5.1% 6.4% 0.0% 1.03x
Enterprise Products Partners L.P. 54,940.4 4.3% 6.4% 6.9% 1.18x
Compressco Partners LP 351.6 7.6% 5.9% 0.0% 1.29x
Kinder Morgan Energy Partners, L.P. 33,764.4 5.9% 5.7% 4.5% 1.01x
Energy Transfer Partners, L.P. 14,655.6 7.5% 5.5% 0.0% 1.04x
El Paso Pipeline Partners, L.P. 9,381.0 5.8% 5.1% 4.4% 1.06x
Teekay Offshore Partners 2,320.7 6.6% 4.7% 6.5% 1.14x
Spectra Energy Partners, LP 4,064.1 5.3% 4.7% 5.6% 1.16x
Eagle Rock Energy Partners, L.P. 1,291.5 10.0% 4.5% 3.3% 1.38x
Amerigas Partners, L.P. 4,319.8 7.0% 4.4% 4.2% 1.41x
Crestwood Midstream Partners LP 1,456.5 8.6% 4.1% 4.4% 1.02x
Regency Energy Partners LP 5,251.4 7.2% 4.0% 4.9% 1.06x
Exterran Partners, L.P. 1,308.4 6.8% 3.8% 2.9% 1.29x
Teekay LNG Partners L.P. 3,051.2 6.3% 3.0% 4.2% 1.20x
Buckeye Partners, L.P. 6,988.5 6.3% 2.9% 2.7% 1.03x
Suburban Propane Partners, L.P. 2,783.2 7.2% 2.8% 2.8% 1.06x
PVR Partners, L.P. 3,239.3 8.7% 2.7% 2.1% 1.10x
Enbridge Energy Partners, L.P. 9,419.9 7.4% 2.3% 3.1% 1.00x
Southcross Energy Partners, L.P. 538.8 7.4% 2.2% 6.3% 1.15x
TC PipeLines, LP 2,349.5 7.2% 1.9% 1.1% 1.25x
Boardwalk Pipeline Partners, LP 7,121.9 7.0% 1.4% 2.4% 1.04x
Martin Midstream Partners L.P. 1,129.1 7.4% 1.3% 2.5% 1.01x
PAA Natural Gas Storage, L.P. 1,589.0 6.5% 1.0% 2.4% 1.08x
Golar LNG Partners LP 1,907.6 6.0% 0.7% 0.0% 1.10x
Niska Gas Storage Partners LLC 531.7 9.3% 0.3% 3.8% 1.36x
Cheniere Energy Partners, L.P. 7,405.9 6.3% 0.0% 0.0% 1.04x
NuStar Energy LP 3,901.5 8.9% 0.0% 1.1% 0.79x
Natural Resource Partners L.P. 2,359.1 9.9% 0.0% 2.9% 0.97x
Rhino Resource Partners LP 395.4 12.8% 0.0% 0.0% 1.40x
Ferrellgas Partners, L.P. 1,609.2 10.0% 0.0% 0.0% 1.02x
Capital Products Partners L.P. 785.1 10.3% 0.0% 0.0% 1.20x
Navios Maritime Partners 1,000.8 11.7% 0.0% 0.0% 1.25x
American Midstream Partners, LP 168.6 9.6% 0.0% 3.3% 1.05x
Stonemor Partners L.P. 571.7 8.9% 0.0% 0.0% 1.07x
R   = 0.5092
Confidential
MLPs by Near-Term Distribution Growth (2013E – 2014E IBES Consensus)
2
($ in millions)
`

Summary Pro Forma Impact

Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
EQT Midstream Partners, LP $1,641.3 3.0% 19.5% 19.5% 1.29x
MPLX LP 2,859.6 2.8% 19.8% 16.8% 1.14x
Tesoro Logistics LP 2,940.2 3.1% 19.6% 16.4% 1.10x
Blueknight Energy Partners, L.P. 467.4 5.3% 16.2% 15.4% 1.06x
Western Gas Partners, LP 6,406.3 3.6% 14.7% 12.4% 1.10x
Delek Logistics Partners, LP 818.9 4.6% 8.7% 12.1% 1.24x
Access Midstream Partners, L.P. 8,214.5 4.2% 14.7% 12.0% 1.23x
Sunoco Logistics Partners, L.P. 6,405.7 3.6% 15.3% 11.9% 1.45x
SunCoke Energy Partners, L.P. 706.3 7.5% 12.3% 11.5% 1.15x
Magellan Midstream Partners, L.P. 11,796.4 3.8% 11.1% 11.4% 1.20x
Genesis Energy, L.P. 4,139.0 4.1% 10.6% 10.6% 1.20x
NGL Energy Partners LP 1,625.2 6.5% 12.3% 10.4% 1.50x
Susser Petroleum Partners LP 667.3 5.7% 12.3% 10.0% 1.45x
MarkWest Energy Partners, L.P. 9,049.7 5.4% 10.5% 9.7% 1.23x
Pro Forma NRGM 3,710.3 TBD 12.3% 9.7% 1.03x
Atlas Pipeline Partners, L.P. $2,403.1 6.4% 12.9% 9.4% 1.15x
Targa Resources Partners LP 4,843.3 5.8% 10.4% 8.6% 1.25x
Plains All American Pipeline, L.P. 19,706.1 3.9% 8.7% 8.4% 1.03x
Summit Midstream Partners, LP 1,367.9 6.0% 8.0% 8.0% 1.20x
ONEOK Partners, L.P. 11,477.5 5.6% 8.0% 7.7% 1.12x
DCP Midstream Partners, LP 2,973.3 5.7% 7.9% 7.7% 1.19x
USA Compression Partners, LP 644.3 7.8% 7.6% 7.0% 1.15x
Enterprise Products Partners L.P. 54,940.4 4.3% 6.4% 6.9% 1.18x
Teekay Offshore Partners 2,320.7 6.6% 4.7% 6.5% 1.14x
Southcross Energy Partners, L.P. 538.8 7.4% 2.2% 6.3% 1.15x
Copano Energy, L.L.C. 3,143.4 5.8% 7.9% 6.2% 1.19x
Crosstex Energy, L.P. 1,795.5 7.0% 8.6% 6.1% 1.30x
Alliance Resource Partners, L.P. 2,777.3 6.0% 7.9% 6.0% 1.30x
Calumet Specialty Products Partners, L.P. 2,576.9 7.1% 9.9% 6.0% 1.43x
Williams Partners L.P. 21,670.6 6.4% 6.9% 5.7% 1.00x
Spectra Energy Partners, LP 4,064.1 5.3% 4.7% 5.6% 1.16x
Regency Energy Partners LP $5,251.4 7.2% 4.0% 4.9% 1.06x
Kinder Morgan Energy Partners, L.P. 33,764.4 5.9% 5.7% 4.5% 1.01x
Crestwood Midstream Partners LP 1,456.5 8.6% 4.1% 4.4% 1.02x
El Paso Pipeline Partners, L.P. 9,381.0 5.8% 5.1% 4.4% 1.06x
Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
Teekay LNG Partners L.P. $3,051.2 6.3% 3.0% 4.2% 1.20x
Amerigas Partners, L.P. 4,319.8 7.0% 4.4% 4.2% 1.41x
Niska Gas Storage Partners LLC 531.7 9.3% 0.3% 3.8% 1.36x
Eagle Rock Energy Partners, L.P. 1,291.5 10.0% 4.5% 3.3% 1.38x
American Midstream Partners, LP 168.6 9.6% 0.0% 3.3% 1.05x
Enbridge Energy Partners, L.P. 9,419.9 7.4% 2.3% 3.1% 1.00x
Natural Resource Partners L.P. 2,359.1 9.9% 0.0% 2.9% 0.97x
Exterran Partners, L.P. 1,308.4 6.8% 3.8% 2.9% 1.29x
Suburban Propane Partners, L.P. 2,783.2 7.2% 2.8% 2.8% 1.06x
Buckeye Partners, L.P. 6,988.5 6.3% 2.9% 2.7% 1.03x
Martin Midstream Partners L.P. 1,129.1 7.4% 1.3% 2.5% 1.01x
Boardwalk Pipeline Partners, LP 7,121.9 7.0% 1.4% 2.4% 1.04x
PAA Natural Gas Storage, L.P. 1,589.0 6.5% 1.0% 2.4% 1.08x
PVR Partners, L.P. 3,239.3 8.7% 2.7% 2.1% 1.10x
NuStar Energy LP 3,901.5 8.9% 0.0% 1.1% 0.79x
TC PipeLines, LP 2,349.5 7.2% 1.9% 1.1% 1.25x
Cheniere Energy Partners, L.P. 7,405.9 6.3% 0.0% 0.0% 1.04x
Compressco Partners LP 351.6 7.6% 5.9% 0.0% 1.29x
Energy Transfer Partners, L.P. 14,655.6 7.5% 5.5% 0.0% 1.04x
Global Partners LP 958.2 6.6% 7.5% 0.0% 1.32x
Holly Energy Partners, L.P. 1,073.1 5.1% 6.4% 0.0% 1.03x
Inergy Midstream, L.P. 2,108.9 6.4% 8.3% 0.0% 1.10x
Lehigh Gas Partners LP 367.0 7.3% 6.8% 0.0% 1.20x
Rose Rock Midstream, L.P. 900.7 3.9% 14.8% 0.0% 1.10x
TransMontaigne Partners L.P. 680.8 5.5% 7.5% 0.0% 1.30x
Rhino Resource Partners LP 395.4 12.8% 0.0% 0.0% 1.40x
Ferrellgas Partners, L.P. 1,609.2 10.0% 0.0% 0.0% 1.02x
Hi-Crush Partners LP 489.4 10.6% 10.4% 0.0% 0.82x
Inergy, L.P. 2,937.8 5.2% 12.2% 0.0% 1.34x
Seadrill Partners LLC 1,265.2 5.6% 15.2% 0.0% 1.10x
Capital Products Partners L.P. 785.1 10.3% 0.0% 0.0% 1.20x
Golar LNG Partners LP 1,907.6 6.0% 0.7% 0.0% 1.10x
Navios Maritime Partners 1,000.8 11.7% 0.0% 0.0% 1.25x
Oiltanking Partners, L.P. 1,983.1 3.1% 13.7% 0.0% 1.15x
Stonemor Partners L.P. 571.7 8.9% 0.0% 0.0% 1.07x
R = 0.5518
Confidential
2
MLPs by Long-Term Distribution Growth (3-Year IBES Consensus)
($ in millions)

Summary Pro Forma Impact

MLPs by Equity Value – As of May 3, 2013
($ in millions)
Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
Enterprise Products Partners L.P. $54,940.4 4.3% 6.4% 6.9% 1.18x
Kinder Morgan Energy Partners, L.P. 33,764.4 5.9% 5.7% 4.5% 1.01x
Williams Partners L.P. 21,670.6 6.4% 6.9% 5.7% 1.00x
Plains All American Pipeline, L.P. 19,706.1 3.9% 8.7% 8.4% 1.03x
Energy Transfer Partners, L.P. 14,655.6 7.5% 5.5% 0.0% 1.04x
Magellan Midstream Partners, L.P. 11,796.4 3.8% 11.1% 11.4% 1.20x
ONEOK Partners, L.P. 11,477.5 5.6% 8.0% 7.7% 1.12x
Enbridge Energy Partners, L.P. 9,419.9 7.4% 2.3% 3.1% 1.00x
El Paso Pipeline Partners, L.P. 9,381.0 5.8% 5.1% 4.4% 1.06x
MarkWest Energy Partners, L.P. 9,049.7 5.4% 10.5% 9.7% 1.23x
Access Midstream Partners, L.P. 8,214.5 4.2% 14.7% 12.0% 1.23x
Cheniere Energy Partners, L.P. 7,405.9 6.3% 0.0% 0.0% 1.04x
Boardwalk Pipeline Partners, LP 7,121.9 7.0% 1.4% 2.4% 1.04x
Buckeye Partners, L.P. 6,988.5 6.3% 2.9% 2.7% 1.03x
Western Gas Partners, LP 6,406.3 3.6% 14.7% 12.4% 1.10x
Sunoco Logistics Partners, L.P. 6,405.7 3.6% 15.3% 11.9% 1.45x
Regency Energy Partners LP 5,251.4 7.2% 4.0% 4.9% 1.06x
Targa Resources Partners LP 4,843.3 5.8% 10.4% 8.6% 1.25x
Amerigas Partners, L.P. 4,319.8 7.0% 4.4% 4.2% 1.41x
Genesis Energy, L.P. 4,139.0 4.1% 10.6% 10.6% 1.20x
Spectra Energy Partners, LP 4,064.1 5.3% 4.7% 5.6% 1.16x
NuStar Energy LP 3,901.5 8.9% 0.0% 1.1% 0.79x
Pro Forma NRGM 3,710.3 TBD 12.3% 9.7% 1.03x
PVR Partners, L.P. 3,239.3 8.7% 2.7% 2.1% 1.10x
Copano Energy, L.L.C. 3,143.4 5.8% 7.9% 6.2% 1.19x
Teekay LNG Partners L.P. 3,051.2 6.3% 3.0% 4.2% 1.20x
DCP Midstream Partners, LP 2,973.3 5.7% 7.9% 7.7% 1.19x
Tesoro Logistics LP 2,940.2 3.1% 19.6% 16.4% 1.10x
Inergy, L.P. 2,937.8 5.2% 12.2% 0.0% 1.34x
MPLX LP 2,859.6 2.8% 19.8% 16.8% 1.14x
Suburban Propane Partners, L.P. 2,783.2 7.2% 2.8% 2.8% 1.06x
Alliance Resource Partners, L.P. 2,777.3 6.0% 7.9% 6.0% 1.30x
Calumet Specialty Products Partners, L.P. 2,576.9 7.1% 9.9% 6.0% 1.43x
Atlas Pipeline Partners, L.P. 2,403.1 6.4% 12.9% 9.4% 1.15x
Natural Resource Partners L.P. 2,359.1 9.9% 0.0% 2.9% 0.97x
Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
TC PipeLines, LP $2,349.5 7.2% 1.9% 1.1% 1.25x
Teekay Offshore Partners 2,320.7 6.6% 4.7% 6.5% 1.14x
Inergy Midstream, L.P. 2,108.9 6.4% 8.3% 0.0% 1.10x
Oiltanking Partners, L.P. 1,983.1 3.1% 13.7% 0.0% 1.15x
Golar LNG Partners LP 1,907.6 6.0% 0.7% 0.0% 1.10x
Crosstex Energy, L.P. 1,795.5 7.0% 8.6% 6.1% 1.30x
EQT Midstream Partners, LP 1,641.3 3.0% 19.5% 19.5% 1.29x
NGL Energy Partners LP 1,625.2 6.5% 12.3% 10.4% 1.50x
Ferrellgas Partners, L.P. 1,609.2 10.0% 0.0% 0.0% 1.02x
PAA Natural Gas Storage, L.P. 1,589.0 6.5% 1.0% 2.4% 1.08x
Crestwood Midstream Partners LP 1,456.5 8.6% 4.1% 4.4% 1.02x
Summit Midstream Partners, LP 1,367.9 6.0% 8.0% 8.0% 1.20x
Exterran Partners, L.P. 1,308.4 6.8% 3.8% 2.9% 1.29x
Eagle Rock Energy Partners, L.P. 1,291.5 10.0% 4.5% 3.3% 1.38x
Seadrill Partners LLC 1,265.2 5.6% 15.2% 0.0% 1.10x
Martin Midstream Partners L.P. 1,129.1 7.4% 1.3% 2.5% 1.01x
Holly Energy Partners, L.P. 1,073.1 5.1% 6.4% 0.0% 1.03x
Navios Maritime Partners 1,000.8 11.7% 0.0% 0.0% 1.25x
Global Partners LP 958.2 6.6% 7.5% 0.0% 1.32x
Rose Rock Midstream, L.P. 900.7 3.9% 14.8% 0.0% 1.10x
Delek Logistics Partners, LP 818.9 4.6% 8.7% 12.1% 1.24x
Capital Products Partners L.P. 785.1 10.3% 0.0% 0.0% 1.20x
SunCoke Energy Partners, L.P. 706.3 7.5% 12.3% 11.5% 1.15x
TransMontaigne Partners L.P. 680.8 5.5% 7.5% 0.0% 1.30x
Susser Petroleum Partners LP 667.3 5.7% 12.3% 10.0% 1.45x
USA Compression Partners, LP 644.3 7.8% 7.6% 7.0% 1.15x
Stonemor Partners L.P. 571.7 8.9% 0.0% 0.0% 1.07x
Southcross Energy Partners, L.P. 538.8 7.4% 2.2% 6.3% 1.15x
Niska Gas Storage Partners LLC 531.7 9.3% 0.3% 3.8% 1.36x
Hi-Crush Partners LP 489.4 10.6% 10.4% 0.0% 0.82x
Blueknight Energy Partners, L.P. 467.4 5.3% 16.2% 15.4% 1.06x
Rhino Resource Partners LP 395.4 12.8% 0.0% 0.0% 1.40x
Lehigh Gas Partners LP 367.0 7.3% 6.8% 0.0% 1.20x
Compressco Partners LP 351.6 7.6% 5.9% 0.0% 1.29x
American Midstream Partners, LP 168.6 9.6% 0.0% 3.3% 1.05x
R = 0.0652
Confidential
2

Summary Pro Forma Impact

MLPs by 2013E Distribution Coverage
($ in millions)
Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
NGL Energy Partners LP $1,625.2 6.5% 12.3% 10.4% 1.50x
Sunoco Logistics Partners, L.P. 6,405.7 3.6% 15.3% 11.9% 1.45x
Susser Petroleum Partners LP 667.3 5.7% 12.3% 10.0% 1.45x
Calumet Specialty Products Partners, L.P. 2,576.9 7.1% 9.9% 6.0% 1.43x
Amerigas Partners, L.P. 4,319.8 7.0% 4.4% 4.2% 1.41x
Rhino Resource Partners LP 395.4 12.8% 0.0% 0.0% 1.40x
Eagle Rock Energy Partners, L.P. 1,291.5 10.0% 4.5% 3.3% 1.38x
Niska Gas Storage Partners LLC 531.7 9.3% 0.3% 3.8% 1.36x
Inergy, L.P. 2,937.8 5.2% 12.2% 0.0% 1.34x
Global Partners LP 958.2 6.6% 7.5% 0.0% 1.32x
Crosstex Energy, L.P. 1,795.5 7.0% 8.6% 6.1% 1.30x
TransMontaigne Partners L.P. 680.8 5.5% 7.5% 0.0% 1.30x
Alliance Resource Partners, L.P. 2,777.3 6.0% 7.9% 6.0% 1.30x
Exterran Partners, L.P. 1,308.4 6.8% 3.8% 2.9% 1.29x
Compressco Partners LP 351.6 7.6% 5.9% 0.0% 1.29x
EQT Midstream Partners, LP 1,641.3 3.0% 19.5% 19.5% 1.29x
Targa Resources Partners LP 4,843.3 5.8% 10.4% 8.6% 1.25x
TC PipeLines, LP 2,349.5 7.2% 1.9% 1.1% 1.25x
Navios Maritime Partners 1,000.8 11.7% 0.0% 0.0% 1.25x
Delek Logistics Partners, LP 818.9 4.6% 8.7% 12.1% 1.24x
Access Midstream Partners, L.P. 8,214.5 4.2% 14.7% 12.0% 1.23x
MarkWest Energy Partners, L.P. 9,049.7 5.4% 10.5% 9.7% 1.23x
Genesis Energy, L.P. 4,139.0 4.1% 10.6% 10.6% 1.20x
Lehigh Gas Partners LP 367.0 7.3% 6.8% 0.0% 1.20x
Magellan Midstream Partners, L.P. 11,796.4 3.8% 11.1% 11.4% 1.20x
Summit Midstream Partners, LP 1,367.9 6.0% 8.0% 8.0% 1.20x
Capital Products Partners L.P. 785.1 10.3% 0.0% 0.0% 1.20x
Teekay LNG Partners L.P. 3,051.2 6.3% 3.0% 4.2% 1.20x
Copano Energy, L.L.C. 3,143.4 5.8% 7.9% 6.2% 1.19x
DCP Midstream Partners, LP 2,973.3 5.7% 7.9% 7.7% 1.19x
Enterprise Products Partners L.P. 54,940.4 4.3% 6.4% 6.9% 1.18x
Spectra Energy Partners, LP 4,064.1 5.3% 4.7% 5.6% 1.16x
Atlas Pipeline Partners, L.P. 2,403.1 6.4% 12.9% 9.4% 1.15x
Southcross Energy Partners, L.P. 538.8 7.4% 2.2% 6.3% 1.15x
SunCoke Energy Partners, L.P. 706.3 7.5% 12.3% 11.5% 1.15x
Current Near Term Long Term 2013E
Equity Distribution Distribution Distribution Distribution
Partnership Value Yield Growth Growth Coverage
Oiltanking Partners, L.P. $1,983.1 3.1% 13.7% 0.0% 1.15x
USA Compression Partners, LP 644.3 7.8% 7.6% 7.0% 1.15x
MPLX LP 2,859.6 2.8% 19.8% 16.8% 1.14x
Teekay Offshore Partners 2,320.7 6.6% 4.7% 6.5% 1.14x
ONEOK Partners, L.P. 11,477.5 5.6% 8.0% 7.7% 1.12x
Inergy Midstream, L.P. 2,108.9 6.4% 8.3% 0.0% 1.10x
Rose Rock Midstream, L.P. 900.7 3.9% 14.8% 0.0% 1.10x
Tesoro Logistics LP 2,940.2 3.1% 19.6% 16.4% 1.10x
Western Gas Partners, LP 6,406.3 3.6% 14.7% 12.4% 1.10x
PVR Partners, L.P. 3,239.3 8.7% 2.7% 2.1% 1.10x
Seadrill Partners LLC 1,265.2 5.6% 15.2% 0.0% 1.10x
Golar LNG Partners LP 1,907.6 6.0% 0.7% 0.0% 1.10x
PAA Natural Gas Storage, L.P. 1,589.0 6.5% 1.0% 2.4% 1.08x
Stonemor Partners L.P. 571.7 8.9% 0.0% 0.0% 1.07x
Blueknight Energy Partners, L.P. 467.4 5.3% 16.2% 15.4% 1.06x
El Paso Pipeline Partners, L.P. 9,381.0 5.8% 5.1% 4.4% 1.06x
Regency Energy Partners LP 5,251.4 7.2% 4.0% 4.9% 1.06x
Suburban Propane Partners, L.P. 2,783.2 7.2% 2.8% 2.8% 1.06x
American Midstream Partners, LP 168.6 9.6% 0.0% 3.3% 1.05x
Energy Transfer Partners, L.P. 14,655.6 7.5% 5.5% 0.0% 1.04x
Boardwalk Pipeline Partners, LP 7,121.9 7.0% 1.4% 2.4% 1.04x
Cheniere Energy Partners, L.P. 7,405.9 6.3% 0.0% 0.0% 1.04x
Pro Forma NRGM 3,710.3 TBD 12.3% 9.7% 1.03x
Buckeye Partners, L.P. 6,988.5 6.3% 2.9% 2.7% 1.03x
Holly Energy Partners, L.P. 1,073.1 5.1% 6.4% 0.0% 1.03x
Plains All American Pipeline, L.P. 19,706.1 3.9% 8.7% 8.4% 1.03x
Crestwood Midstream Partners LP 1,456.5 8.6% 4.1% 4.4% 1.02x
Ferrellgas Partners, L.P. 1,609.2 10.0% 0.0% 0.0% 1.02x
Kinder Morgan Energy Partners, L.P. 33,764.4 5.9% 5.7% 4.5% 1.01x
Martin Midstream Partners L.P. 1,129.1 7.4% 1.3% 2.5% 1.01x
Enbridge Energy Partners, L.P. 9,419.9 7.4% 2.3% 3.1% 1.00x
Williams Partners L.P. 21,670.6 6.4% 6.9% 5.7% 1.00x
Natural Resource Partners L.P. 2,359.1 9.9% 0.0% 2.9% 0.97x
Hi-Crush Partners LP 489.4 10.6% 10.4% 0.0% 0.82x
NuStar Energy LP 3,901.5 8.9% 0.0% 1.1% 0.79x
R = 0.0084
Confidential
2

FERC Pipelines	Intrastate Pipelines	Storage	Gathering, Processing and Treating	Contract Compression	Transport	Storage	Fractionation	Storage/ Regasification	Pipelines	Terminals	Refining	Gathering/ Treating/ CO2	Storage	Pipelines	Mining	Royalties	Storage	Transport	Asphalt, Sulfur and Other Terminals	Barges	Aggregates/ Frac Sand/Salt	Timber	Retail Propane	Other
	■	■	■	■		■	■	■		■	■			■	■				■		■				
			■	■		■	■	■		■	■		■	■	■					■					
	■	■	■	■		■				■	■				■					■					■
	■			■		■	■	■			■									■	■				
	■	■		■		■	■	■							■										
	■	■	■	■		■	■	■																	
	■	■	■	■		■	■	■																	
	■	■		■		■	■	■																	
										■	■	■		■	■					■					
						■	■		■		■	■		■											
				■		■	■	■										■			■				
		■	■	■		■	■															■			
			■			■				■	■								■						
		■		■		■	■	■																	
		■		■									■	■	■										
	■	■	■	■																				■	
											■		■	■	■						■				
											■	■	■	■	■										
	■	■		■		■		■																	
										■	■		■	■	■										
										■	■		■	■	■										
		■	■			■	■															■			
	■	■		■	■																				
													■	■	■					■					
		■		■				■																	■
			■														■					■	■		
	■	■		■	■																				
	■			■		■		■																	
										■	■			■	■										
		■		■				■																	
	■		■						■																
						■	■																	■	
													■	■	■										
	■	■	■																						
										■	■									■					
	■		■	■																					
				■	■																				
											■	■													
	■								■																
				■		■																			
																	■					■			
																■	■								
																■	■								
																■									
																								■	
				■																					
					■																				
																							■		
					■																				
																								■	
											■														
									■																
																						■			
			■																						
			■																						
																								■	
				■																					
	■																								

EVERCORE PARTNERS

Crestwood MIDSTREAM PARTNERS LP

Confidential
Summary Pro Forma Impact

MLPs by Diversification (Number of Business Lines)
R = 0.0883
2
LNG Total Yield
# of
MLP
Business
Lines
Current
Yield
Enterprise Products Partners L.P. 13 4.3%
Plains All American Pipeline, L.P. 11 3.9%
Kinder Morgan Energy Partners, L.P. 10 5.9%
Martin Midstream Partners L.P. 8 7.4%
MarkWest Energy Partners, L.P. 7 5.4%
ONEOK Partners, L.P. 7 5.6%
Williams Partners L.P. 7 6.4%
DCP Midstream Partners, LP 6 5.7%
NuStar Energy LP 6 8.9%
Oiltanking Partners, L.P. 6 3.1%
Targa Resources Partners LP 6 5.8%
Pro Forma NRGM 6 TBD
Buckeye Partners, L.P. 5 6.3%
Crosstex Energy, L.P. 5 7.0%
Enbridge Energy Partners, L.P. 5 7.4%
Energy Transfer Partners, L.P. 5 7.5%
Genesis Energy, L.P. 5 4.1%
Holly Energy Partners, L.P. 5 5.1%
Southcross Energy Partners, L.P. 5 7.4%
Sunoco Logistics Partners, L.P. 5 3.6%
Tesoro Logistics LP 5 3.1%
Inergy Midstream, L.P. 5 6.4%
American Midstream Partners, LP 4 9.6%
Blueknight Energy Partners, L.P. 4 5.3%
Eagle Rock Energy Partners, L.P. 4 10.0%
Penn Virginia Resource Partners, L.P. 4 8.7%
Regency Energy Partners LP 4 7.2%
Western Gas Partners, LP 4 3.6%
Magellan Midstream Partners, L.P. 4 3.8%
Copano Energy, L.L.C. 3 5.8%
El Paso Pipeline Partners, L.P. 3 5.8%
NGL Energy Partners LP 3 6.5%
Rose Rock Midstream, L.P. 3 3.9%
Spectra Energy Partners, LP 3 5.3%
TransMontaigne Partners L.P. 3 5.5%
Boardwalk Pipeline Partners, LP 3 7.0%
Access Midstream Partners, L.P. 2 4.2%
Calumet Specialty Products Partners, L.P. 2 7.1%
Cheniere Energy Partners, L.P. 2 6.3%
Crestwood Midstream Partners LP 2 8.6%
Natural Resource Partners L.P. 2 9.9%
Oxford Resource Partners, LP 2 NA
Rhino Resource Partners LP 2 12.8%
Alliance Resource Partners, L.P. 1 6.0%
Amerigas Partners, L.P. 1 7.0%
Atlas Pipeline Partners, L.P. 1 6.4%
Compressco Partners LP 1 7.6%
EQT Midstream Partners, LP 1 3.0%
Exterran Partners, L.P. 1 6.8%
Ferrellgas Partners, L.P. 1 10.0%
Global Partners LP 1 6.6%
Golar LNG Partners LP 1 6.0%
Hi-Crush Partners LP 1 10.6%
Niska Gas Storage Partners LLC 1 9.3%
PAA Natural Gas Storage, L.P. 1 6.5%
Suburban Propane Partners, L.P. 1 7.2%
Summit Midstream Partners, LP 1 6.0%
TC PipeLines, LP 1 7.2%
Petrochemicals Other Qualifying Natural Gas Natural Gas Liquids Refined Products Crude Oil Coal

Appendix

A. Weighted Average Cost of Capital

CAPM WACC Analysis – CMLP
Weighted Average Cost of Capital

(3)
(3)
Confidential
(1)
Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2)
Unlevered Beta calculated as:  Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3)
Excludes American Midstream Partners, LP and Southcross Energy Partners, L.P. due to relatively new partnerships with a non-comparable size
(4)
10-year Treasury as of May 3, 2013
(5)
Source: Ibbotson Associates
(6)
Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium
Unit Price Market Total Total Adjusted Unlevered
Partnership
5/3/2013
Value Preferred Stock Total Beta
(1)
Beta
(2)
American Midstream Partners, LP $18.01 $169 $203 54.7% 0.59 0.33
Atlas Pipeline Partners, L.P. 36.48 2,403 1,180 32.9% 1.05 0.80
Access Midstream Partners, L.P. 42.48 8,215 2,500 23.3% 0.66 0.55
Crosstex Energy, L.P. 18.78 1,795 1,036 36.6% 0.87 0.64
DCP Midstream Partners, LP 48.06 2,973 1,620 35.3% 0.69 0.51
MarkWest Energy Partners, L.P. 60.70 9,050 2,523 21.8% 0.75 0.64
Regency Energy Partners LP 25.54 5,251 2,830 35.0% 0.70 0.52
Equity Cost Southcross Energy Partners, L.P. 21.61 539 450 45.5% 0.64 0.41
of Capital Summit Midstream Partners, LP 27.46 1,368 199 12.7% 1.07 0.98
Targa Resources Partners LP 46.63 4,843 2,393 33.1% 0.72 0.54
Western Gas Partners, LP 59.73 6,406 1,927 23.1% 0.73 0.61
Mean 28.2% 0.80 0.64
Median 32.9% 0.73 0.61
WACC
Risk-free Rate
(4)
1.6%
Unlevered Beta 0.64
Debt and Preferred / Total Capitalization 28.2%
Adjusted Levered Equity Beta 0.81
Market Risk Premium
(5)
6.6%
Small Company Risk Premium
(5)
1.8%
Equity Cost of Capital
(6)
8.8%
Pre-Tax Cost of Debt 8.0%
After-Tax Cost of Debt 5.2%
WACC 7.8%
WACC
Equity Debt and Debt /
Capitalization
($ in millions, except per unit amounts)

Weighted Average Cost of Capital
(1) Excludes American Midstream Partners, LP and Southcross Energy Partners, L.P. due to relatively new partnerships with a non-comparable size

Current Distribution Total
Partnership Yield Growth Return
American Midstream Partners, LP 9.6% 2.6% 12.2%
Atlas Pipeline Partners, L.P. 6.4% 8.5% 14.9%
Access Midstream Partners, L.P. 4.2% 11.3% 15.5%
Crosstex Energy, L.P. 7.0% 5.6% 12.6%
DCP Midstream Partners, LP 5.7% 8.4% 14.2%
MarkWest Energy Partners, L.P. 5.4% 9.2% 14.6%
Regency Energy Partners LP 7.2% 4.3% 11.5%
Total Return Southcross Energy Partners, L.P. 7.4% 6.3% 13.7%
Summit Midstream Partners, LP 6.0% 8.0% 14.0%
Targa Resources Partners LP 5.8% 8.5% 14.3%
Western Gas Partners, LP 3.6% 11.6% 15.2%
Mean 14.1%
Median 14.3%
WACC
Debt and Preferred / Total Capitalization 28.2%
WACC Market Required Equity Return 14.3%
Pre-Tax Cost of Debt 8.0%
After-Tax Cost of Debt 5.2%
WACC 11.7%
(1)
(1)
Confidential
Total Expected Market Return WACC Analysis – CMLP

($ in millions, except per unit amounts)
Weighted Average Cost of Capital
(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) Excludes EQT Midstream, LP due to non-comparable capitalization
(4) 10-year Treasury as of May 3, 2013
(5) Source: Ibbotson Associates
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium

(3)
(3)
Confidential
CAPM WACC Analysis – NRGM
Unit Price Market Equity Total Debt and Total Debt  / Adjusted
Unlevered
Partnership 5/3/2013 Value Preferred Stock Total Capitalization Beta
(1)
Beta
(2)
Boardwalk Pipeline Partners, LP $30.27 $7,121.9 $3,539.2 33.2% 0.72 0.54
El Paso Pipeline Partners, L.P. 42.50 9,381.0 4,338.0 31.6% 0.62 0.48
EQT Midstream Partners, LP 46.38 1,641.3 0.0 0.0% 1.16 1.16
Niska Gas Storage Partners LLC 15.11 531.7 400.0 42.9% 0.81 0.54
Equity Cost PAA Natural Gas Storage, L.P. 21.90 1,589.0 582.1 26.8% 0.79 0.64
of Capital Spectra Energy Partners, LP 37.35 4,064.1 1,149.3 22.0% 0.74 0.62
TC PipeLines, LP 43.06 2,349.5 691.0 22.7% 0.57 0.48
Mean 29.9% 0.71 0.55
Median 29.2% 0.73
0.54
WACC
Risk-free Rate
(4)
1.6%
Unlevered Beta 0.55
Debt and Preferred / Total Capitalization 29.9%
WACC Adjusted Levered Equity Beta 0.70
Market Risk Premium
(5)
6.6%
Small Company Risk Premium (5) 1.8%
Equity Cost of Capital
(6)
8.1%
Pre-Tax Cost of Debt 6.0%
After-Tax Cost of Debt 3.9%
WACC 6.8%

Weighted Average Cost of Capital
(1) Excludes EQT Midstream, LP due to non-comparable capitalization

Unit Price Market Equity Current Distribution Total
Partnership 5/3/2013 Value Yield Growth Return
Boardwalk Pipeline Partners, LP $30.27 $7,121.9 7.0% 2.4% 9.4%
El Paso Pipeline Partners, L.P. 42.50 9,381.0 5.8% 6.1% 11.9%
EQT Midstream Partners, LP 46.38 1,641.3 3.0% 38.2% 41.2%
Niska Gas Storage Partners LLC 15.11 531.7 9.3% 2.9% 12.2%
Total Return PAA Natural Gas Storage, L.P. 21.90 1,589.0 6.5% 2.4% 8.9%
Spectra Energy Partners, LP 37.35 4,064.1 5.3% 5.2% 10.5%
TC PipeLines, LP 43.06 2,349.5 7.2% 1.2% 8.4%
Mean 10.2%
Median 10.0%
WACC
Debt and Preferred / Total Capitalization 29.9%
WACC Market Required Equity Return 10.2%
Pre-Tax Cost of Debt 6.0%
After-Tax Cost of Debt 3.9%
WACC 8.3%
(1)
(1)
Confidential
Total Expected Market Return WACC Analysis – NRGM

B. CMLP Management Sensitivity Case

CMLP Management Sensitivity Case

CMLP management provided Evercore with the CMLP Management Sensitivity Case, which incorporates the following assumptions:
– Operating and financial projections for the year ending December 31, 2013 assumed to equal the operating and financial projections in the CMLP Management Financial Projections
– Rich natural gas volumes from the Barnett, Granite Wash and Avalon are assumed to equal those projected in the CMLP
Management Financial Projections
Expected to grow at a 5-year CAGR of 3.6%
Natural gas processing volumes from the Barnett and Granite Wash are assumed to equal those projected in the CMLP
Management Financial Projections
– Marcellus rich natural gas volume 5-year CAGR of 14.4% in the CMLP Management Financial Projections decreased to 3.6%
in the CMLP Management Sensitivity Case based on an assumed deceleration of Antero’s drilling schedule
Marcellus compression volume 5-year CAGR of 24.4% in the CMLP Management Financial Projections decreased to
12.8% in the CMLP Management Sensitivity Case due to the lower gathering volumes assumed
– Dry natural gas volumes 5-year CAGR of 11.6% in the CMLP Management Financial Projections decreased to (2.4%) in the
CMLP Management Sensitivity Case
– Operations and maintenance expenses were derived from a bottom-up forecast provided by CMLP operations managers
2013E includes full-year expenses for CMM, West Johnson County and Enerven assets and a partial year of expenses for new Marcellus compressor stations in addition to the incremental costs of 18 new full time employees
Fixed costs assumed to increase at 3.0% per year after 2013E
– General and administrative expenses are assumed to equal those projected in the CMLP Management Financial Projections
General and administrative expenses assumed to increase at 4.0% per annum after 2013E
Confidential
CMLP Management Sensitivity Case – Assumptions

CMLP Management Sensitivity Case

– Five year maintenance capital expenditures adjusted from the CMLP Management Financial Projections based on compressor overhauls necessary in the CMLP Management Sensitivity Case given decreased Marcellus volumes
– Five year growth capital expenditures based on forecasted well connections and associated pipeline capital projects, as well as additional Marcellus compressor stations and Fayetteville and Granite Wash facility expansions
– Excludes potential other growth capital expenditure opportunities, including:
The potential acquisition of RKI’s 50.0% non-operating interest in the Jackalope Gas Gathering System in the Niobrara
Basin, and the further development of that system for $199.1 million in 2013E
The MarkWest Marcellus Bolt-On Acquisition for $125.0 million
The Antero Western AOD Acquisition for $250.0 million
– Growth capital expenditures to be financed with revolver borrowings at an interest rate of 3.60%, 3.75%, 4.50%, 5.00% and
5.50% in 2013E, 2014E, 2015E, 2016E and 2017E, respectively
– Assumes CMLP’s Class D Unit distribution is paid in-kind with additional Class D Units until conversion into 6.8 million
CMLP common units in March 2014 on a one-for-one basis
Distributions paid in-kind assume CMLP yield of 9.0% in the first quarter of 2013E and 8.5% in the second, third and fourth quarter of 2013E, respectively
– CMLP projected unit price assumes CMLP yield of 9.0% in the first quarter of 2013E and 8.5% in each quarter of the forecast period thereafter as opposed to 9.0%, 8.5%, 8.0% in the first, second and third quarter of 2013E, respectively and 7.5% in all periods thereafter
– $200.0 million senior note offering on June 30, 2015 assumed to be issued at an 8.0% interest rate with proceeds utilized to reduce borrowings from CMLP’s revolving credit facility
– Distribution per LP unit remains constant until target coverage of 1.05x is reached
– No interest income on cash balances
Confidential
CMLP Management Sensitivity Case  –  Assumptions (cont’d)
Distribution per LP unit of $2.04 in each of 2013E, 2014E, 2015E and 2016E, respectively

CMLP Management Sensitivity Case

CMLP Management Sensitivity Case
The following sets forth selected operating projections provided by CMLP management utilized in deriving the CMLP Management
Sensitivity Case herein:
For the Year Ended December 31, For the Years Ending December 31, CAGR
2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Gathering Volumes (MMcfd)
Barnett Rich 129.5 143.9 163.5 216.1 211.6 210.6 212.9 215.9 (0.0%)
Granite Wash -- 16.6 17.6 29.7 46.1 58.4 66.4 72.1 24.8%
Avalon -- 11.5 9.0 6.8 5.2 4.3 3.6 3.1 (17.4%)
Marcellus -- -- 227.2 457.1 468.7 486.6 513.3 526.0 3.6%
Total Rich Gathering Volumes 129.5 172.0 417.2 709.7 731.5 759.9 796.2 817.1 3.6%
Barnett Dry 213.8 329.7 268.4 234.9 225.2 212.8 205.4 200.3 (3.9%)
Fayetteville -- 85.2 86.7 97.9 105.7 109.4 112.8 116.4 4.4%
Haynesville -- 60.1 50.5 33.6 20.5 18.4 17.0 16.0 (17.0%)
Total Dry Gathering Volumes 213.8 475.0 405.6 366.4 351.4 340.6 335.2 332.7 (2.4%)
Total Gathering 343.3 647.0 822.8 1,076.1 1,082.9 1,100.5 1,131.4 1,149.8 1.7%
Processing Volumes (MMcfd)
Barnett 127.8 131.8 155.7 207.0 202.6 201.6 203.8 206.8 (0.0%)
Granite Wash -- 12.3 17.5 29.4 45.6 57.8 65.7 71.3 24.8%
Total Processing Volumes 127.8 144.1 173.2 236.4 248.2 259.4 269.6 278.1 4.1%
Compression Volumes (MMcfd)
Marcellus -- -- 6.4 331.8 448.4 497.5 524.8 537.5 12.8%
Well Connections
Barnett Rich NA NA 43.0 60.0 68.0 68.0 68.0 68.0
Granite Wash NA NA 5.0 10.0 16.0 16.0 15.0 15.0
Avalon NA NA -- -- -- -- -- --
Marcellus NA NA 60.0 65.0 43.0 43.0 42.0 41.0
Total Rich Well Connections NA NA 108.0 135.0 127.0 127.0 125.0 124.0
Barnett Dry NA NA 23.0 8.0 10.0 10.0 10.0 10.0
Fayetteville NA NA 18.0 23.0 24.0 21.0 21.0 21.0
Haynesville NA NA 1.0 -- -- -- -- --
Total Dry Well Connections NA NA 42.0 31.0 34.0 31.0 31.0 31.0
Total Well Connections NA NA 150.0 166.0 161.0 158.0 156.0 155.0
Confidential

CMLP Management Sensitivity Case (cont’d)
($ in millions)

CMLP Management Sensitivity Case
The following sets forth the CMLP Management Sensitivity Case utilized by Evercore in its analysis herein:
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Revenue, Less Purchases:
Barnett Rich $90.5 $93.7 $101.5 $108.4 $115.1
Granite Wash 5.9 10.2 14.0 16.5 18.4
Avalon 0.4 0.3 0.3 0.2 0.2
Marcellus 69.9 81.7 89.2 96.8 101.6
Total Rich Natural Gas Revenue $166.7 $185.9 $204.9 $221.9 $235.3 9.0%
Barnett Dry 49.5 46.7 46.8 46.6 46.7
Fayetteville 30.6 33.6 36.6 39.2 41.8
Haynesville 5.3 3.1 2.8 2.5 2.4
Total Dry Natural Gas Revenue $85.4 $83.4 $86.2 $88.4 $90.9 1.6%
Total Revenue, Less Purchases $252.1 $269.3 $291.1 $310.3 $326.2 6.7%
Operating Expense:
CMLP Operating Expense $42.9 $43.9 $45.0 $46.2 $47.4
CMM Operating Expense 7.9 9.8 10.5 10.8 11.1
Total Operating Expense $50.8 $53.8 $55.5 $57.0 $58.5 3.6%
General and Administrative Expense:
CMLP General and Administrative Expense $25.4 $26.4 $27.4 $28.5 $29.7
CMM General and Administrative Expense 2.9 3.0 3.2 3.3 3.4
Total General and Administrative Expense 28.3 29.4 30.6 31.8 33.1 4.0%
Plus: Other Corporate Adjustments 0.3 -- -- -- --
Adjusted EBITDA $173.3 $186.1 $205.0 $221.4 $234.6 7.9%
Confidential

CMLP Management Sensitivity Case (cont’d)
($ in millions, except per unit amounts)

CMLP Management Sensitivity Case
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Distributable Cash Flow
Adjusted EBITDA $173.3 $186.1 $205.0 $221.4 $234.6 7.9%
Less: Cash Interest Expense, net (43.0) (47.9) (57.4) (64.8) (68.6)
Less: Maintenance Capital Expenditures (9.3) (7.2) (7.7) (8.9) (11.8)
Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2
Distributable Cash Flow $124.8 $135.6 $144.6 $152.7 $159.4 6.3%
Distributed Cash Flow
Common Units (Public) $69.5 $69.5 $69.5 $69.5 $70.8
Common Units (Crestwood Holdings) 40.1 54.1 54.1 54.1 55.1
GP 20.6 23.6 23.6 23.6 25.9
Total $130.3 $147.2 $147.2 $147.2 $151.8 3.9%
% to GP 15.8% 16.0% 16.0% 16.0% 17.0%
GP IDRs $18.6 $21.1 $21.1 $21.1 $23.3
Weighted Average LP Units Outstanding 60.2 60.6 60.6 60.6 60.6
DCF / LP Unit $1.99 $1.94 $2.02 $2.09 $2.14 1.9%
Distribution / LP Unit $2.04 $2.04 $2.04 $2.04 $2.08 0.5%
LP Coverage 0.97x 0.95x 0.99x 1.02x 1.03x
Total Coverage 0.96x 0.92x 0.98x 1.04x 1.05x
Distributable Cash Flow Surplus / (Shortfall) ($5.5) ($11.7) ($2.7) $5.5 $7.6
The following sets forth the CMLP Management Sensitivity Case utilized by Evercore in its analysis herein:
Confidential

CMLP Management Sensitivity Case (cont’d)
($ in millions)

CMLP Management Sensitivity Case
The following sets forth the funding assumptions utilized in the CMLP Management Sensitivity Case and CMLP’s resulting capital structure and credit statistics
Confidential
For the Years Ending December 31,
2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued (Public) $119.0 $-- $-- $-- $--
Equity Issued (Crestwood Holdings) -- -- -- -- --
GP Contribution (Crestwood Holdings) -- -- -- -- --
Class D Units Issued for Acquisition of 65.0% of CMM 129.0 -- -- -- --
Revolver Draw for Acquisition of 65.0% of CMM 129.0 -- -- -- --
CMM Debt Issued 32.1 19.0 24.9 23.0 22.5
CMLP Debt Issued/(Repaid), net of Surplus/(Shortfall) 46.5 68.3 19.5 11.3 4.1
DCF Surplus / (Shortfall) (5.5) (11.7) (2.7) 5.5 7.6
Contribution from CMLP to CMM 50.0 -- -- -- --
Less: Financing Fees (0.5) -- -- -- --
Total Funding $499.6 $75.7 $41.7 $39.8 $34.1
Debt Issued/(Repaid), net of Surplus/(Shortfall) $89.1 $87.3 $44.4 $34.3 $26.5
Total Equity Issued 248.0 -- -- -- --
Uses:
Acquisition of 65.0% of CMM $258.0 $-- $-- $-- $--
Debt Paydown from 5.175 MM Units Issuance 118.5 -- -- -- --
(Increase) / Decrease in Working Capital (3.7) 2.2 -- -- --
Growth Capital Expenditures 126.8 73.5 41.7 39.8 34.1
Total Uses $499.6 $75.7 $41.7 $39.8 $34.1
Credit Statistics
Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Net Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Capital Structure
Cash $0.0 $0.0 $0.0 $0.0 $0.0
Total Debt 822.8 910.1 954.5 988.8 1,015.3
Net Debt $822.8 $910.1 $954.5 $988.8 $1,015.3

CMLP Management Sensitivity Case (cont’d)
($ in millions)

CMLP Management Sensitivity Case
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Confidential
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Distributable Cash Flow
Adjusted EBITDA $173.3 $214.8 $270.3 $307.9 $340.6 18.4%
Less: Cash Interest Expense, net (43.0) (52.5) (62.8) (67.6) (72.8)
Less: Maintenance Capital Expenditures (9.3) (7.2) (7.7) (8.9) (11.8)
Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2
Distributable Cash Flow $124.7 $159.6 $204.4 $236.3 $261.1 20.3%
DCF / LP Unit $1.99 $2.14 $2.51 $2.78 $2.98 10.7%
Distribution / LP Unit $2.07 $2.15 $2.37 $2.60 $2.86 8.4%
LP Coverage 0.96x 1.00x 1.06x 1.07x 1.04x
Total Coverage 0.93 0.99 1.09 1.10 1.06
Distributable Cash Flow Surplus / (Shortfall) ($8.7) ($1.0) $17.7 $20.9 $14.2
For the Years Ending December 31, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E 2013E 2014E 2015E 2016E 2017E
Distributable Cash Flow
Adjusted EBITDA $173.3 $186.1 $205.0 $221.4 $234.6 7.9% $-- ($28.7) ($65.3) ($86.4) ($106.0)
Less: Cash Interest Expense, net (43.0) (47.9) (57.4) (64.8) (68.6) 0.0 4.6 5.4 2.8 4.2
Less: Maintenance Capital Expenditures (9.3) (7.2) (7.7) (8.9) (11.8) -- -- -- -- --
Plus: Non-Cash Equity Compensation 3.8 4.5 4.7 4.9 5.2 -- -- -- -- --
Distributable Cash Flow $124.8 $135.6 $144.6 $152.7 $159.4 6.3% $0.0 ($24.0) ($59.9) ($83.6) ($101.8)
DCF / LP Unit $1.99 $1.94 $2.02 $2.09 $2.14 1.9% $0.00 ($0.20) ($0.49) ($0.69) ($0.84)
Distribution / LP Unit $2.04 $2.04 $2.04 $2.04 $2.08 0.5% ($0.03) ($0.11) ($0.33) ($0.56) ($0.79)
LP Coverage 0.97x 0.95x 0.99x 1.02x 1.03x
Total Coverage 0.96 0.92 0.98 1.04 1.05
Distributable Cash Flow Surplus / (Shortfall) ($5.5) ($11.7) ($2.7) $5.5 $7.6
Difference versus CMLP Management Financial Projections

$500.0
$400.0
$300.0
$200.0
$100.0
$--
$173.3
$173.3
$179.1
$214.8
$186.1
$229.5
$270.3
$205.0
$296.3
$307.9
$221.1
$370.1
$340.6
$234.6
$446.5
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.99
$1.99
$2.06
$2.14
$1.94
$2.25
$2.51
$2.02
$2.65
$2.78
$2.09
$2.94
$2.98
$2.14
$3.19
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$--
$2.07
$2.04
$2.07
$2.15
$2.04
$2.15
$2.37
$2.04
$2.26
$2.60
$2.04
$2.35
$2.86
$2.08
$2.43
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
--
0.93x
0.96x
0.99x
0.99x
0.92x
1.07x
1.09x
0.98x
1.27x
1.10x
1.04x
1.38x
1.06x
1.05x
1.47x
2013E
2014E
2015E
2016E
2017E
CMLP Management Financial Projections
CMLP Management Sensitivity Case
Wall Street Research

EVERCORE PARTNERS

CMLP Management Sensitivity Case

($ in millions, except per unit amounts)
The following sets forth a comparison of the CMLP Management Financial Projections, the CMLP Management Sensitivity Case and
Wall Street Research consensus estimates
Confidential
Comparison of CMLP Management Provided Financial Projections to Wall Street
Research Estimates
Distribution per LP Unit
EBITDA
DCF per LP Unit
Distribution Coverage

C. NRGM Management Sensitivity Case

NRGM Management Sensitivity Case

The NRGM Management Sensitivity Case as provided by CMLP management and utilized herein by Evercore are based off the
NRGM Management Sensitivity Case and adjusted by the following assumptions:
– Firm storage is re-contracted at an average rate of $0.085 per maximum storage quantity per month with a $0.01 increase each year beginning in fiscal 2015E
– Hub Services EBITDA remains flat at $11.0 million following 2013E
– A reduction of 100 MMcfd  of Marc I unsubscribed firm transportation volume at $0.192/Dekatherm beginning the third quarter of fiscal 2013E through the end of fiscal 2014E
Assumes 50.0% of 100 Mcfd capacity is utilized beginning in 2015E and thereafter
– All COLT contracts roll to mid-2016E at current take-or-pay rates
COLT contracts roll to volumetric recovery upon expiration at 60.0% utilization thereafter
– Elimination of the Seneca Lake Gas Storage Expansion project in 2015E and associated growth capital expenditures
– Delay of Watkins-Glen NGL storage by one quarter from Q4 2013 to Q1 2014
– Elimination of COLT Hub Phase II project in 2015E and associated growth capital expenditures, while COLT Hub Phase I is assumed to secure long-term take-or-pay contracts at current projected rates
– Elimination of the Commonwealth Pipeline expansion project in 2016E and associated growth capital expenditures
Confidential
NRGM Management Sensitivity Case – Assumptions
Assumes the same total distribution coverage that was assumed in the NRGM Management Financial Projections
–

NRGM Management Sensitivity Case
($ in millions)

NRGM Management Sensitivity Case
The following sets forth selected operating and financial projections provided by CMLP management to derive the NRGM
Management Sensitivity Case utilized herein:
Confidential
Note: Bold text represents those line items that differ from the NRGM Management Financial Projections
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2017E
Growth Capital Expenditures
Commonwealth Pipeline -- -- -- --
Seneca Lake Gas Storage Expansion -- -- -- --
Watkins Glen NGL Expansion (10.7) -- -- --
COLT Hub -- -- -- --
COLT Hub Expansion I (28.5) -- -- --
COLT Hub Expansion II -- -- -- --
Other NRGM Growth (2.0) (2.0) (2.0) (2.0)
Total ($116.0) ($41.2) ($2.0) ($2.0) ($2.0)
Revenue
Firm Storage $101.4 $104.7 $101.3 $99.4 $99.4 (0.5%)
Transportation 44.9 53.2 56.7 58.2 62.6 8.6%
Hub Services 11.0 11.0 11.0 11.0 11.0 0.0%
Salt 48.1 50.3 51.4 51.4 51.4 1.7%
Crude and Other 41.5 78.7 84.9 81.9 72.0 14.8%
Total Revenue $247.0 $297.9 $305.4 $302.0 $296.5 4.7%
Cost of Sales/ Service
Storage ($7.4) ($4.7) ($4.9) ($5.1) ($5.1) (9.0%)
Transportation (7.7) (10.5) (10.5) (11.9) (16.1) 20.3%
Salt (29.0) (29.5) (30.0) (30.0) (30.0) 0.8%
Crude and Other (5.6) (8.4) (9.1) (9.4) (9.6) 14.4%
Total Cost of Sales/Service ($49.7) ($53.0) ($54.5) ($56.4) ($60.7) 5.1%
Gross Profit
Storage & Transportation $142.3 $153.7 $153.6 $151.6 $151.8 1.6%
Salt 19.1 20.8 21.5 21.5 21.5 2.9%
Crude and Other 35.9 70.3 75.8 72.5 62.4 14.8%
Total Gross Profit $197.3 $244.9 $250.9 $245.6 $235.8 4.5%
Less: Total Operating Expenses (31.1) (33.8) (34.9) (36.3) (37.8)
Plus: Minority Interest and Other Expense 0.0 -- -- -- --
Adjusted EBITDA $166.3 $211.1 $216.0 $209.3 $198.0 4.5%

NRGM Management Sensitivity Case (cont’d)
($ in millions, except per unit amounts)

NRGM Management Sensitivity Case
The following sets forth the NRGM Management Sensitivity Case utilized by Evercore in its analysis herein:
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2014E - 2017E
Adjusted EBITDA $166.3 $211.1 $216.0 $209.3 $198.0 (2.1%)
Less: Maintenance Capital Expenditures (4.5) (7.0) (7.8) (8.2) (8.6)
Less: Interest Expense (34.7) (42.3) (46.6) (44.4) (42.7)
Other 4.6 (0.3) 2.7 1.3 (1.3)
Distributable Cash Flow $131.7 $161.5 $164.2 $157.9 $145.3 (3.5%)
Distributed Cash Flow
Common Units - Public $46.5 $47.7 $48.8 $51.1 $58.1
Common Units - NRGY 88.8 91.2 93.2 93.2 93.2
General Partner 8.2 11.8 14.8 15.1 15.8
Distributed Cash Flow $143.5 $150.7 $156.8 $159.3 $167.1 3.5%
% to GP 5.7% 7.8% 9.4% 9.4% 9.4%
GP IDRs $8.2 $11.8 $14.8 $15.1 $15.8 10.3%
Weighted Average LP Units Outstanding 85.9 85.9 85.9 87.3 91.5
DCF / LP Unit $1.49 $1.68 $1.70 $1.64 $1.53 (3.0%)
Distribution / LP Unit 1.58 1.62 1.65 1.65 1.65 0.7%
LP Coverage 0.95x 1.04x 1.03x 1.00x 0.93x
Total Coverage 0.92 1.07 1.05 0.99 0.87
Distributable Cash Flow Surplus / (Shortfall) ($11.8) $10.8 $7.5 ($1.4) ($21.8)
Confidential

NRGM Management Sensitivity Case (cont’d)
($ in millions)
The following sets forth the funding assumptions utilized in the NRGM Management Sensitivity Case and NRGM’s resulting capital structure and credit statistics
NRGM Management Sensitivity Case
Confidential

For the Fiscal Years Ending September 30,
2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued for Growth Capital Expenditures $-- $-- $-- $-- $--
Equity Issued for Rangeland Acquisition 225.0 -- -- -- --
Equity Issuance in Q4 2016E -- -- -- 150.0 --
Debt Issued / (Repaid) 353.5 21.9 (3.9) (88.0) 24.2
DCF Surplus / (Shortfall) (11.8) 10.8 7.5 (1.4) (21.8)
Total Sources $566.7 $32.7 $3.6 $60.6 $2.4
Debt Issued / (Repaid), net of Surplus / (Shortfall) $353.5 $21.9 ($3.9) ($88.0) $24.2
Total Equity Issued 225.0 -- -- -- --
Uses:
Growth Capital Expenditures $116.0 $41.2 $2.0 $2.0 $2.0
Rangeland Acquisition 425.0 -- -- -- --
Rangeland Transaction Fees and Expenses 6.0 -- -- -- --
Excess Cash -- -- -- 57.1 --
Other 19.7 (8.5) 1.6 1.5 0.4
Total Uses $566.7 $32.7 $3.6 $60.6 $2.4
Credit Statistics
Debt / Adjusted EBITDA 4.6x 3.8x 3.6x 3.3x 3.7x
Net Debt / Adjusted EBITDA 4.6 3.8 3.6 3.1 3.4
Capital Structure
Cash $-- $-- $-- $57.1 $57.1
Total Debt 770.0 791.9 788.0 700.0 724.2
Net Debt $770.0 $791.9 $788.0 $642.9 $667.1

NRGM Management Sensitivity Case

The following sets forth a comparison of the NRGM Management Financial Projections, the NRGM Management Sensitivity Case
and the Wall Street Research estimates
EBITDA
Distribution per LP Unit
DCF per LP Unit
Distribution Coverage
$171.6
$223.5
$242.7
$260.9
$287.5
$166.3
$211.1
$216.0
$209.3
$198.0
$195.9
$299.6
$388.2
$--
$100.0
$200.0
$300.0
$400.0
$500.0
2013E 2014E 2015E 2016E 2017E
NRGM Management Financial Projections NRGM Management Sensitivity Case
Wall Street Research
$1.52
$1.75
$1.82
$1.87
$1.94
$1.49
$1.68
$1.70
$1.64
$1.53
$1.63
$2.10
$2.45
$--
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
2013E 2014E 2015E 2016E 2017E
NRGM Management Financial Projections NRGM Management Sensitivity Case
Wall Street Research
$1.59
$1.68
$1.77
$1.85
$1.88
$1.58 $1.62
$1.65 $1.65
$1.65
$1.66
$1.92
$2.14
$--
$0.50
$1.00
$1.50
$2.00
$2.50
2013E 2014E 2015E 2016E 2017E
NRGM Management Financial Projections NRGM Management Sensitivity Case
Wall Street Research
0.94x
1.07x
1.05x 1.02x
1.06x
0.92x
1.07x
1.05x
0.99x
0.87x
1.66x
1.92x
2.14x
--
0.50x
1.00x
1.50x
2.00x
2.50x
2013E 2014E 2015E 2016E 2017E
NRGM Management Financial Projections NRGM Management Sensitivity Case
Wall Street Research
Confidential
Comparison of NRGM Financial Projections to Wall Street Research Estimates
($ in millions, except per unit amounts)

NRGM Management Sensitivity Case Financial Projections

NRGM Management Sensitivity Case
The following sets forth a comparison of the NRGM Management Financial Projections and the NRGM Management
Sensitivity Case utilized by Evercore in its analysis herein
Source: NRGM management; Wall Street Research
NRGM Management Financial Projections
NRGM Management Sensitivity Case
For the Fiscal Years Ending September 30, CAGR
2013E 2014E 2015E 2016E 2017E 2013E - 2015E
Adjusted EBITDA $171.6 $223.5 $242.7 $260.9 $287.5 18.9%
Less: Maintenance Capital Expenditures (4.5) (7.0) (7.8) (8.2) (8.6)
Less: Interest Expense (34.8) (42.7) (52.1) (56.5) (57.2)
Other 4.6 (0.3) 2.7 1.3 (1.3)
Distributable Cash Flow $136.9 $173.5 $185.4 $197.5 $220.4 16.4%
DCF / LP Unit $1.52 $1.75 $1.82 $1.87 $1.94 9.3%
Distribution / LP Unit 1.59 1.68 1.77 1.85 1.88 5.5%
LP Coverage 0.96x 1.04x 1.03x 1.01x 1.03x
Total Coverage 0.94 1.07 1.05 1.02 1.06
Distributable Cash Flow Surplus / (Shortfall) ($9.2) $11.6 $8.4 $3.6 $11.6
For the Fiscal Years Ending September 30, CAGR Difference versus NRGM Management Financial Projections
2013E 2014E 2015E 2016E 2017E 2013E - 2015E 2013E 2014E 2015E 2016E 2017E
Adjusted EBITDA $166.3 $211.1 $216.0 $209.3 $198.0 14.0% ($5.3) ($12.4) ($26.7) ($51.6) ($89.6)
Less: Maintenance Capital Expenditures (4.5) (7.0) (7.8) (8.2) (8.6) -- -- -- -- --
Less: Interest Expense (34.7) (42.3) (46.6) (44.4) (42.7) 0.1 0.4 5.5 12.1 14.5
Other 4.6 (0.3) 2.7 1.3 (1.3) -- -- -- -- --
Distributable Cash Flow $131.7 $161.5 $164.2 $157.9 $145.3 11.7% ($5.2) ($12.0) ($21.2) ($39.6) ($75.1)
DCF / LP Unit $1.49 $1.68 $1.70 $1.64 $1.53 6.6% ($0.03) ($0.07) ($0.12) ($0.23) ($0.41)
Distribution / LP Unit 1.58 1.62 1.65 1.65 1.65 2.4% (0.01) (0.07) (0.12) (0.20) (0.23)
LP Coverage 0.95x 1.04x 1.03x 1.00x 0.93x
Total Coverage 0.92 1.07 1.05 0.99 0.87
Distributable Cash Flow Surplus / (Shortfall) ($11.8) $10.8 $7.5 ($1.4) ($21.8)
Confidential
($ in millions, except per unit amounts)

D. Additional Pro Forma Impact Sensitivities

Additional Pro Forma Impact Sensitivities
Evercore analyzed the pro forma impact to NRGM unitholders and CMLP unitholders from the Proposed Transaction, utilizing the
CMLP Management Sensitivity Case and the NRGM Management Sensitivity Case previously reviewed herein
– NRGM acquires CMLP at a 14.4% premium to CMLP’s current unit price of $23.85 as of May 3, 2013, or $26.27 per unit, plus $0.73 in cash, representing a total enterprise value of $2.4 billion or 12.9x 2014E EBITDA
Transaction assumed to be financed with NRGM common equity issued directly to CMLP common unitholders, the
$25.0 million of cash consideration financed with borrowings from NRGM’s existing revolver
Implies a 1.070x NRGM/CMLP exchange ratio, assuming a 5.0% premium to CMLP’s 20-Day VWAP of $24.46 and
NRGM’s 20-Day VWAP of $24.00
– Crestwood Holdings will make an aggregate payment of approximately $10.4 million to the CMLP unaffiliated unitholders, or
$0.30 per unit, resulting in CMLP unaffiliated unitholders receiving a total value of $27.30 per unit
– CMLP’s projected total debt outstanding of $787.4 million as of July 1, 2013 assumed by NRGM, without triggering change of control provisions
– Assumes one-time integration expenses of $5.0 million are funded with borrowings from NRGM’s existing revolver
– Assumes a total distribution coverage equal to NRGM’s standalone distribution coverage pro forma for the Proposed
Transaction
– Assumes NRGM and CMLP (excluding CMM) growth capital expenditures are funded 50.0% with equity issued to the public at an all-in discount of 8.0% to the then-current projected unit price assuming NRGM’s current yield of 6.44%
– CMM growth capital expenditures are funded 100.0% with borrowings on CMM’s revolving credit facility
– Transaction fees and expenses of $20.0 million are funded with borrowings on NRGM’s existing revolver
– Per CMLP management, assumes $10.0 million and $15.0 million of annual synergies in 2013E and 2014E, respectively, and
$20.0 million of annual synergies in each of 2015E, 2016E and 2017E
Confidential
Assumptions – Management Sensitivity Case

Additional Pro Forma Impact Sensitivities
(1) Includes 6,502,016 common units from the conversion of the Class D Units outstanding as of July 1, 2013
Sources and Uses Transaction Economics
Net NRGM Equity Issued $1,589.7
Cash Consideration Paid by NRGM 25.0
Equity Value $1,614.7
CMLP Net Debt Assumed as of July 1, 2013 787.4
Transaction Enterprise Value $2,402.0
Assumed Annual Synergies:
2013E Annual Synergies $10.0
2014E Annual Synergies 15.0
2015E Annual Synergies 20.0
CMLP Enterprise Value as a Multiple of: Data Multiple
2013E EBITDA $173.3 13.9x
2014E EBITDA 186.1 12.9
2015E EBITDA 205.0 11.7
2013E EBITDA + Synergies $183.3 13.1x
2014E EBITDA + Synergies 201.1 11.9
2015E EBITDA + Synergies 225.0 10.7
CMLP Equity Value as a Multiple of: Data Multiple
2013E DCF $124.8 12.9x
2014E DCF 135.6 11.9
2015E DCF 144.6 11.2
2013E DCF + Synergies $134.8 12.0x
2014E DCF + Synergies 150.6 10.7
2015E DCF + Synergies 164.6 9.8
CMLP 20-Day VWAP $24.46
Offer Premium to CMLP's 20-Day VWAP 5.0%
5.0% Premium Implied CMLP Price $25.68
NRGM 20-Day VWAP 24.00
CMLP / NRGM Exchange Ratio 1.070x
NRGM Current Price $24.55
Value of Equity Consideration $26.27
Value of Cash Consideration 1.03
Total Consideration per Unaffiliated CMLP Unit $27.30
Consideration per CMLP Unit
Confidential
Total CMLP LP Units Outstanding
(1)
60.5
Less: CMLP LP Units Owned by Crestwood Holdings
(1)
(26.2)
CMLP LP Units Owned by the Public 34.3
Assumed LP Unit Price @ 14.4% Premium to $23.85 $27.29
Acquired Equity Value of Public CMLP Unitholders $937.2
CMLP LP Units Owned by Crestwood Holdings and NRGY 26.2
Assumed LP Unit Price @ 10.1% Premium to $23.85 $26.27
Acquired Equity Value of Crestwood Holdings and NRGY Unitholders $687.8
Total Acquired CMLP LP Equity Value $1,625.1
Less: Cash Consideration Paid by Crestwood Holdings (10.4)
Total CMLP LP Equity Value Acquired by NRGM $1,614.7
Plus: Transaction Fees 20.0
Plus: One-Time Integration Expenses 5.0
Less: Cash Consideration Paid by NRGM Funded on NRGM Revolver (25.0)
Less: Integration Expenses and Transaction Fees Funded on NRGM Revolver (25.0)
Net NRGM Equity Issued $1,589.7
Net NRGM LP Equity Issued $1,589.7
NRGM Current Price $24.55
New NRGM LP Units Issued 64.8
CMLP Pro Forma Ownership of NRGM 42.9%
Transaction Economics – Management Sensitivity Case
($ in millions, except per unit amounts)

Additional Pro Forma Impact Sensitivities
For the Quarter Ending For the Years Ending December 31, CAGR
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
NRGM Adjusted EBITDA $42.4 $43.9 $47.1 $53.3 $186.7 $211.8 $214.3 $206.4 $195.3
CMLP Adjusted EBITDA -- -- 45.2 45.9 91.1 186.1 205.0 221.4 234.6
Synergies -- -- 5.0 5.0 10.0 15.0 20.0 20.0 20.0
Adjusted EBITDA $42.4 $43.9 $97.3 $104.3 $287.8 $412.9 $439.3 $447.9 $449.9 2.9%
Less: NRGM Maintenance Capital Expenditures (1.3) (1.6) (1.0) (1.6) (5.5) (7.3) (7.9) (8.3) (8.5)
Less: CMLP Maintenance Capital Expenditures -- -- (3.6) (2.5) (6.1) (7.2) (7.7) (8.9) (11.8)
Less: NRGM Interest Expense (9.0) (9.5) (9.8) (10.3) (38.6) (43.7) (46.1) (44.0) (42.7)
Less: CMLP Interest Expense -- -- (11.0) (11.3) (22.2) (47.9) (57.4) (64.8) (68.6)
Less: Incremental Interest (Expense) / Savings -- -- (0.3) (0.2) (0.6) 0.5 1.7 9.5 10.0
NRGM - Other Income 0.4 0.5 0.0 (0.1) 0.9 0.4 2.3 0.6 (1.3)
CMLP - Other Income -- -- 0.9 1.0 1.9 4.5 4.7 4.9 5.2
Distributable Cash Flow $32.6 $33.3 $72.6 $79.2 $217.7 $312.3 $328.9 $337.0 $332.1 2.1%
Distributable Cash Flow
Common Units - Public $11.0 $11.2 $12.8 $13.7 $48.8 $56.2 $58.8 $64.7 $69.0
Common Units - NRGY 21.1 21.4 24.0 25.2 91.6 99.4 102.2 102.5 100.4
Common Units - CMLP -- -- 27.4 28.8 56.2 113.6 116.9 117.1 114.8
General Partner 0.4 0.7 8.4 11.6 21.0 43.1 51.0 52.7 47.9
Distributable Cash Flow $32.6 $33.3 $72.6 $79.2 $217.7 $312.3 $328.9 $337.0 $332.1
Distributed Cash Flow
Common Units - Public $11.7 $11.7 $12.8 $13.0 $49.1 $54.8 $57.7 $66.3 $75.0
Common Units - NRGY 22.3 22.3 23.9 23.9 92.3 96.8 100.3 104.9 109.2
Common Units - CMLP -- -- 27.3 27.3 54.6 110.7 114.6 120.0 124.9
General Partner 2.1 2.1 8.1 8.1 20.5 36.2 45.6 59.6 72.8
Distributed Cash Flow $36.1 $36.1 $72.1 $72.4 $216.7 $298.6 $318.2 $350.8 $381.9 8.5%
Pro Forma Impact
Confidential
Proposed Transaction – Management Sensitivity Case
($ in millions, except per unit amounts)

Additional Pro Forma Impact Sensitivities
Pro Forma Impact
Confidential
For the Quarter Ending For the Years Ending December 31, CAGR
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
Distributed Cash Flow $36.1 $36.1 $72.1 $72.4 $216.7 $298.6 $318.2 $350.8 $381.9
% to GP 6.0% 6.0% 11.2% 11.2% 9.5% 12.1% 14.3% 17.0% 19.1%
GP IDRs $2.1 $2.1 $8.1 $8.1 $20.5 $36.2 $45.6 $59.6 $72.8 26.2%
Weighted Average LP Units Outstanding 85.9 85.9 151.0 151.7 118.6 152.8 153.3 156.5 159.6
NRGM Summary:
DCF / LP Unit - Pro Forma $0.37 $0.38 $0.43 $0.45 $1.62 $1.76 $1.81 $1.82 $1.78 0.3%
Distribution / LP Unit - Pro Forma 0.40 0.40 0.42 0.42 $1.64 $1.72 1.78 1.86 1.94 4.1%
CMLP Summary:
DCF / LP Unit - Pro Forma $0.48 $0.49 $0.46 $0.48 $1.90 $1.89 $1.94 $1.94 $1.90 0.3%
Distribution / LP Unit - Pro Forma $0.51 $0.51 $0.45 $0.45 $1.93 $1.84 $1.90 $1.99 $2.07 4.1%
LP Coverage 0.95x 0.96x 1.00x 1.05x 0.99x 1.03x 1.02x 0.98x 0.92x
Total Coverage 0.90 0.92 1.01 1.09 1.00 1.05 1.03 0.96 0.87
Distributable Cash Flow Surplus / (Shortfall) ($3.5) ($2.8) $0.5 $6.8 $1.0 $13.7 $10.7 ($13.8) ($49.8)
Proposed Transaction – Management Sensitivity Case (cont’d) ($ in millions, except per unit amounts)

Additional Pro Forma Impact Sensitivities
Confidential
Proposed Transaction – Management Sensitivity Case (cont’d)
For the Quarter Ending For the Years Ending December 31,
3/31/13E 6/30/13E 9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E
Sources:
Equity Issued for CMLP Acquisition $-- $-- $1,583.2 $-- $1,583.2 $-- $-- $-- $--
Revolver Draw for Cash Consideration -- -- 25.0 -- 25.0 -- -- -- --
CMLP Net Debt Assumed -- -- 787.4 -- 787.4 -- -- -- --
Revolver Draw for Transaction Fees and Expenses -- -- 25.0 -- 25.0 -- -- -- --
Equity Issued for Growth Capital Expenditures -- -- 15.6 15.6 31.3 35.9 9.4 9.4 6.8
Equity Issuance in Q4 2016E -- -- -- -- -- -- -- 150.0 --
Debt Issued / (Repaid) 42.0 33.0 36.8 9.7 121.5 37.6 25.2 (102.6) 79.4
DCF Surplus / (Shortfall) (3.5) (2.8) 0.5 6.8 1.0 13.7 10.7 (13.8) (49.8)
Total Sources $38.5 $30.2 $2,473.4 $32.2 $2,574.3 $87.2 $45.3 $43.0 $36.4
Debt Issued / (Repaid), net of Surplus / (Shortfall) $42.0 $33.0 $61.8 $9.7 $146.5 $37.6 $25.2 ($102.6) $79.4
Total Equity Issued -- -- 1,598.8 15.6 1,614.4 35.9 9.4 9.4 6.8
Uses:
CMLP Merger $-- $-- $2,385.5 $-- $2,385.5 $-- $-- $-- $--
CMLP Transaction Fees and Expenses -- -- 25.0 -- 25.0 -- -- -- --
NRGM Growth Capital Expenditures 28.8 20.6 25.0 24.5 98.9 17.2 2.0 2.0 2.0
CMLP Growth Capital Expenditures -- -- 6.3 6.8 13.1 54.5 16.8 16.8 11.7
CMM Growth Capital Expenditures -- -- 21.5 5.5 27.0 19.0 24.9 23.0 22.5
Other 9.7 9.6 0.2 (4.6) 14.8 (3.5) 1.5 1.2 0.3
Total Uses $38.5 $30.2 $2,463.4 $32.2 $2,564.3 $87.2 $45.3 $43.0 $36.4
Pro Forma Credit Statistics
Debt / Adjusted EBITDA 4.4x 4.0x 3.8x 3.5x 3.7x
Net Debt / Adjusted EBITDA 4.4 4.0 3.8 3.5 3.7
Standalone NRGM Credit Statistics
Debt / Adjusted EBITDA 4.2x 3.7x 3.7x 3.4x 3.7x
Net Debt / Adjusted EBITDA 4.2 3.7 3.7 3.1 3.4
Standalone CMLP Credit Statistics
Debt / Adjusted EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Net Debt / Adjusted EBITDA 4.7 4.9 4.7 4.5 4.3
Capital Structure
Cash $-- $-- $-- $-- $-- $-- $0.0 $0.0 $--
Total Debt 712.1 745.1 1,613.8 1,623.5 1,623.5 1,661.2 1,686.4 1,583.8 1,663.1
Net Debt $712.1 $745.1 $1,613.8 $1,623.5 $1,623.5 $1,661.2 $1,686.4 $1,583.8 $1,663.1
($ in millions)

Additional Pro Forma Impact Sensitivities
CMLP Accretion / (Dilution)
Confidential
Pro Forma Impact – CMLP Unitholder – Management Sensitivity Case
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
CMLP Accretion / (Dilution):
DCF / LP Unit - Standalone $0.50 $0.52 $1.99 $1.94 $2.02 $2.09 $2.14 3.3%
DCF / LP Unit - Pro Forma $0.46 $0.48 $1.90 $1.89 $1.94 $1.94 $1.90 0.3%
($0.05) ($0.04) ($0.08) ($0.06) ($0.08) ($0.14) ($0.24)
(9.2%) (7.3%) (4.2%) (3.0%) (3.9%) (6.8%) (11.0%)
Distribution / LP Unit - Standalone $0.51 $0.51 $2.04 $2.04 $2.04 $2.04 $2.08 0.6%
Distribution / LP Unit - Pro Forma $0.45 $0.45 $1.93 $1.84 $1.90 $1.99 $2.07 4.1%
($0.06) ($0.06) ($0.11) ($0.20) ($0.14) ($0.05) ($0.01)
(11.1%) (11.1%) (5.6%) (9.9%) (6.8%) (2.4%) (0.3%)
Standalone Distribution Coverage - NRGM 0.97x 1.02x 0.96x 0.92x 0.98x 1.04x 1.05x
Pro Forma Distribution Coverage - CMLP 1.01 1.09 1.00 1.05 1.03 0.96 0.87
Standalone Debt/EBITDA 4.7x 4.9x 4.7x 4.5x 4.3x
Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7
Standalone Distirbution Per CMLP Unitholder $2.04 $2.04 $2.04 $2.04 $2.08
CMLP Current Yield 8.6% 8.6% 8.6% 8.6% 8.6%
CMLP Standalone Projected Unit Price - Current Yield (Less $1.03 per Unit Cash Consideration) $22.82 $22.82 $22.82 $22.82 $23.26
Pro Forma Distribution per CMLP Unitholder $1.93 $1.84 $1.90 $1.99 $2.07
NRGM Yield Necessary to Achieve CMLP Standalone Projected Unit Price (Breakeven Yield) 8.4% 8.1% 8.3% 8.7% 8.9%
Accretion / (Dilution) - $
Accretion / (Dilution) - %
Accretion / (Dilution) - $
Accretion / (Dilution) - %

Additional Pro Forma Impact Sensitivities
NRGM Accretion / (Dilution)
For the Quarter Ending For the Years Ending December 31, CAGR
9/30/13E 12/31/13E 2013E 2014E 2015E 2016E 2017E 2014E - 2017E
NRGM Accretion / (Dilution):
DCF / LP Unit - Standalone $0.40 $0.43 $1.58 $1.68 $1.68 $1.62 $1.51 (3.5%)
DCF / LP Unit - Pro Forma $0.43 $0.45 $1.62 $1.76 $1.81 $1.82 $1.78 0.3%
Accretion / (Dilution) - $ $0.03 $0.02 $0.05 $0.08 $0.13 $0.20 $0.27
Accretion / (Dilution) - % 7.3% 4.8% 3.1% 5.0% 7.7% 12.4% 18.1%
Distribution / LP Unit - Standalone $0.40 $0.40 $1.58 $1.63 $1.65 $1.65 $1.65 0.4%
Distribution / LP Unit - Pro Forma 0.42 0.42 1.64 1.72 1.78 1.86 1.94 4.1%
Accretion / (Dilution) - $ $0.03 $0.03 $0.05 $0.09 $0.13 $0.21 $0.28
Accretion / (Dilution) - % 7.3% 6.3% 3.4% 5.2% 7.6% 12.6% 17.2%
Standalone Distribution Coverage - NRGM 1.01x 1.13x 0.99x 1.07x 1.03x 0.96x 0.87x
Pro Forma Distribution Coverage - NRGM 1.01 1.09 1.00 1.05 1.03 0.96 0.87
Standalone Debt/EBITDA 4.2x 3.7x 3.7x 3.4x 3.7x
Pro Forma Debt/EBITDA 4.4 4.0 3.8 3.5 3.7
Confidential
Pro Forma Impact – NRGM Unitholder – Management Sensitivity Case